Individual and Group Variable, Fixed, and Market Value Adjusted Deferred Annuity Contracts Issued by Kemper Investors Life Insurance Company Through KILICO Variable Annuity Separate Account		Prospectus May 1, 2007 Scudder DestinationsSM Annuity

Home Office	Annuity Contact Center
1400 American Lane	Scudder DestinationsSM Service Team
Schaumburg, Illinois 60196	PO Box 19097
Greenville, SC 29602-9097
Phone: 1-800-449-0523 (toll free)
www.kemperinvestors.com	7:30 a.m. to 5:00 p.m. Central Time M-F

This Prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts (the “Contract”) offered by Kemper Investors Life Insurance Company (“we” or “KILICO”). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term “Contract” refers both to certificates and to individual annuity contracts. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

You may allocate Purchase Payments to one or more of the variable options or the Fixed Account Option, or the Market Value Adjustment (“MVA”) option in states where a MVA is authorized. The availability of the Fixed Account Option and the MVA Option may be restricted in some states. The Contract currently offers 32 investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios or Funds:

•   AIM Variable Insurance Funds (Series I Shares):

•   AIM V.I. Utilities Fund

•   The Alger American Fund (Class O Shares):

•   Alger American Balanced Portfolio

•   Alger American Leveraged AllCap Portfolio

•   Credit Suisse Trust (Trust Class Shares):

•   Credit Suisse Trust-Emerging Markets Portfolio

•   Credit Suisse Trust-Global Small Cap Portfolio

•   Dreyfus Investment Portfolios (Initial Share Class):

•   Dreyfus IP MidCap Stock Portfolio

•   The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)

•   DWS Investments VIT Funds (Class A Shares):

•   DWS Equity 500 Index VIP

•   DWS Variable Series I (Class A Shares):

•   DWS Bond VIP

•   DWS Capital Growth VIP*

•   DWS Global Opportunities VIP

•   DWS Growth & Income VIP

•   DWS Health Care VIP

•   DWS International VIP

•   DWS Variable Series II (Class A Shares):

•   DWS Balanced VIP

•   DWS Blue Chip VIP

•   DWS Core Fixed Income VIP

•   DWS Davis Venture Value VIP

•   DWS Dreman High Return Equity VIP**

•   DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP)***

•   DWS Global Thematic VIP

•   DWS Government & Agency Securities VIP

•   DWS High Income VIP

•   DWS International Select Equity VIP

•   DWS Janus Growth & Income VIP

•   DWS Large Cap Value VIP

•   DWS Mid Cap Growth VIP

•   DWS Money Market VIP

•   DWS Small Cap Growth VIP

•   DWS Strategic Income VIP

•   DWS Technology VIP

•   DWS Turner Mid Cap Growth VIP

*	On December 8, 2006, the DWS Capital Growth VIP acquired all of the net assets of DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP), DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006.

**	On September 15, 2006, DWS Dreman High Return Equity VIP acquired all of the net assets of DWS Dreman Financial Services VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006.

***	Effective November 3, 2006, DWS Dreman Small Cap Value VIP changed its name to DWS Dreman Small Mid Cap Value VIP.

Subaccounts, Portfolios and Funds may be added or deleted in the future. Contract Values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract Values allocated to the Fixed Account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate on a fixed basis.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by contacting the Annuity Contact Center. A table of contents for the SAI appears at the end of this Prospectus. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at http://www.sec.gov.

The date of this Prospectus is May 1, 2007.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS (CONTINUED)

4

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulated Guarantee Period Value—The sum of your Guarantee Period Values.

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

Annuitant—The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

Annuity Contact Center—The address of our Annuity Contact Center is Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. The overnight address is: Scudder DestinationsSM Service Team, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064. IBM Business Transformation Outsourcing Insurance Service Corporation is the administrator of the Contract. You can call the Annuity Contact Center toll-free at 1-800-449-0523.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several forms in which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments.

Beneficiary—The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

Company (“we”, “us”, “our”, “KILICO”)—Kemper Investors Life Insurance Company. Our Home Office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097 or 1-800-449-0523.

Contract—A Variable, Fixed and Market Value Adjusted Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

Contract Value—The sum of the values of your Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

Contract Year—Period between anniversaries of the Contract’s Date of Issue.

Contract Quarter—Periods between quarterly anniversaries of the Contract’s Date of Issue.

Contribution Year—Each one year period following the date a Purchase Payment is made.

Date of Issue—The date on which the first Contract Year commences.

Effective Date—The date that the endorsement to your Contract adding enhancements to the MVA Option (the “MVA Endorsement”) became effective, which is April 1, 2005.

Fixed Account—The General Account of KILICO to which you may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

Fixed Account Contract Value—The value of your Contract interest in the Fixed Account.

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Fixed Annuity—An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

Fund or Funds—AIM Variable Insurance Funds, The Alger American Fund, Credit Suisse Trust, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., DWS Investments VIT Funds, DWS Variable Series I and DWS Variable Series II, including any Portfolios thereunder.

General Account—All our assets other than those allocated to any separate account.

Guaranteed Interest Rate—The rate of interest we establish for a given Guarantee Period.

Guarantee Period—The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at our option.

Guarantee Period Value—The value of your Contract interest in a Guarantee Period is the sum of your: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

Home Office—The address of our Home Office is 1400 American Lane, Schaumburg, Illinois 60196.

Market Adjusted Value—A Guarantee Period Value adjusted by the Market Value Adjustment formula on any date prior to the end of a Guarantee Period.

Market Value Adjustment—An adjustment of values under a Guarantee Period in accordance with the Market Value Adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the Market Value Adjustment formula stated in the Contract. Any downward Market Value Adjustment is subject to the MVA Floor described in the MVA Endorsement issued on April 1, 2005 and described below.

Non-Qualified Plan Contract—A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership defined in the Contract.

Portfolio—A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Purchase Payments—Amounts paid to us by you or on your behalf.

Qualified Plan Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The KILICO Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your Subaccount Values.

Start Date—The later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

Subaccounts—The thirty-two subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

Subaccount Value—The value of your interest in each Subaccount.

Unitholder—The person holding the voting rights with respect to an Accumulation or Annuity Unit.

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Valuation Date—Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period—The interval of time between two consecutive Valuation Dates.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

Withdrawal Value—Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

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SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and for payment of annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

Subject to certain exceptions, the minimum subsequent Purchase Payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000.

Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio or Fund. Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.

The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account earn no less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate.

The MVA Option also provides fixed accumulations. The MVA Option may not be available in all states. The MVA Option is only available during the Accumulation Period. You may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For new Contracts, we may limit the number of Guarantee Period options available to three. We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods you select. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless you timely elect another Guarantee Period. The interests under the Contract relating to the MVA Option are not registered under the Securities Act of 1933 (“1933 Act”) and the insulated, nonunitized separate account supporting the MVA Option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”).

You bear the investment risk under the Contracts, unless Contract Values are allocated to:

•	the MVA Option and are guaranteed to receive the Guaranteed Interest Rate, subject to any Market Value Adjustment, or

•	the Fixed Account Option and are guaranteed to earn not less than the minimum guaranteed rate (see “Fixed Account Option”).

Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account.

You may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions.

We do not deduct sales charges from Purchase Payments. Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of Contract Value. If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

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The Withdrawal Charge is:

•	7% in the first Contribution Year,

•	6% in the second Contribution Year,

•	5% in the third and fourth Contribution Years,

•	4% in the fifth Contribution Year,

•	3% in the sixth Contribution Year,

•	2% in the seventh Contribution Year, and

•	0% in the eighth Contribution Year and thereafter.

The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under “Withdrawal Charge.” Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the “Code”).

Contract charges include:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if selected,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

In addition, the investment advisers to the Funds deduct varying charges from the assets of the Funds for which they provide investment advisory services.

The Contract may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. We may limit Purchase Payments under qualified plans, other than IRAs, to lump-sum rollovers and transfers. The Contract is also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.

You may examine a Contract and return it for a refund during the “free look” period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date you receive the Contract. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions-IRAs or as Roth Individual Retirement Annuities.

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SUMMARY OF EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer cash value between and among the Subaccounts, the Fixed Account, and the Guarantee Periods. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	None
Maximum Withdrawal Charge[1] (as a percentage of Purchase Payments):	7%

Year of Withdrawal after Purchase Payment	Withdrawal Charge
First year	7.00%
Second year	6.00%
Third year	5.00%
Fourth year	5.00%
Fifth year	4.00%
Sixth year	3.00%
Seventh year	2.00%
Eight years and following	0.00%

Maximum Transfer Fee:	$25	[2]

[1]

A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to a Withdrawal Charge less prior withdrawals that were previously assessed a Withdrawal Charge and (ii) 10% of the Contract Value in any Contract Year without assessment of any Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See “Withdrawal Charge.”

[2]	We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year. See “Transfers During the Accumulation Period.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Current
Periodic Charges other than Portfolio Expenses
Annual Records Maintenance Charge[3]	$30

Separate Account Annual Expenses (as a percentage of average Separate Account Contract Value)

With the Standard Death Benefit Only
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges[4]	1.40%

With the Optional Guaranteed Retirement Income Benefit
Mortality and Expense Risk Charge	1.25%
Optional Guaranteed Retirement Income Benefit[5]	0.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges	1.65%

[3]

The records maintenance charge applies to Contracts with Contract Value less than $50,000 on the date of assessment. In certain circumstances we may reduce or waive the annual records maintenance charge. See “Records Maintenance Charge.”

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[4]

If you annuitize the Contract on a variable basis, we will assess a daily Mortality and Expense Risk Charge and Administration Charge at an annual rate of 1.40% against the assets you hold in the Separate Account.

[5]

We no longer offer the Guaranteed Retirement Income Benefit Rider. If you have elected the Guaranteed Retirement Income Benefit Rider and your rider remains in force, the 0.25% rider charge will continue to be deducted on the last business day of each contract quarter prorata as a percentage of Contract Value from each Subaccount, Guarantee Period and the Fixed Account in which you have Contract Value until you annuitize or surrender the Contract or the Annuitant reaches age 91, whichever comes first.

The following table shows the range of Fund fees and expenses for the fiscal year ended December 31, 2006. Expenses of the Funds may be higher or lower in the future. You can obtain more detailed information concerning each Fund’s fees and expenses in the prospectus for each Fund.

Range of Annual Operating Expenses for the Funds During 20061

	Lowest	—	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.29%	—	1.59%

Net Total Annual Fund Operating Expenses After Reimbursements and Waivers (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, after any contractual waivers or reimbursements of fees and expenses)[2]	0.28%	—	1.59%

[1]

The fund expenses used to prepare this table were provided to us by the fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.

[2]

The range of Net Total Annual Fund Operating Expenses After Reimbursements and Waivers takes into account contractual arrangements for certain Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 2008. For more information about these arrangements, consult the prospectuses for the Funds.

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The next table shows the fees and expenses charged by each fund for the fiscal year ended December 31, 2006.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

(as a percentage of average daily net assets in the funds as of December 31, 2006):

Name of Fund	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses	Contractual Waiver or Expense Reimburse- ment	Net Total Annual Expenses
AIM Variable Insurance Funds (Series I Shares)
AIM V.I. Utilities Fund[1]	0.60%	N/A	0.36%	0.96%	0.03%	0.93%
The Alger American Fund (Class O Shares)[2]
Alger American Balanced Portfolio	0.71%	N/A	0.15%	0.86%	0.04%	0.82%
Alger American Leveraged AllCap Portfolio	0.81%	N/A	0.17%	0.98%	0.04%	0.95%
Credit Suisse Trust (Trust Class Shares)[3]
Credit Suisse Trust- Emerging Markets Portfolio	1.24%	N/A	0.35%	1.59%	N/A	1.59%
Credit Suisse Trust- Global Small Cap Portfolio	1.25%	N/A	0.31%	1.56%	N/A	1.56%
Dreyfus Investment Portfolios (Initial Share Class)[4]
Dreyfus IP MidCap Stock Portfolio	0.75%	N/A	0.06%	0.81%	N/A	0.81%
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)
	0.75%	N/A	0.08%	0.83%	N/A	0.83%
DWS Investments VIT Funds (Class A Shares)
DWS Equity 500 Index VIP[5]	0.29%	N/A	N/A	0.29%	0.01%	0.28%
DWS Variable Series I (Class A Shares)[6]
DWS Bond VIP	0.49%	N/A	0.17%	0.66%	0.03%	0.63%
DWS Capital Growth VIP	0.47%	N/A	0.03%	0.50%	0.01%	0.49%
DWS Global Opportunities VIP	0.99%	N/A	0.13%	1.12%	N/A	1.12%
DWS Growth & Income VIP	0.48%	N/A	0.06%	0.54%	0.01%	0.53%
DWS Health Care VIP	0.77%	N/A	0.12%	0.89%	N/A	0.89%
DWS International VIP	0.84%	N/A	0.12%	0.96%	N/A	0.96%
DWS Variable Series II (Class A Shares)[7]
DWS Balanced VIP	0.46%	N/A	0.09%	0.55%	0.04%	0.51%
DWS Blue Chip VIP	0.64%	N/A	0.06%	0.70%	N/A	0.70%
DWS Core Fixed Income VIP	0.59%	N/A	0.08%	0.67%	N/A	0.67%
DWS Davis Venture Value VIP	0.94%	N/A	0.08%	1.02%	0.13%	0.89%
DWS Dreman High Return Equity VIP	0.73%	N/A	0.04%	0.77%	N/A	0.77%
DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP)	0.73%	N/A	0.04%	0.77%	N/A	0.77%
DWS Global Thematic VIP	1.00%	N/A	0.38%	1.38%	0.26%	1.12%
DWS Government & Agency Securities VIP	0.55%	N/A	0.12%	0.67%	0.04%	0.63%
DWS High Income VIP	0.59%	N/A	0.11%	0.70%	N/A	0.70%
DWS International Select Equity VIP	0.75%	N/A	0.13%	0.88%	N/A	0.88%
DWS Janus Growth & Income VIP	0.75%	N/A	0.10%	0.85%	N/A	0.85%
DWS Large Cap Value VIP	0.74%	N/A	0.08%	0.82%	N/A	0.82%
DWS Mid Cap Growth VIP	0.75%	N/A	0.28%	1.03%	0.09%	0.94%
DWS Money Market VIP	0.39%	N/A	0.05%	0.44%	N/A	0.44%
DWS Small Cap Growth VIP	0.65%	N/A	0.08%	0.73%	0.01%	0.72%
DWS Strategic Income VIP	0.65%	N/A	0.20%	0.85%	N/A	0.85%
DWS Technology VIP	0.75%	N/A	0.14%	0.89%	N/A	0.89%
DWS Turner Mid Cap Growth VIP	0.80%	N/A	0.17%	0.97%	N/A	0.97%

[1]

Through at least April 30, 2008, the adviser for the AIM V.I. Utilities Fund has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Net Total Annual Expenses (excluding certain items discussed below) of Series I shares to 0.93% of average daily net assets for the AIM V.I. Utilities Fund. The Net Total Annual Expenses for the AIM V.I. Utilities Fund after the advisory fee and/or the expense reimbursement of 0.03% was 0.93% during 2006. In determining the adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Total Annual Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

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[2]

Effective December 1, 2006 through November 30, 2011, the manager has contractually agreed to waive 0.04% of its advisory fees for the Alger American Balanced Portfolio and 0.035% of its advisory fees for the Alger American Leveraged AllCap Portfolio. Other Expenses now includes an administrative fee of 0.04% that had been previously included in the Fund’s Management Fees.

[3]

Fee waivers and/or expense reimbursements reduced total annual expenses to 1.36% for the Credit Suisse Trust Emerging Markets Portfolio and 1.40% for the Credit Suisse Trust Global Small Cap Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

[4]	The “Other Expenses” for the Dreyfus IP MidCap Stock Portfolio includes expenses of 0.01% for acquired fund fees and expenses.

[5]

Pursuant to their respective agreements with DWS Investments VIT Funds, the investment manager, the underwriter and the accounting agent of the DWS Equity 500 Index VIP have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.28% for Class A shares. The fees include a 0.10% administration fee.

[6]

The fees for the DWS Variable Series I were restated on an annualized basis to reflect fee changes which took effect on June 1, 2006; the fees include a 0.10% administration fee. Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Net Total Annual Expenses to the following amounts: (i) 0.60% for the DWS Bond VIP, through September 30, 2007; (ii) 0.49% for the DWS Capital Growth VIP, 0.54% for the DWS Growth & Income VIP, and 0.96% for the DWS International VIP, through April 30, 2010; and (iii) 0.63% for the DWS Bond VIP from October 1, 2007 through April 30, 2008. The investment manager for the DWS Growth & Income VIP has also contractually agreed to waive its fees and expenses in the amount of 0.01% of the average daily net assets until April 27, 2010. The Net Total Annual Expenses for the DWS Bond VIP, the DWS Capital Growth VIP, and the DWS Growth & Income VIP after the contractual fee limits, expense reimbursements, and fee and expense waivers were 0.63%, 0.49%, and 0.53%, respectively, for 2006. Fees for the DWS Growth & Income VIP and for the DWS International VIP are restated on an annualized basis to reflect the acquisition of the DWS Mercury Large Cap Core VIP and of the DWS Templeton Foreign Value VIP, respectively, on December 11, 2006. Fees for the DWS Capital Growth VIP are restated on an annualized basis to reflect the acquisition of the DWS Janus Growth Opportunities VIP, the DWS Oak Strategic Equity VIP, and the DWS All Cap Growth VIP on December 11, 2006.

[7]

Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Net Total Annual Expenses to the following levels: (i) 0.89% for the DWS Davis Venture Value VIP, 1.12% for the DWS Global Thematic VIP, and 0.90% for the DWS Mid Cap Growth VIP, through September 30, 2007; (ii) 0.51% for the DWS Balanced VIP, 0.63% for the DWS Government & Agency Securities VIP, and 0.72% for the DWS Small Cap Growth VIP, through April 30, 2008; (iii) 0.78% for the DWS Dreman High Return Equity VIP and 0.44% for the DWS Money Market VIP through April 30, 2010; and (iv) 0.86% for the DWS Davis Venture Value VIP, 1.10% for the DWS Global Thematic VIP, and 0.94% for the DWS Mid Cap Growth VIP, from October 1, 2007, through April 30, 2008. The Net Total Annual Expenses for the DWS Balanced VIP, the DWS Davis Venture Value VIP, the DWS Global Thematic VIP, the DWS Government & Agency Securities VIP, the DWS Mid Cap Growth VIP, and the DWS Small Cap Growth VIP after the contractual fee limits and expense reimbursements were 0.51%, 0.89%, 1.12%, 0.63%, 0.94%, and 0.72%, respectively, for 2006. Management fees for the DWS Blue Chip VIP, the DWS Core Fixed Income VIP, the DWS Dreman Small Mid Cap Value VIP, the DWS Government & Agency Securities VIP, the DWS High Income VIP, the DWS International Select Equity VIP, the DWS Large Cap Value VIP, and the DWS Strategic Income VIP have been restated to reflect the new fee schedule effective October 1, 2006. Management fees for the DWS Money Market VIP have been restated to reflect the new fee schedule effective November 6, 2006. Fees for the DWS Dreman High Return Equity VIP are restated on an annualized basis to reflect the acquisition of the DWS MFS Strategic Value VIP and of the DWS Dreman Financial Services VIP on September 15, 2006. Fees for the DWS Money Market VIP are restated on an annualized basis to reflect the acquisition of the (DWS) Money Market VIP (DWS Variable Series I) on November 3, 2006.

The expenses shown above are deducted by each underlying fund or portfolio before the fund or portfolio provides us with its daily net asset value. We then deduct applicable Separate Account charges from the net asset value to calculate the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect until at least April 30, 2008. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Net Total Annual Fund Operating Expenses for all Funds after each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE FUND’S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE ABOVE INFORMATION.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$956	$1,433	$2,019	$3,401

(2)	a. If you annuitize your Contract at the end of the available time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of five years or more*:

1 year	3 years	5 years	10 years
$314	$959	$1,626	$3,401

b. If you annuitize your Contract at the end of the available time period under Annuity Option 1 for a period of less than five years*:

1 year	3 years	5 years	10 years
$956	$1,433	$2,019	$3,401

(3)	If you do not surrender or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$314	$959	$1,626	$3,401

*	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3 or 4, or under Annuity Option 1 for a period of five years or more. Withdrawal Charges do apply if the Contract is annuitized under Annuity Option 1 for a period of less than five years.

The Example is an illustration and does not represent past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. Similarly, your rate of return may be more or less than the 5% assumed rate in the Example.

The Example does not include the deduction of premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.020% that is determined by dividing total Record Maintenance Charges collected during 2006 ($775,664) by total average net assets attributable to the Contract during 2006 ($4,140,676,406).

REDEMPTION FEES

A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Fund or Portfolio prospectus.

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DISTRIBUTION COSTS

For information concerning the compensation we pay in relation to prior sale of the Contracts, see “Distribution of Contracts.”

CONDENSED FINANCIAL INFORMATION

In Appendix C, we have included a financial history of the accumulation unit values for the Subaccounts available under the Contract.

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KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

Kemper Investors Life Insurance Company

We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our home office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact us at the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a non-operating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holding (“ZGH”), a Swiss holding company. ZGH is owned by Zurich Financial Services (“ZFS”), a Swiss holding company.

Effective September 3, 2003 (the “Closing Date”), KILICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and KILICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by KILICO, including certain registered variable annuity contracts that are funded through the KILICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of The Goldman Sachs Group, Inc.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by KILICO and administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

Effective September 7, 2004, we transferred our customer services operations and the administration of the Contracts to IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), in Greenville, South Carolina. IBM Outsourcing provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account.

The MVA Option

You may allocate amounts in the Market Value Adjustment (“MVA”) Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. You may choose a different Guarantee Period by pre-authorized telephone instructions or by giving us written notice (See “Guarantee Periods of the MVA Option”). The MVA Option may not be available in all states. At our discretion, we may offer additional Guarantee Periods or limit, for new Contracts, the number of Guarantee Periods available to three.

The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a “nonunitized” separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets through unit values. The assets of the non-unitized separate account are held to fund our guaranteed obligations. The “nonunitized” separate account is insulated, so that the assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

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State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See “The Accumulation Period-4. Establishment of Guaranteed Interest Rates.”)

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

•	securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

•

debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A or BBB), or any other nationally recognized rating service;

•

other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody’s or Standard & Poor’s, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

•	options and futures transactions on fixed income securities.

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require.

The Separate Account

We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Thirty-two Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account’s financial statements appear in the Statement of Additional Information.

The Funds

The Separate Account invests in shares of the following Funds:

•	AIM Variable Insurance Funds

•	The Alger American Fund

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•	Credit Suisse Trust

•	Dreyfus Investment Portfolios

•	The Dreyfus Socially Responsible Growth Fund, Inc.

•	DWS Investments VIT Funds

•	DWS Variable Series I

•	DWS Variable Series II

The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Credit Suisse Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans from these arrangements. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The following table summarizes each Fund/Portfolio’s investment objective and provides the name of each investment adviser.

Fund/Portfolio	Investment Objective and Investment Adviser
AIM V.I. Utilities Fund (Series I Shares)	Seeks capital growth and current income. Investment adviser is A I M Advisors, Inc.

Alger American Balanced Portfolio (Class O Shares)	Seeks current income and long-term capital appreciation. Investment adviser is Fred Alger Management, Inc.

Alger American Leveraged AllCap Portfolio (Class O Shares)	Seeks long-term capital appreciation. Investment adviser is Fred Alger Management, Inc.

Credit Suisse Trust-Emerging Markets Portfolio (Trust Class Shares)	Seeks long-term growth of capital. Investment adviser is Credit Suisse Asset Management, LLC. The subadvisers are Credit Suisse Asset Management Limited (U.K.) and Credit Suisse Asset Management (Australia).

Credit Suisse Trust-Global Small Cap Portfolio (Trust Class Shares)	Seeks long-term growth of capital by investing primarily in equity securities of small companies from a broad range of countries, including the U.S. Investment adviser is Credit Suisse Asset Management, LLC. The subadvisers are Credit Suisse Asset Management Limited (U.K.), Credit Suisse Asset Management Limited (Japan), and Credit Suisse Asset Management Limited (Australia).

Dreyfus IP MidCap Stock Portfolio (Initial Share Class)	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard and Poor’s MidCap 400® Index (S&P 400). Investment adviser is The Dreyfus Corporation.

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Fund/Portfolio	Investment Objective and Investment Adviser
DWS Balanced VIP (Class A Shares)	Seeks high total return, a combination of income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Blue Chip VIP (Class A Shares)	Seeks growth of capital and income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Bond VIP (Class A Shares)	Seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Aberdeen Asset Management, Inc., and the sub-subadviser is Aberdeen Asset Management Investment Services Limited.

DWS Capital Growth VIP (Class A Shares)[1]	Seeks to provide long-term growth of capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Core Fixed Income VIP (Class A Shares)	Seeks high current income. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Aberdeen Asset Management Inc.

DWS Davis Venture Value VIP (Class A Shares)	Seeks growth of capital. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Davis Selected Advisers, L.P.

DWS Dreman High Return Equity VIP (Class A Shares)[2]	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

DWS Dreman Small Mid Cap Value VIP (Class A Shares)[3]	Seeks long-term capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

DWS Equity 500 Index VIP (Class A Shares)*	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s® 500 Composite Stock Price Index (the “S&P® 500 Index”), which emphasizes stocks of large US companies. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Northern Trust Investments, N.A.

DWS Global Opportunities VIP (Class A Shares)	Seeks above-average capital appreciation over the long term. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Global Thematic VIP (Class A Shares)	Seeks long-term capital growth. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Government & Agency Securities VIP (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc.

[1]

On December 8, 2006, the DWS Capital Growth VIP acquired all of the net assets of DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP), DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006.

[2]

On September 15, 2006, DWS Dreman High Return Equity VIP acquired all of the net assets of DWS Dreman Financial Services VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006.

[3]	Effective November 3, 2006, DWS Dreman Small Cap Value VIP changed its name to DWS Dreman Small Mid Cap Value VIP.

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Fund/Portfolio	Investment Objective and Investment Adviser
DWS Growth & Income VIP (Class A Shares)	Seeks long-term growth of capital, current income and growth of income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Health Care VIP (Class A Shares)	Under normal circumstances, seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. Investment adviser is Deutsche Investment Management Americas Inc.

DWS High Income VIP (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS International Select Equity VIP (Class A Shares)	Seeks capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc.

DWS International VIP (Class A Shares)	Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Investment adviser is Deutsche Investment Management Americas Inc.

DWS Janus Growth & Income VIP (Class A Shares)	Seeks long-term capital growth and current income. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Janus Capital Management LLC.

DWS Large Cap Value VIP (Class A Shares)	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Mid Cap Growth VIP (Class A Shares)	Seeks long-term capital growth. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Money Market VIP (Class A Shares)	Seeks maximum current income to the extent consistent with stability of principal. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Small Cap Growth VIP (Class A Shares)	Seeks maximum appreciation of investors’ capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Strategic Income VIP (Class A Shares)	Seeks a high current return. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Technology VIP (Class A Shares)	Seeks growth of capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Turner Mid Cap Growth VIP (Class A Shares)	Seeks capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Turner Investment Partners, Inc.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)	Seeks capital growth with current income as a secondary goal. Investment adviser is The Dreyfus Corporation.

*	“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s® 500,” “Standard and Poor’s MidCap 400®,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management Americas Inc. The DWS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, and Standard & Poor’s® makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio’s statement of additional information.

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The Portfolios may not achieve their stated objective. More detailed information, including a description of risks, fees and expenses involved in investing in the Portfolios is found in the Funds’ prospectuses accompanying this Prospectus and statements of additional information, available from us upon request. You should read the Portfolio prospectuses carefully.

Selection of Funds

The Funds or Portfolios offered through the Contracts are selected by KILICO, and KILICO may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or Portfolio or one of its service providers (e.g., the investment adviser, administrator and/or distributor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Funds or Portfolios adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the Subaccounts that, in turn, invest in the Funds or Portfolios. Your are also responsible for choosing the amounts allocated to each Subaccount that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of Purchase Payments and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds or Portfolios that is available to you, including each Fund or Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund or Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Subaccounts in which to allocate Purchase Payments or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds or Portfolios available as investment options in the Contract.

Administrative, Marketing, and Support Services Fees. The Funds and Portfolios currently available for investment under the Contract do not charge 12b-1 fees.

We may receive payments from some of the Funds’ service providers in connection with certain administrative and other services we perform and expenses we incur. The amount of the payment is based on a percentage of the assets of the particular Funds attributable to the Contract and/or to certain other variable insurance products that we issue. These percentages currently range from .085% to .25%. Some service providers pay us more than others. The chart below provides the current maximum percentages of fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to KILICO
From the following Funds or their Service Providers:	Maximum % of assets*	From the following Funds or their Service Providers:	Maximum % of assets*
AIM	.25%	Dreyfus Socially Responsible Growth	.25%
Alger American	.25%	DWS (formerly Scudder)	.085%
Credit Suisse	.25%

*	Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts available under this Contract and/or under certain other variable insurance products offered by our affiliates and us.

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We may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds’ service providers with regard to other variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fee deducted from assets of the Funds. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or selling firms with wholesaling services to assist us in servicing the Contract, may pay us and/or certain affiliates and/or selling firms amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and to our affiliates.

Proceeds from these payments by the Funds or their service providers may be used for any corporate purpose, including payment of expenses that we and/or our affiliates incur in distributing and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of Contracts” in this Prospectus.

Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Funds or Portfolios and substitute shares of another portfolio or of another investment company, if the shares of a Fund or Portfolio are no longer available for investment, or if in our judgment further investment in any Fund or Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account and the MVA Option, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the

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minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

THE CONTRACTS

A. General Information.

This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500 ($50 or more for IRAs). The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

During the Accumulation Period, you may assign the Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and a 10% tax penalty.

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the Annuitant’s debts or obligations.

You designate the Beneficiary. If you or the Annuitant die, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay your or the Annuitant’s estate.

Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. The Accumulation Period.

1. Application of Purchase Payments.

You select the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as next computed after we receive the Purchase Payment at the Annuity Contact Center. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange (“NYSE”) is open for trading. Purchase Payments that we receive at the Annuity Contact Center after 3:00 p.m. Central Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them at the Annuity Contact Center. Upon receipt of a Purchase Payment, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as next computed after we receive the Purchase Payment.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Withdrawal Charge, the Records Maintenance Charge and Guaranteed Retirement

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Income Benefit Charge (see “Contracts Issued Before November 12, 2001”). The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

2. Accumulation Unit Value.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount’s Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(a divided by b) minus c, where:

a. is:

•	the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a credit or charge for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

b. is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

c. is the factor representing asset-based charges (the mortality and expense risk and administration charges).

3. Guarantee Periods of the MVA Option.

You may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate that will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment	$40,000.00
Guarantee Period	5 Years
Guaranteed Interest Rate	3.00% Effective Annual Rate

Year	Interest Credited During Year	Cumulative Interest Credited
1	$1,200.00	$1,200.00
2	1,236.00	2,436.00
3	1,273.08	3,709.08
4	1,311.27	5,020.35
5	1,350.61	6,370.96

Accumulated value at the end of 5 years is:

$40,000.00 + $6,370.96 = $46,370.96

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Note: This example assumes that no withdrawals or transfers are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments and Withdrawal Charges apply.

The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more than those shown.

At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless you elect another Guarantee Period within 30 days after the end of the terminating Guarantee Period. You may choose a different Guarantee Period by reauthorized telephone instructions or by giving us written notice. You should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the Guarantee Period amount available for annuitization is subject to Market Value Adjustments and may be subject to Withdrawal Charges. (See “Market Value Adjustment” and “Withdrawal Charge” below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

You may call or write us at the Annuity Contact Center for the new Guaranteed Interest Rates.

4. Establishment of Guaranteed Interest Rates.

We declare the Guaranteed Interest Rates for each of the durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See “Market Value Adjustment” below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See “The MVA Option”.) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

We make the final determination of the Guaranteed Interest Rates to be declared.

We cannot predict or guarantee the level of future Guaranteed Interest Rates.

5. Contract Value.

On any Valuation Date, Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your Accumulated Guarantee Period Value in the MVA Option, plus

•	your interest in the Fixed Account.

6. Transfers During the Accumulation Period.

During the Accumulation Period, you may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

•	the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

•	the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

•	transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts; and

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•	transfers from the Fixed Account may be made one time during the Contract Year during the 30 days following an anniversary of a Contract Year.

We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within 30 days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as next calculated after we receive transfer instructions at the Annuity Contact Center. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

Website Access. Our website address at www.kemperinvestors.com is available 24 hours a day. Our website will allow you to request transfers among the Subaccounts, Fixed Account, and the Guarantee Periods and inquire about your Contract. To use the website for access to your Contract information or to request transfers, you must enter your Contract number and Personal Identification Number (PIN), which you can obtain from our Annuity Contact Center.

We will price any complete transfer request that we receive at the Annuity Contact Center or through our website address before the NYSE closes for regular trading (usually, 3:00 p.m. Central Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE.

And we will price any complete transfer request that we receive at the Annuity Contact Center or through our website after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

We reserve the right to suspend, modify or terminate your privilege to make transfers through our website.

E-mail Access. You may e-mail us through our website to request an address change or to inquire about your Contract. Currently, we do not allow transfer requests or withdrawals by e-mail. Please identify your Contract number or social security number in any transaction request or correspondence sent to us by e-mail.

Limitations on Transfers. The following transfers must be requested through standard first-class United States mail and must have an original signature:

•	transfers in excess of $250,000 per Contract, per day, and

•

transfers into and out of the Credit Suisse Trust-Emerging Markets, the Credit Suisse Trust-Global Small Cap, the DWS Global Thematic VIP, the DWS Global Opportunities VIP, the DWS International VIP or the DWS International Select Equity VIP Subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Funds or Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

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Additional Telephone and Online Access Rules and Conditions. We will employ reasonable procedures to confirm that telephone, e-mail, and website instructions are genuine. Such procedures may include requiring forms of personal identification prior to acting upon any telephone, e-mail, and website instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions and saving e-mail and website instructions received from you. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures that are designed to limit unauthorized use of the telephone, e-mail, and website privileges. Therefore, you bear the risk of loss in the event of a fraudulent telephone, e-mail, and website request.

In order to access our website or our automated customer response system, you will need to obtain a PIN by calling into the Annuity Contact Center. You should protect your PIN, because the automated customer response system will be available to your representative of record and to anyone who provides your PIN. We will not be able to verify that the person providing electronic instructions is you or authorized by you.

We cannot guarantee that our telephone, e-mail, and website services will always be available. For example, our Annuity Contact Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of requests is unusually high, we might not be able to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or correspond in writing to our mailing address.

Transfer requests made by phone, e-mail, or through our website must comply with our transfer provisions stated in this Prospectus. Any transfer requests that are not in compliance with these provisions will not be considered received at our Annuity Contact Center. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone, e-mail, and website transfer privilege) at any time, for any class of Contracts, for any reason.

Third Party Transfers. If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party’s instructions at any time and may restrict the investment options available for transfer under third party authorizations.

Automatic Account Rebalancing. You may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in your predefined allocation elections. Transfers under this program are not subject to the $100 minimum transfer limitation. An election to participate in the automatic asset reallocation program must be in writing on our form and returned to us.

7. Policy and Procedures Regarding Disruptive Trading and Market Timing.

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying Portfolios, and for other persons who have material rights under the Contract, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

•	impeding a Portfolio manager’s ability to sustain an investment objective;

•	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or

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•	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Contract. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and

•	transfers in excess of $50,000 per Contract, per day, into or out any of the following Subaccounts:

•	Credit Suisse Trust-Emerging Markets,

•	Credit Suisse Trust-Global Small Cap,

•	DWS Global Thematic VIP,

•	DWS Global Opportunities VIP,

•	DWS International VIP, or

•	DWS International Select Equity VIP.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future

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transfers must be requested through first class U.S. Mail with an original signature. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transfer;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restriction in order to discourage market timing and other forms of Disruptive Trading may be limited by provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or

•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the

29

frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, upon written request by a Fund or its designee, we are required to provide the Fund with information about you and your trading activities in and out of one or more Portfolios of the Fund. In addition, a Fund may require us to restrict or prohibit your purchases and exchanges of shares of a specified Portfolio if the Fund identifies you as violating the frequent trading policies established for that Portfolio.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

8. Withdrawals During the Accumulation Period.

You may redeem some or all of the Contract Value minus previous withdrawals and debt, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See “Federal Tax Considerations.”) A withdrawal of the entire Contract Value is called a surrender.

Partial withdrawals and surrenders are subject to the following:

In any Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

See “Contract Charges and Expenses-Withdrawal Charge” for a discussion of charges applicable to partial withdrawals and surrenders.

If Contract Value is allocated to more than one investment option, you must specify the source of the partial withdrawal. If you do not specify the source, we redeem Accumulation Units on a pro rata basis from all investment options in which you have an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

•	Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

•	The minimum withdrawal is $100 (before any Market Value Adjustment), or your entire interest in the investment option(s) from which withdrawal is requested.

•	You must leave at least $500 in each investment option from which the withdrawal is requested, unless the total value is withdrawn.

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Election to withdraw shall be made in writing to us at the Annuity Contact Center and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within seven days after we receive the request. However, we may suspend withdrawals or delay payment:

•	during any period when the New York Stock Exchange is closed,

•	when trading in a Fund or Portfolio is restricted or the SEC determines that an emergency exists, or

•	as the SEC by order may permit.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. (See “Federal Tax Considerations.”)

A participant in the Texas Optional Retirement Program (“ORP”) must obtain a certificate of termination from the participant’s employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

9. Market Value Adjustment.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. We calculate and apply the Market Value Adjustment before we calculate and deduct the Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate (“Current Interest Rate”) for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Guarantee Period Value and results in a lower payment. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Guarantee Period Value and results in a higher payment.

MVA Endorsement Adding the MVA Floor. Effective April 1, 2005 (the “Effective Date”), we amended your Contract or certificate by putting a “floor” on the Market Value Adjustment feature and increasing the Guaranteed Interest Rate to 3% on those Guarantee Period Values crediting less than 3%. For this to occur, we issued an endorsement to your Contract or certificate (the “MVA Endorsement”).

The MVA Endorsement enhanced the MVA formula for your Contract by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after the Effective Date to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, regardless of any changes in interest rates, if you withdraw or transfer money from a Guarantee Period before it expires and after the Start Date, the return on your Guarantee Period Value as of the Start Date (before any deductions for Contract charges) will not be less than the Contract’s new minimum Guaranteed Interest Rate of 3% per annum. The Start Date is the later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

In applying the MVA formula, each amount allocated to a different Guarantee Period or allocated at different times will be considered separately.

The specific terms of this change to your Contract are described in the MVA Endorsement.

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As a result of the issuance of the MVA Endorsement, the interests under the Contract relating to the MVA Option are no longer securities registered under the Securities Act of 1933.

The Market Value Adjustment (MVA) uses this formula:

MVA = GPV ×	(1 + I	)	t/365-1

1 + J

Where:

I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

t is the number of days remaining in the Guarantee Period.

Any downward Market Value Adjustment is limited by the MVA “floor” described above.

For an illustration of the new “floor” on a downward Market Value Adjustment, as well as an upward Market Value Adjustment, see Appendix A.

10. Guaranteed Death Benefit.

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

•	the Owner, or a joint owner, dies,

•	the Annuitant dies with no living contingent annuitant, or

•	the contingent annuitant dies after the Annuitant.

Each Beneficiary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit. The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable. If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following less debt:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased’s age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death, or

•	the greatest anniversary value before death.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the deceased’s age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if an Owner or Annuitant dies after age 91. The Owner or Beneficiary (unless the Owner has already elected an Annuity Option), as appropriate, may elect to have all or a part of the death benefit proceeds paid to the Beneficiary under one of the Annuity Options described under “Annuity Options” below. The death benefit must be distributed within five years after the date of death unless an Annuity Option is elected or a surviving spouse elects to continue the Contract in accordance with the provisions described below.

For Non-Qualified Plan Contracts or Individual Retirement Annuities, if the Beneficiary is the Owner’s surviving spouse (or the Annuitant’s surviving spouse if the Owner is not a natural person), the surviving

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spouse may elect to continue the Contract in lieu of taking a death benefit distribution. The spouse will become the successor Owner of the Contract subject to the following:

•	The Contract Value will be increased to reflect the amount of the death benefit. The difference will be credited to the DWS Money Market VIP Subaccount #1.

•	No Withdrawal Charges will apply on existing values in the Contract. However, Purchase Payments made after the original owner’s death are subject to Withdrawal Charges.

•

Upon the death of the surviving spouse, the death benefit will be calculated from the time that the election to continue the Contract is made. A subsequent spouse of the surviving spouse will not be able to continue the Contract.

The above option is subject to availability of this feature in your state.

As an alternative to the above election, the surviving spouse may elect to continue a Non-Qualified Plan Contract or an Individual Retirement Annuity without receiving the increase in Contract Value attributable to the death benefit. In this case, all rights, benefits and charges under the Contract will continue including any applicable Withdrawal Charges.

CONTRACT CHARGES AND EXPENSES

This section describes the charges and deductions that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Contract may result in a profit to us.

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur. If you annuitize the Contract on a variable basis, we will continue to assess a daily Mortality and Expense Risk Charge at an annual rate of 1.25% against the assets you hold in the Separate Account.

The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See “Guaranteed Death Benefit”, above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

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2. Administration Charge.

We assess each Subaccount a daily administration charge at a rate of .15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract. If you annuitize the Contract on a variable basis, we will continue to assess a daily Administration Charge at an annual rate of 0.15% against the assets you hold in the Separate Account.

3. Records Maintenance Charge.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

•	at the end of each Contract Year,

•	on Contract surrender, and

•	upon annuitization.

However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.

The Records Maintenance Charge is assessed equally among all investment options in which you have an interest.

4. Withdrawal Charge.

We deduct a Withdrawal Charge to cover Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

Contribution Year	Withdrawal Charge
First	7%
Second	6%
Third	5%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	2%
Eighth and following	0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to you.

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Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see “Withdrawals During the Accumulation Period.”)

Subject to certain exceptions and state approvals, Withdrawal Charges are not assessed on withdrawals:

•	after you have been confined in a hospital or skilled health care facility for at least 30 days and you remain confined at the time of the request;

•	within 30 days following your discharge from a hospital or skilled health care facility after a confinement of at least 30 days; or

•	if you or the Annuitant become disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

The Withdrawal Charge compensates us for Contract distribution expense. Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See “The Annuity Period-Annuity Options” for a discussion of the Annuity Options available.

5. Optional Guaranteed Retirement Income Benefit Rider (“GRIB”) Charge.

If you have selected the GRIB Endorsement and it is in force, we will deduct a annual charge of 0.25% of Contract Value for this rider. We deduct a prorata portion of the charge on the last business day of each calendar quarter. This quarterly charge is deducted from each Subaccount, each Guarantee Period and the Fixed Account in which you have value based on the proportion that the value you have in each account bears to your total Contract Value. The rider terminates at the Annuitant’s age 91, and we do not charge for this rider after the Annuitant’s 91st birthday. We do not assess the GRIB Charge after you annuitize your Contract.

6. Transfer Charge.

We currently allow you to make unlimited transfers without charge. We reserve the right to assess a transfer fee of $25 for the thirteenth and each subsequent transfer during a Contract Year.

7. Investment Management Fees and Other Expenses.

Each Fund or Portfolio’s net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See “Summary of Expenses.”) For 2006, total annual investment management fees and expenses for the Funds and Portfolios offered through the Contracts ranged from 0.28% to 1.59% of average daily portfolio assets. Further detail is provided in the attached prospectuses for the Funds or Portfolios and the Portfolios’ or Funds’ statements of additional information.

Redemption Fees. A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Fund or Portfolio’s redemption fee, see the Fund or Portfolio prospectus.

8. State and Local Government Premium Taxes.

Certain states and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state or local government premium taxes when you annuitize your Contract, we will charge the premium tax payable against your Contract Value (or the GRIB base, if applicable). See “Appendix A-State and Local Government Premium Tax Chart” in the Statement of Additional Information.

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9. Exceptions.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also reduce or waive charges, including but not limited to, the Records Maintenance Charge, the Withdrawal Charge, and mortality and expense risk and administration charges, for certain sales that may result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. We may also reduce or waive charges and/or credit additional amounts on Contracts issued to:

•

employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with Investors Brokerage Services, Inc. (“IBS”), and

•

officers, directors and employees (and their families) of KILICO, DWS Investments VIT Funds, and DWS Variable Series I and II, their investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

Reductions in these charges will not unfairly discriminate against any Owner.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten years after the Date of Issue. However, annuitization is delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.

You may elect to receive annuity payments on a fixed or variable basis, or a combination. Keep in mind that, on the Annuity Date, any of your Contract Value being held in the Fixed Account or allocated to a Guarantee Period will be annuitized on a fixed basis. (The MVA Option is not available during the Annuity Period.) Any of your Contract Value being held in the Separate Account will be annuitized on a variable basis. If you annuitize on a variable basis, we will assess a daily mortality and expense risk charge and an administration charge at an annual rate of 1.40% against your assets invested in the Separate Account.

1. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. If you annuitize under Option 1 for a period of less than 5 years, your annuity payments will be subject to a Withdrawal Charge. (For additional details, see “Withdrawal Charge.”)

2. Annuity Options.

You may elect one of the Contract’s Annuity Options. You may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments before the

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Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten years after the Date of Issue, whichever is later. You may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a ten year period certain. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the first monthly payment is less than $20. In this case, we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $20.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option selected;

•	the age and sex of the Annuitant; and

•	the investment experience of the selected Subaccount(s).

For example:

•	If Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

•	If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

•	If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment, and conversely, you will likely receive a lower periodic payment if you participate in Subaccounts with lower investment performance.

If you die before the Annuity Date, available Annuity Options are limited. Unless you have imposed restrictions, the Annuity Options available are:

•	Option 2, or

•	Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than five years from your death).

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death. The death benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the Annuitant’s death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the mortality and expense risk and administration charge.

If you elect variable annuitization under Option 1, the Annuitant may elect to cancel all or part of the variable annuity payments remaining due. We will then pay the discounted value of the remaining payments.

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Option 2—Life Income.

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the Annuitant’s lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while either Annuitant is living. Upon either Annuitant’s death, the monthly income payable continues over the life of the surviving Annuitant at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

3. Transfers During the Annuity Period.

During the Annuity Period, the Annuitant may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

•	Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

•	All interest in a Subaccount must be transferred.

•	If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

•	If we receive notice of transfer to a Subaccount less than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

•	Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

•	Transfers are not allowed from the Fixed Account to the Subaccounts.

A Subaccount’s Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

A payee may not have more than three Subaccounts after any transfer.

4. Annuity Unit Value Under Variable Annuity.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

•	Annuity Unit value for the preceding Valuation Period, times

•	the net investment factor for the current Valuation Period, times

•	an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract’s annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Annuity Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

•	the Subaccount’s Annuity Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

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5. First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of your Contract interest is:

•	Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

•	the number of Accumulation Units credited at the end of the Valuation Period, minus

•	any applicable premium taxes and Withdrawal Charges.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value (or GRIB base, if applicable), after the deduction of any Withdrawal Charges and any premium taxes from Contract Value (or the GRIB base, if applicable).

A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

6. Subsequent Periodic Payments Under Variable Annuity.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

7. Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

8. Death Benefit Proceeds.

If the Annuitant dies after the Annuity Date while the Contract is in force, the death benefit proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See “Annuity Options.”)

FEDERAL TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, or in connection with a qualified employer-sponsored pension or profit sharing plan or eligible deferred compensation plan, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity

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payments begin on a Non-Qualified Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

A. Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the Purchase Payments or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the owner’s investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of an owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

If the Contract includes the Guaranteed Retirement Income Benefit Endorsement the Guaranteed Retirement Income Benefit Endorsement (the “GRIB Endorsement”), and the Guaranteed Retirement Income Base is greater than the Contract Value, it is possible that the income on the Contract could be a greater amount than would otherwise be the case. This could result in a larger amount being included in connection with a partial withdrawal, assignment, pledge, or other transfer.

There is also some uncertainty regarding the treatment of the market value adjustment for purposes of determining the income on the Contract. This uncertainty could result in the income on the Contract being a greater (or lesser) amount.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

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With respect to a Contract issued with the GRIB Endorsement, the annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, the Company will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the Federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the Internal Revenue Service (“IRS”) could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Separate Account Charges. It is possible that the IRS may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

B. Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

1. Qualified Plan Types

Individual Retirement Annuities (IRAs). IRAs, as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $4,000 for 2006 ($5,000 if age 50 or older by the end of 2007) or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The IRS has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs. Simple IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to

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tax and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs. SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh”, permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless you also purchase a life insurance contract as part of your tax-sheltered annuity plan.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

•	earnings on those contributions, and

•	earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Code Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Code Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

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Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes unless it meets certain conditions set forth in the Code. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers

If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Code Section 457(b), any “eligible rollover distribution” from the Contract will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	Hardship distributions

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for ten years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, Federal income tax equal to 20% of the taxable eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

C. Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the

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owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the annuitant notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

If you purchased a Qualified Plan Contract with a GRIB Rider and elect to receive a lump sum payment of a portion of the annuity income payments, it is possible that the remaining annuity income payments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB Endorsement.

Due to recent regulatory developments, we must include the value of your enhanced death benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this new calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax adviser for more information about these distribution rules.

D. Other Tax Issues

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect to not have tax withheld from distributions other than eligible rollover distributions.

E. Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

F. Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary

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by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

G. Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

H. Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States Life Insurance Company is U.S.-source income that is generally subject to United States Federal income tax.

I. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

J. Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

K. Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

DISTRIBUTION OF CONTRACTS

Distribution and Principal Underwriting Agreement. We entered into a principal underwriting agreement with Investors Brokerage Services, Inc. (“IBS”), 1707 North Randall Road, Suite 310, Elgin, IL 60123-9409, for the sale of the Contracts. IBS is a wholly-owned subsidiary of Protective Life Insurance Company. IBS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. IBS is a member of the Securities Investor Protection Corporation. In addition, we entered into a distribution agreement with DWS Scudder Distributors, Inc., for the distribution of the Contracts, under which we paid DWS Scudder Distributors, Inc., a wholesaling allowance for certain expenses it incurred in relation to the support services it provided. The distribution agreement with DWS Scudder Distributors, Inc., was terminated effective December 31, 2006.

Compensation to Broker-Dealers Selling the Contracts. The Contracts were offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The

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selling firms have entered into written selling agreements with IBS. We pay commissions directly to the selling firms for their past sales of the Contracts. The Contracts are no longer offered for sale to the public.

The selling firms who have selling agreements with IBS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6.75% of Purchase Payments, plus a trail commission option of up to 1.00% of new Purchase Payments paid quarterly on premiums that have been in the Contract for at least twelve months. With respect to Contracts issued on or after April 20, 2000 with the GRIB Endorsement, annuitization compensation of 2% is paid on Contracts that are seven years old or older and that are annuitized for a period of five or more years. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase and annuitization of a Contract.

Special Compensation Paid to the Principal Underwriter and Wholesalers. We pay no compensation to IBS in its role as principal underwriter for the Contracts. Prior to terminating our distribution agreement with DWS Scudder Distributors, Inc., effective December 31, 2006, we paid DWS Scudder Distributors, Inc., a wholesaling allowance in connection with its marketing support to the broker-dealer firms that do the actual selling. For example, marketing support may include providing sales support and training for sales representatives who sell the Contracts.

Additional Compensation Paid to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs based on past or anticipated sales of the Contracts and other criteria in order to receive enhanced marketing services and increased access to their sales representatives. In addition to access to their distribution network, such selling firms may receive separate compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

We have entered into such “preferred product” arrangements with the following selling firms: AG Edwards; CSN Insurance Agency; Compass Bancshares Insurance Agency, FL; Compass Brokerage Inc.; PFIC; ABN AMRO; WM Financial Services, Inc.; Michigan National Bank; and Standard Investment Services.

The amounts paid during 2006 to such selling firms under such arrangements ranged from 25 to 75 basis points of Contract Value, equivalent to from $25.00 to $75.00 on a $10,000 investment. These payments are designed to specially encourage the sale of the Contract by such selling firms.

During the last fiscal year, we paid the following selling firms the amounts shown below in addition to sales commissions.

Name of Firm and Principal Business Address	Aggregate Amount Paid During Last Fiscal Year
AG Edwards 1 North Jefferson Suite 960 St. Louis, Missouri 63103	$38,024.46

WM Financial Services, Inc. 17872 Gillette, 4th Floor Irvine, CA 92614	$60,122.76

No specific charge is assessed directly to Contract Owners or the Separate Account to cover commissions and other incentives or payments we pay in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that any selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. As such, they may be inclined to favor or disfavor one product over another due to differing rates of compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contracts.

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VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send you a statement showing amounts credited to each Subaccount, to the Fixed Account option and to the Guarantee Period Value. In addition, if you transfer amounts among the investment options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio.

You may direct inquiries to the selling agent or may contact the Annuity Contact Center.

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The DCA theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase of the selected Subaccounts. There is no guarantee that DCA will produce that result. There is currently no charge for this service. The Dollar Cost Averaging program is available only during the Accumulation Period. You may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made based on the date you specify. We must receive the enrollment form at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer (the remaining amount is transferred),

•	we receive the Owner’s written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. You may

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enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts, or amounts based on your life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. A Market Value Adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

EXPERTS

The balance sheets of Kemper Investors Life Insurance Company as of December 31, 2006 and 2005, and the related audited statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period then ended, and the audited statements of assets, liabilities and contract owners’ equity of the KILICO Variable Annuity Separate Account as of December 31, 2006, and the related statements of operations and changes in contract owners’ equity for the periods indicated, are incorporated in this Prospectus by reference to the Statement of Additional Information. Both documents have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL PROCEEDINGS

KILICO has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on our consolidated financial position.

FINANCIAL STATEMENTS

The financial statements of KILICO and the Separate Account are set forth in the Statement of Additional Information. The financial statements of KILICO should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001

Guaranteed Retirement Income Benefit: General

Guaranteed Retirement Income Benefit (“GRIB”) was an optional Contract benefit available under Contracts issued before November 12, 2001. GRIB is not offered on Contracts issued on or after November 12, 2001. We reserve the right to begin offering GRIB at any time.

GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. GRIB may be exercised only within 30 days after the seventh or later Contract anniversary. We will not accept

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requests to exercise the GRIB option outside of this 30-day window. In addition, GRIB must be exercised between the Annuitant’s 60th and 91st birthdays. However, if the Annuitant is age 44 or younger on the Date of Issue, GRIB may be exercised after the Contract’s 15th Anniversary, even though the Annuitant is not yet 60 years old. GRIB may not be appropriate for Annuitants age 80 and older. State premium taxes may be assessed when you exercise GRIB.

If you elected GRIB, the charge is 0.25% of Contract Value. We deduct a pro rata portion of the charge from each Subaccount, each Guarantee Period and the Fixed Account in which you have value on the last business day of each calendar quarter. We no longer charge for GRIB after the Annuitant’s 91st birthday. We do not assess the GRIB charge after you annuitize. The GRIB charge is in addition to the Contract fees and expenses appearing in the “Summary of Expenses”. You may cancel the GRIB rider at any time by written notice to us. Once discontinued, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.

GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under this optional benefit.

Annuity Payments with GRIB

Annuity payments are based on the greater of:

•	the income provided by applying the GRIB base to the guaranteed annuity factors, and

•	the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greatest of:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant’s age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date, and

•	the greatest anniversary value before the exercise date.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the Annuitant’s age 81, plus

•	the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the “Annuity 2000” table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.5% is assumed. Contracts issued in the state of Montana or in connection with certain employer-sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.

If you elect GRIB payable for the life of a single Annuitant, you may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB

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payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for 25 years, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

We may deduct premium taxes at the time of annuitization from Contract Value (or from the GRIB base, if applicable).

Commutable Annuitization Option

If you purchased your Contract on or after May 1, 2000, and you exercise the GRIB option to receive guaranteed benefits, you may elect to have payments made under a commutable annuitization option. Under the commutable annuitization option, partial lump sum payments are permitted, subject to the following requirements:

•	At the time you exercise the GRIB option, you must elect the commutable annuitization option in order to be eligible for the lump sum payments.

•

Lump sum payments are available only during the period certain applicable under the payout option you elected. For example, lump sum payments can be elected only during the 5, 10, 15, or 20 year certain period that applies to the payout.

•	Lump sum payments are available once in each calendar year and may not be elected until one year after annuitization has started.

•

The Annuitant may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Annuitant will begin receiving the original annuitization payment amount again.

•

Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Plan Contracts, the sum of these percentages over the life of the Contract cannot exceed 75%. For Qualified Plan Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

•

In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate (3.5% if GRIB was exercised on or after the 10th Contract anniversary; 2.5% if exercised before that date) plus an interest rate adjustment. The interest rate adjustment is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10-14 years	1.50%
less than 10 years	2.00%

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Effect of Death of Owner or Annuitant on GRIB

The GRIB terminates upon the death of the Owner or the Annuitant (if the Owner is not a natural person) unless the Owner’s or Annuitant’s surviving spouse elects to continue the Contract as described in “Guaranteed Death Benefit” Section above. A spouse may continue only a Non-Qualified Plan Contract or an Individual Retirement Annuity.

If the spouse elects to continue the Contract as the new Owner and receive any increase in Contract Value attributable to the death benefit, the GRIB is modified as follows:

The GRIB base is calculated from the time the election to continue the Contract is made. GRIB may not be exercised or canceled prior to the seventh Contract Year anniversary date following the spouse’s election to continue the Contract. However, we will waive all other age restrictions that would apply to exercising GRIB. The spouse may also elect to discontinue GRIB within 30 days of the date the election to continue the Contract is made.

If the spouse elects to continue the Contract without receiving any increase in Contract Value attributable to the death benefit, all rights, benefits and charges under the Contract, including the GRIB charge and the right to exercise GRIB based on the existing exercise period, will continue unchanged.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the Separate Account. You can obtain the SAI (at no cost) by contacting us at the Annuity Contact Center. Please read the SAI in conjunction with this Prospectus. The following is the Table of Contents for the SAI.

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APPENDIX A

ILLUSTRATION OF THE NEW “FLOOR” ON THE DOWNWARD MVA

Purchase Payment	$40,000
Guarantee Period	5 Years
Guaranteed Interest Rate	5% Annual Effective Rate

The following examples illustrate how the new “floor” on a downward MVA may affect the values of your Contract upon a withdrawal. In these examples, the Guarantee Period starts on the Effective Date of the MVA Endorsement (i.e., the Start Date); a withdrawal occurs one year after the Start Date. The MVA operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000.00 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the first withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

A downward MVA results from a full or partial withdrawal that occurs when interest rates have increased. Assume in this example that, one year after the Purchase Payment, we are crediting 6.5% for a four-year Guarantee Period.

In this example, the MVA will be based on the hypothetical interest rate we are crediting at the time of the withdrawal on new money allocated to a Guarantee Period with a duration equal to the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period, so the hypothetical crediting rate for a four-year Guarantee Period will be used (6.5%). These examples also show how the Withdrawal Charge (if any) would be calculated separately after the MVA.

Note: We declare interest rates on the MVA Options at our sole discretion. The interest rates used in this example are hypothetical and do not reflect current interest rates being credited by KILICO, and they do not represent any future intentions of KILICO regarding future interest crediting rates.

Example of Full Withdrawal

Upon a full withdrawal, the market value adjustment factor would be:

-.0551589* =	(1 + .05)	[4] - 1

1 + .065
*	Actual calculation utilizes 10 decimal places.

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $2,195.57 from the Guarantee Period Value:

-$2,195.57 = -.0551589 ×	$42,000.00
(1– -.0551589)

The Market Adjusted Value after applying the MVA without the floor would have been:

$39,804.43 = $42,000.00 - $2,195.57

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” so that the downward MVA can remove only interest credited in excess of 3% on the Guarantee Period Value from the Start Date. The “floor” in this example is calculated as:

-$800.00 = $40,000.00 x (1 + .03) - $40,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$41,200.00 = $42,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge on a full withdrawal is:

$2,148.00 = ($40,000.00 - (.10 x $42,000.00)) x .06

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$39,052.00 = $41,200.00 - $2,148.00

Example of Partial Withdrawal of 50% of Guarantee Period Value

If instead of a full withdrawal, assume that 50% of the Guarantee Period Value was withdrawn from the contract (partial withdrawal of 50%) after the first year.

Before the MVA Endorsement was added to your Contract:

If the original MVA formula were applied to a 50% partial withdrawal, the MVA would result in the following reduction:

-$1,097.78 = 50% x - $2,195.57

The Market Adjusted Value after applying the MVA without the floor would have been:

$19,902.22 = $21,000.00 - $1,097.78

After the MVA Endorsement is added to your Contract:

After the MVA Endorsement is added to your contract, the downward MVA is subject to the floor of -$800.00 described above. In this example, this means that only the interest credited on the entire Guarantee Period Value for the one-year period between the Start Date and the date of withdrawal that was in excess of 3% (i.e., the difference between 5% interest and 3% interest) can be removed at the time of the partial withdrawal. The partial withdrawal will have the impact of reducing the return, to date, in the Guarantee Period to the minimum guaranteed interest rate of 3% per annum.

The Market Adjusted Value after applying the floored downward MVA would be:

$20,200.00 = $21,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

$888.00 = ($19,000.00 – (.10 x $42,000.00)) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal after the application of the MVA floor would be:

$19,312.00 = $20,200.00 - $888.00

Example of a Second Withdrawal of the Remaining Guarantee Period Value

Assume that the owner took a second withdrawal of the remaining balance after the second year and the hypothetical crediting rate for a three-year Guarantee Period was 6.5% at that time.

After the second year, the Guaranteed Period Value ($21,000) would have been credited with 5% interest and would have increased by $1,050 to $22,050.

Upon a full withdrawal, the market value adjustment factor would be:

-.041661195* =	(1 + .05)	[3] - 1

1 + .065

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $881.89 from the Guarantee Period Value:

-$881.89 = -.041661195 x $22,050.00 / (1 – -.041661195)

The Market Adjusted Value after applying the MVA without the floor would have been:

$21,168.11 = $22,050.00 - $881.89

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” discussed above. In this example, the downward MVA can remove only interest credited in excess of 3% (i.e., the difference between 5% interest and 3% interest) on the remaining Guarantee Period Value for the one-year period from the time of the prior withdrawal. The “floor” in this example is calculated as:

-$420.00 = $21,000.00 x (1 + .03) - $21,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$21,630.00 = $22,050.00 - $420.00

A Withdrawal Charge of 5% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge is thus:

$939.75 = ($21,000.00 - (.10 x $22,050.00)) x .05

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$20,690.25 = $21,630.00 - $939.75

ILLUSTRATION OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

+.0390198 =	(1 + .05)	[4] - 1

1 + .04

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period Value:

$1,638.83 = $42,000.00 x .0390198

The Market Adjusted Value would be:

$43,638.83 = $42,000.00 + $1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the Contract Value, as there were no prior withdrawals:

$2,366.33 = ($43,638.83 - .10 x 42,000) x .06

Thus, the amount payable on withdrawal would be:

$41,272.50 = $43,638.83 - $2,366.33

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

$819.42 = $21,000.00 x .0390198

The Market Adjusted Value of $21,000.00 would be:

$21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

$1,057.17 = ($21,819.42 - .1 x $42,000) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal would be:

$20,762.25 = $21,819.42 - $1,057.17

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED

AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA

DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write the Annuity Contact Center.

Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see “Required Distributions”). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $500 for 2002 through 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $6,000 for the year.

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. the maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

Taxable year beginning in:	Phase-out range
2003	$60,000–$ 70,000
2004	$65,000–$ 75,000
2005	$70,000–$ 80,000
2006	$75,000–$ 85,000
2007 and thereafter	$80,000–$100,000

Single Taxpayers

Taxable year beginning in:	Phase-out range
2003	$40,000–$50,000
2004	$45,000–$55,000
2005 and thereafter	$50,000–$60,000

The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

7. For tax years beginning January 1, 2007, a taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $40,000 (indexed for cost-of-living increases beginning after 2002) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After 2005, the limit is indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an “IRA” are to an “individual retirement plan,” within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older (as discussed in section D, above).

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

•	the excess of (i) your adjusted gross income for the taxable year, over (ii) the “applicable dollar amount,” bears to $15,000 (or $10,000 if you are married).

For this purpose, “adjusted gross income” is determined in accordance with Section 219(8)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the “applicable dollar amount” is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10% penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

3. Transfers of Excess IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs—All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA’s value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NONQUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs—Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

1. To amounts that are rolled over or transferred tax-free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.40% per annum will be assessed against Separate Account Value.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the Purchase Payments (in a given Contract Year) were received by KILICO; under one year, 7%; over one to two years, 6%; over two to three years, 5%; over three to four years, 5%; over four to five years, 4%; over five to six years, 3%; over six to seven years, 2%; over seven years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading “Accumulation Unit Value.”

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3 % GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937.00	14	$16,798.32	27	$40,421.63	40	$75,113.26
2	1,913.00	15	18,310.91	28	42,642.92	41	78,375.30
3	2,928.90	16	19,868.88	29	44,930.85	42	81,735.20
4	3,976.63	17	21,473.59	30	47,287.42	43	85,195.89
5	5,066.14	18	23,126.44	31	49,714.68	44	88,760.41
6	6,198.41	19	24,828.87	32	52,214.76	45	92,431.86
7	7,374.46	20	26,582.37	33	54,789.84	46	96,213.46
8	8,604.34	21	28,388.49	34	57,442.18	47	100,108.50
9	9,871.11	22	30,248.78	35	60,174.08	48	104,120.40
10	11,175.88	23	32,164.88	36	62,987.94	49	108,252.65
11	12,519.80	24	34,138.47	37	65,886.22	50	112,508.87
12	13,904.03	25	36,171.26	38	68,871.45
13	15,329.79	26	38,265.04	39	71,946.23

*	Includes applicable withdrawal charges.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3 % GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937	14	$1,000	27	$1,000	40	$1,000
2	946	15	1,000	28	1,000	41	1,000
3	955	16	1,000	29	1,000	42	1,000
4	955	17	1,000	30	1,000	43	1,000
5	964	18	1,000	31	1,000	44	1,000
6	973	19	1,000	32	1,000	45	1,000
7	982	20	1,000	33	1,000	46	1,000
8	1,000	21	1,000	34	1,000	47	1,000
9	1,000	22	1,000	35	1,000	48	1,000
10	1,000	23	1,000	36	1,000	49	1,000
11	1,000	24	1,000	37	1,000	50	1,000
12	1,000	25	1,000	38	1,000
13	1,000	26	1,000	39	1,000

*	Includes applicable withdrawal charges.

APPENDIX C

CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each Subaccount for the period since the Subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a Subaccount. The accumulation unit values shown in the tables reflect the Separate Account Annual Expenses of 1.40% listed in the “Fee Table” in this Prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data used in the tables below is obtained from the audited financial statement of the Separate Account that can be found in the SAI. Please review the condensed financial information in conjunction with the financial statements, related notes, and other financial information included in the SAI. In the tables below, no number is shown when there were fewer than 1,000 accumulation units outstanding at the end of a period.

Selected data for accumulation units outstanding as of the year ended December 31st for each period (reflects Separate Account Annual Expenses of 1.40%):

AIM Variable Insurance Funds: AIM V.I. Utilities Subaccount (Series I Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	8.686	10.748	4,057
2005	7.538	8.686	3,734
2004	6.186	7.538	2,550
2003	5.340	6.186	1,996
2002	6.796	5.340	1,638
2001*	10.000	6.796	1,004

*	Commencement of offering on May 1, 2001.

The Alger American Fund: Alger American Balanced Subaccount (Class O Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.465	11.841	8,396
2005	10.722	11.465	9,551
2004	10.397	10.722	10,696
2003	8.857	10.397	10,639
2002	10.240	8.857	10,165
2001	10.588	10.240	8,205
2000	11.041	10.588	1,292
1999*	10.000	11.041	19

*	Commencement of offering on November 1, 1999.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

The Alger American Fund: Alger American Leveraged AllCap Subaccount (Class O Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period		Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	8.450	9.939		8,586
2005	7.487	8.450		8,648
2004	7.017	7.487		9,465
2003	5.281	8.784	*	10,008
2002	8.103	5.281		9,225
2001	9.773	8.103		9,057
2000	13.184	9.773		4,158
1999**	10.000	13.184		49

*	The 2003 end of period Accumulation Unit value represents an average of the Accumulation Unit value and the Annuity Unit value at the end of the period. If Accumulation Unit value only had been shown, the Accumulation Unit value at the end of 2003 would have been $7.017. In future periods, only Accumulation Unit value will be shown.

**	Commencement of offering on November 1, 1999.

Credit Suisse Trust: Credit Suisse Trust-Emerging Markets Subaccount (Trust Class Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	16.433	21.476	4,319
2005	13.024	16.433	4,409
2004	10.571	13.024	3,406
2003	7.502	10.571	2,847
2002	8.602	7.502	2,512
2001	9.639	8.602	1,918
2000	14.302	9.639	1,034
1999	7.994	14.302	213
1998*	9.755	7.994	7

*	Commencement of offering on June 1, 1998.

Credit Suisse Trust: Credit Suisse Trust Global Small Cap Subaccount (Trust Class Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.113	12.407	2,383
2005	9.702	11.113	2,747
2004	8.338	9.702	2,235
2003	5.725	8.338	2,144
2002	8.818	5.725	1,990
2001	12.529	8.818	1,586
2000	15.673	12.529	712
1999	9.720	15.673	129
1998*	9.882	9.720	9

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Dreyfus Investment Portfolios: Dreyfus MidCap Stock Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	15.260	16.216	10,467
2005	14.173	15.260	11,800
2004	12.554	14.173	11,759
2003	9.664	12.554	11,190
2002	11.199	9.664	10,436
2001	11.738	11.199	7,541
2000	10.992	11.738	1,141
1999*	10.000	10.992	12

*	Commencement of offering on November 1, 1999.

Dreyfus Socially Responsible Growth Fund, Inc. Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	7.049	7.591	1,264
2005	6.898	7.049	1,169
2004	6.585	6.898	1,417
2003	5.299	6.585	1,509
2002	7.563	5.299	1,546
2001	9.905	7.563	1,444
2000	11.289	9.905	600
1999*	9.941	11.289	22

*	Commencement of offering on November 1, 1999.

DWS Investments VIT Funds: DWS Equity 500 Index VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.177	11.595	17,666
2005	8.699	10.177	19,101
2004	7.991	8.699	25,782
2003	6.334	7.991	25,461
2002	8.270	6.334	23,118
2001	9.535	8.270	17,576
2000	10.735	9.535	4,497
1999*	10.027	10.735	633

*	Commencement of offering on September 10, 1999.

DWS Variable Series I: DWS Bond VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period*	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)
2006	10.066	10.395	298
2005	10.000	10.066	75

*	Commencement of offering on May 2, 2005.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I: DWS Capital Growth VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.201	10.919	29,857
2005	9.493	10.201	18,643
2004	8.914	9.493	5,701
2003	7.124	8.914	5,318
2002	10.201	7.124	4,949
2001	12.826	10.201	4,261
2000	14.435	12.826	1,959
1999	10.823	14.435	916
1998**	9.985	10.823	56

*	On December 8, 2006, the DWS Capital Growth VIP acquired all of the net assets of DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP), DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006.

**	Commencement of offering on June 1, 1998.

DWS Variable Series I: DWS Global Opportunities VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	18.797	22.631	8,689
2005	16.127	18.797	8,850
2004	13.257	16.127	7,838
2003	9.017	13.257	7,393
2002	11.412	9.017	7,117
2001	15.347	11.412	6,536
2000	16.430	15.347	3,226
1999	10.043	16.430	509
1998*	9.911	10.043	74

*	Commencement of offering on June 1, 1998.

DWS Variable Series I: DWS Growth & Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	9.182	10.290	7,235
2005	8.778	9.182	8,612
2004	8.080	8.778	5,555
2003	6.464	8.080	5,681
2002	8.527	6.464	5,647
2001	9.748	8.527	4,982
2000	10.096	9.748	2,341
1999	9.651	10.096	1,073
1998*	10.033	9.651	175

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I: DWS Health Care VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	12.202	12.776	6,151
2005	11.403	12.202	6,994
2004	10.551	11.403	7,279
2003	8.002	10.551	7,056
2002	10.551	8.002	6,232
2001*	10.000	10.551	4,222

*	Commencement of offering on May 1, 2001.

DWS Variable Series I: DWS International VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.540	13.088	10,753
2005	9.199	10.540	10,915
2004	8.005	9.199	10,684
2003	6.354	8.005	10,652
2002	7.892	6.354	10,313
2001	11.574	7.892	9,022
2000	14.990	11.574	4,655
1999	9.837	14.990	1,653
1998*	9.972	9.837	88

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP) Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006**	9.821	10.876	3,508
2005	8.770	9.821	3,366
2004	7.939	8.770	3,173
2003	5.940	7.939	3,307
2002	8.718	5.940	3,074
2001***	10.000	8.718	2,256

*	On December 8, 2006, the DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP) was acquired by the DWS Capital Growth VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006. For financial information after December 8, 2006, please refer to the table for DWS Capital Growth VIP.

**	Offering ended on December 8, 2006.

***	Commencement of offering on May 1, 2001.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Balanced VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.189	12.165	8,791
2005	10.878	11.189	10,111
2004	10.329	10.878	10,863
2003	8.880	10.329	11,274
2002	10.615	8.880	11,368
2001	11.462	10.615	10,298
2000	11.936	11.462	4,778
1999	10.542	11.936	2,617
1998*	9.983	10.542	123

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Blue Chip VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.590	13.218	12,986
2005	10.677	11.590	13,710
2004	9.330	10.677	14,410
2003	7.435	9.330	14,179
2002	9.680	7.435	9,733
2001	11.659	9.680	9,110
2000	12.827	11.659	4,280
1999	10.386	12.827	1,728
1998*	9.964	10.386	125

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Core Fixed Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	13.052	13.420	5,807
2005	12.943	13.052	5,880
2004	12.556	12.943	6,170
2003	12.110	12.556	6,697
2002	11.369	12.110	6,990
2001	10.905	11.369	4,482
2000	10.062	10.905	1,114
1999	10.417	10.062	940
1998*	10.014	10.417	66

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Davis Venture Value VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.935	13.517	18,405
2005	11.038	11.935	18,949
2004	10.008	11.038	18,325
2003	7.816	10.008	16,137
2002	9.412	7.816	14,480
2001*	10.000	9.412	9,293

*	Commencement of offering on May 1, 2001.

DWS Variable Series II: DWS Dreman Financial Services VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006**	13.660	14.328	4,556
2005	13.860	13.660	5,089
2004	12.548	13.860	5,786
2003	9.930	12.548	5,774
2002	11.006	9.930	5,697
2001	11.729	11.006	4,691
2000	9.362	11.729	1,465
1999	9.998	9.362	603
1998***	10.049	9.998	121

*	On September 15, 2006, the DWS Dreman Financial Services VIP was acquired by the DWS Dreman High Return Equity VIP, pursuant to a plan of reorganization approved by shareholders on August 24, 2006. For financial information after September 15, 2006, please refer to the table for DWS Dreman High Return Equity VIP.

**	Offering ended on September 15, 2006.

***	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Dreman High Return Equity VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	14.938	17.493	37,022
2005	14.036	14.938	35,320
2004	12.479	14.036	35,325
2003	9.591	12.479	34,780
2002	11.865	9.591	32,960
2001	11.831	11.865	23,548
2000	9.192	11.831	5,275
1999	10.491	9.192	3,389
1998**	9.997	10.491	518

*	On September 15, 2006, DWS Dreman High Return Equity VIP acquired all of the net assets of DWS Dreman Financial Services VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006.

**	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Dreman Small Mid Cap Value VIP Subaccount (Class A Shares)* (formerly DWS Dreman Small Cap Value VIP Subaccount)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	16.841	20.772	15,122
2005	15.489	16.841	16,286
2004	12.462	15.489	16,463
2003	8.897	12.462	14,637
2002	10.177	8.897	12,826
2001	8.770	10.177	7,886
2000	8.547	8.770	1,281
1999	8.431	8.547	610
1998**	9.943	8.431	125

*	Effective November 3, 2006, DWS Dreman Small Cap Value VIP changed its name to DWS Dreman Small Mid Cap Value VIP.

**	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Global Thematic VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	14.559	18.686	5,030
2005	12.007	14.559	3,685
2004	10.609	12.007	2,996
2003	8.331	10.609	2,916
2002	10.029	8.331	2,745
2001	12.031	10.029	2,280
2000	12.624	12.031	855
1999	10.103	12.624	308
1998*	9.989	10.103	29

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Government & Agency Securities VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	13.232	13.593	5,570
2005	13.080	13.232	6,211
2004	12.784	13.080	6,585
2003	12.676	12.784	7,918
2002	11.896	12.676	12,527
2001	11.223	11.896	7,960
2000	10.259	11.223	1,273
1999	10.332	10.259	857
1998*	10.012	10.332	77

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS High Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	12.157	13.245	8,060
2005	11.866	12.157	9,092
2004	10.703	11.866	10,449
2003	8.709	10.703	11,164
2002	8.857	8.709	8,371
2001	8.751	8.857	6,665
2000	9.717	8.751	2,803
1999	9.646	9.717	1,923
1998*	10.003	9.646	361

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS International Select Equity VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.392	14.107	7,838
2005	10.087	11.392	7,765
2004	8.650	10.087	7,008
2003	6.756	8.650	5,691
2002	7.918	6.756	4,842
2001	10.624	7.918	1,829
2000	13.549	10.624	977
1999	9.429	13.549	351
1998*	9.944	9.429	56

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Janus Growth & Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	8.914	9.532	14,762
2005	8.062	8.914	15,182
2004	7.331	8.062	15,993
2003	5.952	7.331	17,463
2002	7.597	5.952	17,677
2001	8.782	7.597	13,923
2000*	10.000	8.782	3,895

*	Commencement of offering on May 1, 2000.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Janus Growth Opportunities VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006**	6.270	6.244	11,697
2005	5.904	6.270	13,739
2004	5.318	5.904	15,320
2003	4.255	5.318	16,948
2002	6.219	4.255	17,795
2001	8.264	6.219	15,117
2000***	10.000	8.264	5,662

*	On December 8, 2006, the DWS Janus Growth Opportunities VIP was acquired by the DWS Capital Growth VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006. For financial information after December 8, 2006, please refer to the table for DWS Capital Growth VIP.

**	Offering ended on December 8, 2006.

***	Commencement of offering on May 1, 2000.

DWS Variable Series II: DWS Large Cap Value VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	13.061	14.866	7,036
2005	12.988	13.061	8,028
2004	11.965	12.988	8,972
2003	9.150	11.965	8,446
2002	10.913	9.150	7,780
2001	10.863	10.913	6,319
2000	9.485	10.863	2,516
1999	10.712	9.485	1,851
1998*	10.029	10.712	110

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Mid Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period		Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.540	11.534		3,091
2005	9.290	10.540		3,549
2004	9.066	9.290		3,662
2003	6.853	9.772	*	3,913
2002	10.022	6.853		4,070
2001	12.990	10.022		3,999
2000	13.859	12.990		1,910
1999**	10.000	13.859		89

*	The 2003 end of period Accumulation Unit value represents an average of the Accumulation Unit value and the Annuity Unit value at the end of the period. If Accumulation Unit value only had been shown, the Accumulation Unit value at the end of 2003 would have been $9.066. In future periods, only Accumulation Unit value will be shown.

**	Commencement of offering on May 3, 1999.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Money Market VIP Subaccount #1 (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.337	11.700	9,082
2005	11.181	11.337	8,700
2004	11.235	11.181	8,764
2003	11.311	11.235	11,843
2002	11.315	11.311	18,002
2001	11.049	11.315	18,261
2000	10.559	11.049	3,372
1999	10.213	10.559	1,569
1998*	10.003	10.213	82

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Money Market VIP Subaccount #2 (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	12.598	13.183	—
2005	12.254	12.598	—
2004	12.143	12.254	6
2003	12.056	12.143	71
2002	11.894	12.056	2,620
2001	11.454	11.894	3,759
2000	10.795	11.454	1,103
1999	10.297	10.795	118
1998*	10.004	10.297	21

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Oak Strategic Equity VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006**	6.252	6.399	5,816
2005	6.604	6.252	7,003
2004	6.610	6.604	8,540
2003	4.474	6.610	9,186
2002	7.529	4.474	7,019
2001***	10.000	7.529	4,707

*	On December 8, 2006, the DWS Oak Strategic Equity VIP was acquired by the DWS Capital Growth VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006. For financial information after December 8, 2006, please refer to the table for DWS Capital Growth VIP.

**	Offering ended on December 8, 2006.

***	Commencement of offering on May 1, 2001.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Small Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	9.033	9.378	10,840
2005	8.555	9.033	12,543
2004	7.813	8.555	10,299
2003	5.959	7.813	10,075
2002	9.082	5.959	8,221
2001	12.936	9.082	6,740
2000	14.691	12.936	2,896
1999	11.070	14.691	843
1998*	9.867	11.070	106

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Strategic Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	13.235	14.225	3,567
2005	13.108	13.235	2,848
2004	12.239	13.108	2,294
2003	11.507	12.239	2,269
2002	10.483	11.507	2,105
2001	10.102	10.483	1,041
2000	9.986	10.102	298
1999	10.755	9.986	124
1998*	10.009	10.755	7

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Technology VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	8.584	8.529	12,562
2005	8.390	8.584	14,667
2004	8.347	8.390	16,401
2003	5.773	8.347	17,585
2002	9.079	5.773	24,909
2001	13.617	9.079	23,797
2000	17.605	13.617	7,183
1999*	10.000	17.605	1,112

*	Commencement of offering on May 3, 1999.

DWS Variable Series II: DWS Turner Mid Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.327	10.849	8,696
2005	9.369	10.327	9,411
2004	8.556	9.369	10,137
2003	5.842	8.556	9,948
2002	8.748	5.842	7,947
2001*	10.000	8.748	4,649

*	Commencement of offering on May 1, 2001.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE

ADJUSTED DEFERRED ANNUITY CONTRACTS

SCUDDER DESTINATIONSSM ANNUITY

and

FARMERS VARIABLE ANNUITY I

Issued By

KEMPER INVESTORS LIFE INSURANCE COMPANY

and

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

HOME OFFICE: 1400 American Lane, Schaumburg, Illinois 60196

ANNUITY CONTACT CENTER: Scudder DestinationsSM Service Team, PO Box, 19097,

Greenville, SC 29602-9097

Phone: 1-800-449-0523 (toll-free)

Website: www.kemperinvestors.com

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for Scudder DestinationsSM Annuity dated May 1, 2007, and with the Prospectus for the Farmers Variable Annuity I dated May 1, 2005 (each a “Contract” and together, the “Contracts”). The Prospectuses may be obtained from Kemper Investors Life Insurance Company (“KILICO” or “us”) by contacting the Annuity Contact Center at the address, website, or telephone number listed above.

SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

SERVICES TO THE SEPARATE ACCOUNT

Recordkeepers and Independent Public Accountants for the KILICO Variable Annuity Separate Account

Effective September 3, 2003 (the “Closing Date”), KILICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and KILICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by KILICO, including certain registered variable annuity contracts that are funded through the KILICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of The Goldman Sachs Group, Inc.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by KILICO that are administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

As required by law, KILICO is responsible for the maintenance of the books and records of the Separate Account, and it has outsourced the recordkeeping function to its third party administrator, IBM Outsourcing (see below), and Protective Life. KILICO owns the assets of the Separate Account.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP, Seattle, Washington, for the years ended December 31, 2006, 2005 and 2004. The firm has performed the annual audit of the financial statements of the Separate Account and KILICO for the years ended December 31, 2006, 2005 and 2004.

Third Party Administrator

As of September 7, 2004, KILICO entered into an Insurance Administrative Services Agreement (the “Agreement”) with IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), a corporation organized and existing under the laws of South Carolina. IBM Outsourcing has its principal business address at 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. Under the Agreement, IBM Outsourcing, provides, at the Service Center, significant administrative services for the Contracts and the Separate Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the Separate Account.

Distribution of the Contracts

Investors Brokerage Services, Inc. (“IBS”) serves as principal underwriter for the Contracts. IBS’ home office is located at 1707 North Randall Road, Suite 310, Elgin, Illinois 60123-9409. IBS is a wholly owned

2

subsidiary of Protective Life; it has entered into selling group agreements with affiliated and unaffiliated broker-dealers. IBS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. IBS is a member of the Securities Investor Protection Corporation.

The Contracts are no longer offered for sale to the public.

The selling firms who have selling agreements with IBS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6.75% of Purchase Payments, plus a trail commission option of up to 1.00% of new Purchase Payments paid quarterly on premiums that have been in the Contract for at least twelve months. During 2006, 2005 and 2004, KILICO paid gross commissions of approximately $3.5 million, $4.6 million and $7.7 million, respectively, to selling broker-dealers on behalf of IBS. IBS did not retain any portion of these commissions.

During 2006, the top 10 selling firms received commissions from KILICO as follows:

Selling Firm	Commission Amount
LINSCO/Private Ledger Financial Services	$338,475.17
Planning Corporation of America	$259,226.89
HD Vest	$192,796.12
National Planning Corporation	$122,806.79
PL Insurance Services of Texas	$117,944.27
Lincoln Financial Advisors	$111,379.50
Private ledger Insurance Services of Massachusetts	$110,221.51
Wachovia Securities LLC	$106,974.56
SII Investments, Inc.	$103,020.53
Securities America, Inc.	$88,853.99

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agents, IBM Outsourcing and Protective Life, maintain the records of all purchases and redemptions of portfolio shares held by each of the Subaccounts. Additional protection for the assets of the Separate Account is provided by a blanket fidelity bond issued by National Union Fire Insurance Company providing aggregate coverage of $15 million (subject to a $2 million deductible) for all officers and employees of KILICO.

3

STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO’s books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

LEGAL MATTERS

Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract have been passed upon by James P. Brennan, Sr., Securities Counsel. Sutherland Asbill & Brennan, LLP of Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The balance sheets of Kemper Investors Life Insurance Company as of December 31, 2006 and 2005 and the related audited statements of income, comprehensive income, stockholder’s equity and cash flows for each of the three years in the period then ended, and the audited statements of assets, liabilities and contract owners’ equity of the KILICO Variable Annuity Separate Account as of December 31, 2006, the related statement of operations for the year ended December 31, 2006, and the related statements of changes in contract owners’ equity for each of the two years ended December 31, 2006, have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for KILICO and the Separate Account. The financial statements of KILICO should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends or surplus. The financial statements for the Separate Account reflect assets attributable to the Contracts and also assets attributable to other variable annuity contracts offered by KILICO through the Separate Account.

4

APPENDIX A

STATE AND LOCAL GOVERNMENT PREMIUM TAX CHART

	Rate of Tax
State	Qualified Plans	Non-Qualified Plans
California	0.50%*	2.35%*
Maine	2.00%	2.00%
Nevada	3.50%	3.50%
South Dakota	—	1.25%
West Virginia	1.00%	1.00%
Wyoming	—	1.00%

*	Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value (or the GRIB Base, if applicable).

5

APPENDIX F

INDEX TO FINANCIAL STATEMENTS

Kemper Investors Life Insurance Company

Report of Independent Auditors

Balance Sheets, December 31, 2006 and 2005

Statements of Income, for each of the three years in the period ended December 31, 2006

Statements of Comprehensive Income, for each of the three years in the period ended December 31, 2006

Statements of Stockholder’s Equity, for each of the three years in the period ended December 31, 2006

Statements of Cash Flows, for each of the three years in the period ended December 31, 2006

Notes to Financial Statements

KILICO Variable Annuity Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets, Liabilities and Contract Owners’ Equity, December 31, 2006

Statement of Operations for the year ended December 31, 2006

Statement of Changes in Contract Owners’ Equity for the years ended December 31, 2006 and December 31, 2005

Notes to Financial Statements

6

Kemper Investors Life

Insurance Company

Financial Statements

December 31, 2006 and 2005

Kemper Investors Life Insurance Company

Index

December 31, 2006 and 2005

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of

Kemper Investors Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income, stockholder’s equity, and cash flows present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company (a wholly owned subsidiary of Kemper Corporation) (the “Company”) at December 31, 2006 and 2005, and the results of its operations and its cash flows for the three years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3, stockholder’s equity as of January 1, 2004 has been restated.

Also, as discussed in Note 2 to the financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 27, 2007

1

KEMPER INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

December 31, 2006 and 2005

(in thousands of dollars)

	2006	2005
ASSETS
Investments
Bonds, classified as available-for-sale, at fair value (amortized cost: $302,077 and $727,121)	$298,587	$720,055
Redeemable preferred stock, classified as available-for-sale, at fair value (cost: $0 and $2,458)	—	2,557
Common stock, classified as available-for-sale, at fair value (cost: $0 and $1,672)	—	2,143
Policy loans	20,791	21,753
Partnership and joint venture interests	863	1,568

Total investments	320,241	748,076

Cash and cash equivalents	17,482	117,678
Accrued investment income	3,773	7,210
Reinsurance recoverable	3,093,398	2,175,438
Deposit asset—coinsurance business	1,385,623	1,571,767
Deferred policy acquisition costs	3,944	16,362
Deferred income taxes	—	101,599
Federal income tax receivable—affiliate	35,100	9,144
Modified coinsurance deposit receivable—related party	738,522	776,443
Other assets and receivables	108,403	114,223
Separate account assets	16,150,324	16,297,661

Total assets	$21,856,810	$21,935,601

LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits	$2,294,756	$2,410,645
Other policyholder benefits and funds payable	74,153	101,115
Deposit liability—coinsurance business	1,385,623	1,571,767
Modified coinsurance deposit payable—related party	768,232	796,776
Deferred income tax liabilities	194,733	—
Other accounts payable and liabilities	221,571	244,141
Separate account liabilities	16,150,324	16,297,661

Total liabilities	21,089,392	21,422,105

Stockholder's equity
Capital stock ($10 par value—300,000 authorized shares; 250,000 shares issued and outstanding at 2006 and 2005, respectively)	2,500	2,500
Additional paid-in capital	1,088,633	841,633
Accumulated other comprehensive (loss) income	(3,490)	(4,223)
Retained earnings (deficit)	(320,225)	(326,414)

Total stockholder's equity	767,418	513,496

Total liabilities and stockholder's equity	$21,856,810	$21,935,601

The accompanying notes are an integral part of the financial statements.

2

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF INCOME

Years Ended December 31, 2006, 2005 and 2004

(in thousands of dollars)

	2006	2005	2004
REVENUES
Net investment income	$34,374	$31,327	$26,773
Net realized investment gains	1,980	7,572	835
Premium income	17	—	—
Separate account fees and charges	64,716	69,593	66,756
Modified coinsurance income (loss)—related party	2,804	(6,800)	11,187
Other income	80,349	70,655	74,545

Total revenues	184,240	172,347	180,096

BENEFITS AND EXPENSES
Interest credited to policyholders	62,956	68,460	81,101
Claims incurred and other policyholder benefits	57,186	45,120	35,344
Taxes, licenses and fees	579	1,696	3,046
Commissions	15,988	16,301	20,439
Operating expenses	16,384	14,450	16,061
Amortization of deferred policy acquisition costs	12,418	7,453	11,982
Amortization of ceded premium deposit	155	—	—

Total benefits and expenses	165,666	153,480	167,973

Income before income tax expense (benefit) and effect of accounting change, net of tax	18,574	18,867	12,123
Income tax expense (benefit)	12,385	(2,649)	(466)

Income before cumulative effect of accounting change, net of tax	6,189	21,516	12,589
Cumulative effect of accounting change, net of tax	—	—	(157,923)

Net income (loss)	$6,189	$21,516	$(145,334)

The accompanying notes are an integral part of the financial statements.

3

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

Years Ended December 31, 2006, 2005 and 2004

(in thousands of dollars)

	2006	2005	2004
NET INCOME (LOSS)	$6,189	$21,516	$(145,334)

OTHER COMPREHENSIVE INCOME
Unrealized holding gains (losses) on securities
Unrealized gains on derivatives	—	—	4,500
Unrealized holding (losses) gains on investments	(904)	(16,430)	14,339
Reclassification adjustment for losses included in net income	3,910	790	3,227

Net unrealized holding gains (losses) on securities	3,006	(15,640)	22,066

Reclassification adjustments for items included in net income Adjustment for deferred policy acquisition costs	—	—	(984)

Other comprehensive income (loss), before related income tax (benefit) expense	3,006	(15,640)	21,082
Related income tax expense (benefit)	2,273	(5,474)	2,856

Other comprehensive income (loss), net of tax	733	(10,166)	18,226

Comprehensive income (loss)	$6,922	$11,350	$(127,108)

The accompanying notes are an integral part of the financial statements.

4

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2006, 2005 and 2004

(in thousands of dollars)

	Capital Stock	Additional Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Stockholder’s Equity
Balances at January 1, 2004, as previously reported	$2,500	$841,633	$(12,283)	$(193,556)	$638,294
Restatement (Note 3)	—	—	—	(9,040)	(9,040)

Balances at January 1, 2004, as restated	2,500	841,633	(12,283)	(202,596)	629,254
Net loss	—	—	—	(145,334)	(145,334)
Other comprehensive income	—	—	18,226	—	18,226

Balances at December 31, 2004	2,500	841,633	5,943	(347,930)	502,146
Net income	—	—	—	21,516	21,516
Other comprehensive loss	—	—	(10,166)	—	(10,166)

Balances at December 31, 2005	2,500	841,633	(4,223)	(326,414)	513,496
Net income	—	—	—	6,189	6,189
Additional paid-in capital	—	247,000	—	—	247,000
Other comprehensive income	—	—	733	—	733

Balances at December 31, 2006	$2,500	$1,088,633	$(3,490)	$(320,225)	$767,418

The accompanying notes are an integral part of the financial statements.

5

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2006, 2005 and 2004

(in thousands of dollars)

	2006	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$6,189	$21,516	$(145,334)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Cumulative effect accounting change	—	—	157,923
Net realized investment gains	(1,980)	(7,572)	(835)
Interest credited and other charges	62,956	68,460	81,101
Amortization of deferred policy acquisition costs and value of business acquired	12,418	7,453	11,982
Amortization of net discount/premium on investments	6,189	8,099	16,477
Depreciation and other amortization	438	424	89
Deferred income tax expense	294,058	13,256	38,586
Cash provided by (used in) changes in operating assets and liabilities
Federal income taxes (payable) receivable	(25,956)	13,452	24,426
Life insurance policy liabilities	(12,303)	84,388	26,289
Other policyholder funds	(26,961)	(23,337)	(25,640)
Change in policy liabilities due to reinsurance	(917,960)	36,521	21,737
Other, net	(139,646)	(84,680)	(156,481)

Net cash (used in) provided by operating activities	(742,558)	137,980	50,320

CASH FLOWS FROM INVESTING ACTIVITIES
Cash from investments sold or matured
Fixed maturity and equity securities available-for-sale	656,544	97,549	290,774
Mortgage loans and other invested assets	—	—	62,364
Cost of investments purchased or loans originated:
Fixed maturity and equity securities available-for-sale	(236,957)	(156,339)	(294,833)
Distribution of partnership and joint venture interests	171	224	165
Capitalization of software	—	(735)	—
Net change in receivable and payable for securities transactions	(3,812)	4,096	(599)
Net change in policy loans	962	(3,213)	(18,540)
Net change in other assets	—	(145)	(105)

Net cash provided by (used in) investing activities	416,908	(58,563)	39,226

The accompanying notes are an integral part of the financial statements.

6

KEMPER INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2006, 2005 and 2004

(in thousands of dollars)

	2006	2005	2004
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances
Deposits	7,387	346,021	44,295
Withdrawals	(23,252)	(345,607)	(166,850)
Capital contribution	247,000	—	—
Cash overdrafts	(5,681)	1,225	7,119

Net cash provided by (used in) financing activities	225,454	1,639	(115,436)

Net (decrease) increase in cash	(100,196)	81,056	(25,890)

CASH AND CASH EQUIVALENTS
Beginning of year	117,678	36,622	62,512

End of year	$17,482	$117,678	$36,622

Supplemental disclosures of cash flow information
Cash paid (refunded) during the year
Income taxes	$(256,108)	$(29,357)	$(65,067)
Interest	11,090	—	(671)
Supplemental disclosures of noncash operating activities
Income tax reclass from deferred to current	$—	$12,635	$26,590

The accompanying notes are an integral part of the financial statements.

7

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 and 2005

1. The Company and Nature of Operations

Organization and Description of Business

Kemper Investors Life Insurance Company (“KILICO” or the “Company”) is a stock life insurance company founded in 1947. The Company was incorporated under the insurance laws of the State of Illinois and licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly-owned subsidiary of Kemper Corporation (“Kemper”), a non-operating holding company. Kemper is an indirect wholly-owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”). ZHCA is an indirect wholly-owned subsidiary of Zurich Group Holding (“ZGH” or “Zurich”), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services (“ZFS” or the “Parent’).

Purchase Agreement

On May 29, 2003, Kemper entered into a stock and asset purchase agreement (the “Purchase Agreement”) with Bank One Insurance Holdings, Inc. (“BOIH” or “Bank One”), where Kemper agreed to sell the capital stock of Federal Kemper Life Assurance Company (“FKLA”), Zurich Life Insurance Company of America (“ZLICA”), Zurich Direct, Inc., and KILICO’s Subsidiaries to BOIH. KILICO’s Subsidiaries included Investors Brokerage Services, Inc., Investors Brokerage Services Insurance Agency, Inc, Zurich Life Insurance Company of New York, PMG Life Agency, Inc, PMG Marketing, Inc., PMG Securities Corporation and PMG Asset Management. BOIH also agreed to acquire indirect control of Fidelity Life Association (“FLA”) via its acquisition of FKLA, which pursuant to a management agreement, directs the day-to-day operations of FLA.

Prior to the Purchase Agreement, the Company, FKLA, ZLICA, and FLA operated under the trade name “Zurich Life” and were all, except for FLA, wholly-owned subsidiaries of Kemper.

On September 3, 2003 (the “Closing Date” or the “Closing”), pursuant to the Purchase Agreement, the Company entered into a coinsurance agreement with FKLA. The coinsurance agreement consisted of the following:

•

The Company ceded 100% of its general account liabilities, with the exception of the DESTINATIONS product. The general account liabilities included all of the Company’s gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (collectively referred to as the “Reinsured Policies”). The Reinsured Policies also included certain policies written for a period of twelve months subsequent to the Closing.

•

The Company ceded on a modified coinsurance basis its separate account liabilities that related to the Reinsured Policies. As of December 31, 2006 and 2005, the Company’s separate account reserves subject to the coinsurance agreement with FKLA were approximately $2,037,091,000 and $1,876,168,000, respectively.

•

The Reinsured Policies and bank owned life insurance (“BOLI”) policies of the Company would be administered by FKLA on a long-term basis subject to the oversight of the Company. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information and certain aspects of legal compliance.

•

Pursuant to the coinsurance agreement with FKLA, FKLA established a trust account (the “Security Trust Account”) for the exclusive benefit of the Company. The Security Trust Account is funded with assets equal to the general account statutory reserves adjusted for policy loans and interest maintenance reserves reinsured by FKLA, adjusted on a quarterly basis. FKLA is required to maintain the Security Trust Account until the Company’s general account statutory reserves are $400,000,000 or less. As of December 31, 2006 and 2005, the Company’s general account statutory reserves subject to the coinsurance agreement with FKLA were approximately $2,769,410,000 and $3,007,431,000, respectively. The balance in the Security Trust Account was approximately $3,034,704,000 and $3,130,630,000 as of December 31, 2006 and 2005, respectively.

8

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

•

On July 1, 2004, Bank One merged with and into JPMorgan Chase & Company, with JPMorgan Chase being the surviving entity. On November 1, 2004, FKLA changed its name to Chase Life Insurance and Annuity Company (“FKLA/CILAAC”). Protective Life Insurance Company purchased CILAAC on July 3, 2006. Effective April 1, 2007, CILAAC merged with and into Protective Life Insurance.

Deregistration

As of April 1, 2005, the Company amended certain of its variably annuity contracts or certificates offered via its separate accounts by putting a floor on the market value adjustment feature (“MVA”) and increasing the guaranteed crediting interest rate for these contracts to 3% (collectively referred to as the “MVA Endorsement”). As a result of the issuance of the MVA Endorsement, the Company was no longer required to be registered under the Securities and Exchange Act of 1933. KILICO also no longer has a duty to perform periodic filings under Section 15(d) of the Securities Exchange Act of 1934. However, the Company, as a sponsor of separate accounts, is still required to perform periodic filings under the Securities and Exchange Act of 1940.

The MVA Endorsement also required the Company to amend its existing coinsurance agreement with FKLA/CILAAC. The MVA contracts previously ceded to FKLA/CILAAC were repriced as a result of this amendment.

Nature of Operations

Prior to the Closing, the Company marketed individual and group fixed rate and variable annuity contracts, as well as, individual and group term life and group variable life insurance products through various distribution channels. The Company also offered investment-oriented products, guaranteed returns or a combination of both to help policyholders meet multiple insurance and financial objectives. The Company’s distribution channel included financial institutions, securities brokerage firms, insurance agents and financial planners.

As of the Closing, the Company’s direct retained business consisted primarily of DESTINATIONS. The Company also ceased issuing new business with the exception of renewal business and certain policies to be written and reinsured pursuant to the coinsurance agreement with FKLA/CILAAC. The Company has agreed that for a period of three years following the Closing Date that it would not, except under limited circumstances, issue any new BOLI policies. Nearly all of the Company’s BOLI policies are reinsured to Zurich Insurance Company, Bermuda Branch (“ZIBB”). The account values of these ceded BOLI policies were approximately $9,843,690,000 and $10,216,071,000 as of December 31, 2006 and 2005, respectively, and are included in Separate account assets and liabilities on the balance sheet.

Investors Brokerage Services, Inc. and BFP Securities, LLC are the principal underwriters of the Company’s registered variably annuity and variable life products. BFP Securities, LLC is also the primary wholesaling distributor of the Company’s BOLI products.

DESTINATIONS Product

DESTINATIONS is a registered individual and group variable, fixed and market value adjusted deferred annuity product. DESTINATIONS currently offers 32 variable subaccount investment options with various investment managers, ten guaranty periods, a fixed account option, dollar cost averaging, a guaranteed minimum death benefit (“GMDB”) option and a guaranteed retirement income benefit (“GRIB”) option.

The GMDB and GRIB options subject the Company to additional equity risk as the beneficiary or contractholder may receive a benefit for an amount greater than the fund balance. The GMDB and GRIB benefit is the greatest of the: i) the contract value (account value); ii) the greatest anniversary value before the exercise (annuitization date or date of death), reset up to age 80; or iii) purchase payments minus previous withdrawals, accumulated at 5% per annum to age 80.

9

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

The GRIB option allows the policyholder to convert a guaranteed remaining balance. For contracts with the GRIB, the guarantee applies to the funds available to purchase an annuity after seven or more years, depending upon issue age. As the amount of the excess of the GRIB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than the net amount at risk (as disclosed in Note 12).

On November 17, 2006, the Company entered into a coinsurance agreement with Zurich Insurance Company (“ZIC”) to reinsure the net amounts at risk for GMDB and GRIB options for policies issued from May 1, 2000 through February 28, 2003. See Note 4 for a more detailed discussion of this agreement.

2. Summary of Significant Accounting Policies

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all cash in the bank and investments purchased with an original maturity of three months or less to be cash equivalents.

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid, or deemed to have been paid, are recorded on the Company’s balance sheet as reinsurance recoverables and ceded future policy benefits. Written premiums, earned premiums, separate account fees and charges, interest credited to policyholders and claims incurred and other policyholder benefits all reflect the net effects of ceded reinsurance transactions. Reinsurance accounting is followed for assumed and ceded reinsurance agreements when the risk transfer provisions of Statement of Financial Accounting Standard (“SFAS”) No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met.

Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

For investment and universal life contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income and realized capital gains, policy charges such as mortality, expense and surrender charges, and expense loads for premium taxes on certain contracts. Expenses consist of benefits in excess of account balances, interest credited to contracts, policy maintenance costs, and amortization of deferred policy acquisition costs.

Deposit Asset and Liability—Coinsurance Business

The liabilities and assets of the investment contracts included in the Reinsured Policies are reported in these line items. These contracts are not considered to transfer insurance risk under GAAP and are accordingly

10

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

accounted for on a deposit method of accounting. The accrued account balance for investment contracts is computed as deposits net of withdrawals made by the contractholder, plus amounts credited based on contract specifications, less contract fees and charges assessed, plus any additional interest. In addition, policy charges such as expense and surrender charges, expense loads for premium taxes and expenses consisting of interest credited on these ceded investment contracts are included net in other income in the statements of operations.

Deferred Policy Acquisition Costs

The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits (“EGPs”) on the related contracts and policies. The deferred policy acquisition costs (“DAC”) for annuities and separate account business are amortized over the estimated contract life in relation to the present value of EGPs, arising principally from projected investment margins, mortality and expense margins and surrender charges.

Actual gross profits can vary from management’s estimates, resulting in increases or decreases in the rate of amortization. The Company regularly evaluates its EGPs to determine if actual experience or other evidence suggests that earlier estimates should be revised. In the event that the Company revised its EGPs, the cumulative DAC amortization would be adjusted to reflect such revised EGPs in the period the revision was determined to be necessary. Several assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, estimated interest spread, estimated mortality, and estimated annuitization option costs. The separate account fund performance assumption is critical to the development of the EGPs related to the Company’s variable annuity business.

Additionally, the Company continues to perform analyses with respect to the potential impact of a revision to future EGPs. If such a revision to EGPs were deemed necessary, the Company would adjust, as appropriate, the assumptions and reproject its future EGPs based on current account values at the end of the quarter in which a revision is deemed to be necessary. The overall recoverability of the DAC asset is dependent on the future profitability of the business. The Company monitors the recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs.

Future Policy Benefits

Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. A liability in excess of account values has also been established for GMDB and GRIB benefits in excess of account values.

Current interest rates credited during the contract accumulation period range from 2.00% to 7.00%. Future minimum guaranteed interest rates vary from 2.0% to 4.5%. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5% to 12.0%.

Liabilities for traditional life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Assumed investment yields vary by policy duration and range from 4.2% to 4.6% over 20 years.

Unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) and that are not included in liabilities for future benefits. These IBNR estimates, which are based on the Company’s historical experience, are adjusted to reflect actual claims experience as necessary. When actual experience differs from the previous estimate, the resulting difference will be included in the Company’s reported results for the period of the change in estimate in the claims incurred and other policyholder benefits line item in the Company’s statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

11

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

Guaranty Fund Assessments

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2006 and prior. The Company’s financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

In the current year, the Company also recorded an estimate for amounts recoverable for guaranty fund assessments ceded as a result of the Purchase Agreement. This change in estimate resulted in a decrease to taxes, licenses and fees and an increase in net income in the current year statement of income of approximately $1,396,000.

Investments

The Company has classified all investments in fixed maturities and equity securities as available-for-sale. Accordingly, these securities are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder’s equity. All security transactions are recorded on a trade date basis, except for private placement securities which are recorded on their funding date.

Discounts and premiums on fixed maturity investments are amortized, using the interest method, over the term of the security, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method, which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturity securities deemed to be in default and therefore impaired on an other-than-temporary basis.

Changes in interest rates can have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the carrying value of available for sale fixed maturity securities, with an offsetting effect on stockholder’s equity, net of the effects of amortization of deferred acquisition costs and deferred income taxes, when applicable.

If a decline in the fair value of an individual fixed income investment is considered to be other than temporary, the difference between amortized book value and fair value is recorded as a realized investment loss. Fair value is based on market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company’s portfolio managers. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the net book value of individual investments.

The Company regularly reviews its investment portfolio to determine whether declines in the value of investments are other than temporary as defined by the Financial Accounting Standards Board (“FASB”) in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities. The Company’s review for declines in value includes analyzing historical and forecasted financial information as well as reviewing the market performance of similar types of investments.

The fair values of investments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the

12

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

estimates of fair value. Accordingly, these estimates may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

Policy loans are carried at their unpaid balance. When a loan balance is present on a policy, annual interest is charged on the policy anniversary. If a payment is not made, the interest amount is added to the loan balance. Interest may be charged in advance or arrears depending on the plan and interest rates also vary by plan. An overloan situation may occur if the value of the policy is less than the amount of the loan. Overloans usually occur when a premium is not paid and the automatic premium loan provision is applied or when the annual loan interest is charged and not paid and the maximum available cash value has been used. In the case of an overloan situation, the policy owner is notified of the requirements to continue coverage prior to policy termination. Policies that terminate because of an overloan may be considered for reinstatement. Normal reinstatement guidelines are followed and the amount of money requested for reinstatement includes the loan interest.

Partnership and joint venture interests primarily consist of limited partnership and low income housing tax credit property investments. Partnership and joint venture interests where the Company does not have control or majority interest are accounted for under the equity method. The Company’s interests in low income tax credit property investments are accounted for using the cost method. Under the cost method, the investment is amortized based on the proportion of tax credits received in the current year to the total estimated tax credits.

Accounting for Derivatives

SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments (“DIG B36”) addresses specific circumstances under which bifurcation of an instrument into a host contract and an embedded derivative is required. DIG B36 requires the bifurcation of a derivative from the receivable or payable related to a modified coinsurance agreement, where the yield on the receivable and payable is based on a return of a specified block of assets rather than the creditworthiness of the ceding company. The Company has determined that certain of its modified coinsurance agreements contain an embedded derivative. This embedded derivative is accounted for on a fair value basis and is reported together with the host contract in the modified coinsurance deposit receivable line item on the balance sheet. The change in the fair value of the derivative is reported as a component of modified coinsurance income-related party in the statements of operations.

Separate Account Business

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the contractholder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the contractholder. Non-guaranteed separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the contractholder. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company. Changes in liabilities for minimum guarantees are included in the claims incurred and other policyholder benefit line item in the statements of operations. There were no gains or losses on transfers of assets from the general account to the separate account for the years ended December 31, 2006, 2005 and 2004.

Federal Income Taxes

The Company files a consolidated federal income tax return with ZHCA and its subsidiaries. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

13

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe or receive. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain expenses and the realization of certain tax credits. In the event the ultimate deductibility of certain expenses or the realization of certain tax credits differs from its estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the financial statements.

A written agreement provides the method of allocating tax between the Company and ZHCA. In general, allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within 30 days after: the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the Company’s apportioned tax liability in accordance with the tax sharing agreement.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life and annuity products.

New Accounting Pronouncements

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) issued Statement of Position (“SOP”) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 addresses financial accounting and reporting of certain product features insufficiently addressed by SFAS No. 97, Accounting by Insurance Cos. for Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales. SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. The SOP is effective for financial statements for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. The SOP may not be applied retroactively to prior year’s financial statements, and initial application should be as of the beginning of an entity’s fiscal year.

The Company adopted SOP 03-1 effective January 1, 2004. The SOP addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of the SOP required the Company to:

•

Recognize expenses for a variety of contracts and contract features, including GMDB and GRIB, certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

•	Report and measure assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

•	Report and measure the Company’s interest in its separate accounts as general account assets based on our proportionate beneficial interest in the separate account’s underlying assets.

On January 1, 2004, the Company recorded an approximately $157,900,000 adjustment to earnings. The cumulative adjustments to earnings and other comprehensive income were recorded net of amortization of deferred acquisition costs and income taxes. At January 1, 2004, the date of initial application, the cumulative effect of the adoption of the SOP was comprised of the following individual impacts:

14

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

Cumulative Effect of Adoption

	Net Loss	Other Comprehensive Net Loss
	(in thousands of dollars)
Establishing GMDB and GRIB reserves for annuity contracts	$(6,431)
Amortization of deferred policy acquisition costs (DAC)	(236,527)

Total cumulative effect of adoption before tax	(242,958)
Related income tax benefit	(85,035)

Total cumulative effect of adoption, net of tax	$(157,923)	$(157,923)

Unrealized gains of certain separate account assets reclassified to general accounts, net of tax		1,246

Total other comprehensive net loss		$(156,677)

On January 1, 2004, market value reserves of approximately $64,100,000 included in separate account liabilities were revalued at their current account value and reclassified to the general account. The related separate account assets were also reclassified to the general account. Fixed maturity securities reclassified to the general account are considered available-for-sale securities, and will continue to be recorded at fair value. Subsequent changes in fair value are recorded in other comprehensive income rather than net income. Net investment income was also increased by the amount earned on these investments reclassified to the general account.

In November 2005, the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after December 15, 2005. The adoption of FSP 115-1 and FAS 124-1 did not have a material impact on the Company’s financial statements.

In September 2005, AcSEC issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred policy acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. The adoption of SOP 05-1 is not expected to have a material impact on the Company’s financial statements.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections. SFAS No. 154 replaces Accounting Principles Board Opinion No. 20, Accounting Changes and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. It also changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS No. 154 did not have a material impact on the Company’s financial statements.

In December 2005, the FASB issued FSP Accounting and Audit Guide INV-1 and SOP 94-4-1, Reporting of Fully Benefit-Responsive Investment Contracts Held by Certain Investment Companies Subject to the AICPA Investment Company Guide and Defined-Contribution Health and Welfare and Pension Plans. FSP AAG INV-1 and SOP 94-4-1 describes the limited circumstances in which the net assets of an investment

15

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

company shall reflect the contract value of certain investments that it holds and provides a definition of a fully benefit-responsive investment contract. FSP AAG INV-1 and SOP 94-4-1 also provides guidance with respect to the financial statement presentation and disclosure of fully benefit-responsive investment contracts. The financial statement presentation and disclosure guidance is effective for financial statements for annual periods ending after December 15, 2006. The adoption of FSP AAG INV-1 and SOP 94-4-1 did not have a material impact on the Company’s financial statements.

In June 2006, the FASB issued Interpretation (“FIN”) No. 48 Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109. FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements by standardizing the level of confidence needed to recognize uncertain tax benefits and the process of measuring the amount of benefit to recognize. FIN No. 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company will adopt FIN No. 48 as of January 1, 2007, as required. The cumulative effect of adopting FIN No. 48 will be recorded in retained earnings. The Company is currently evaluating the impact of adoption of FIN No. 48 on its financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair market value, specifying that fair market value is a market-based measurement that is not entity specific. The standard establishes a hierarchy for use in determining fair market value that places the greatest emphasis on observable factors available from external parties and allows the use of unobservable inputs in determining value in cases where market values are not readily available. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

3. Restatement

Subsequent to the issuance of the Company’s 2004 financial statements, management discovered an error in the calculation of its deferred tax assets and liabilities. The error resulted in a reduction of the Company’s net deferred tax asset of approximately $9,040,000 as of January 1, 2004. The error related to the calculation of certain deferred tax assets and liabilities primarily consisting of items relating to the coinsurance agreement entered into pursuant to the Purchase Agreement with BOIH as described in Note 1. Accordingly, the Company has restated its balance sheet as of December 31, 2004 and related statement of stockholder’s equity as of January 1, 2004 as follows:

	December 31, 2004
	As Previously Reported	Adjustment	As Restated
	(in thousands of dollars)
Balance Sheet
Assets
Deferred income taxes	$105,786	$(9,040)	$96,746
Stockholder’s equity
Accumulated deficit	(338,890)	(9,040)	(347,930)
Total stockholder’s equity	511,186	(9,040)	502,146

	January 1, 2004
	As Previously Reported	Adjustment	As Restated
Statements of Stockholder’s Equity
Retained deficit	$(193,556)	$(9,040)	$(202,596)
Total stockholder’s equity	638,294	(9,040)	629,254

16

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

The error correction had no impact on the Company’s previously reported cash flows or results from operations for the year ended December 31, 2004.

4. DESTINATIONS Reinsurance Transaction with Affiliate

On November 17, 2006, the Company entered into a coinsurance agreement (the “Agreement”) with ZIC. The Company ceded 100% of the net amount at risk for GMDB and GRIB related to the Company’s DESTINATIONS contracts issued from May 1, 2000 through February 28, 2003.

The Company’s most significant policy risks prior to the Agreement were the GMDB and GRIB risks. The net amount at risk for the GMDB is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For GRIB, the net amount at risk is defined as the current guaranteed annuitization benefit in excess of the current account balance at the balance sheet date. As a result of the Agreement, the Company ceded approximately $370,155,000 of GMDB net amount at risk and approximately $352,998,000 of GRIB net amount at risk at December 31, 2006.

Account values, benefit amounts, net amounts at risk and amounts ceded to reinsurers for contracts with GMDB and GRIB are shown below:

Minimum Guarantees—Direct, Reinsured and Net

	2006	2005
Contracts with GMDB
GMDB benefit	$5,002,776	$4,928,057
Account value	4,402,690	4,205,422
Net amount at risk	600,086	722,635
NAR reinsurance ceded—Transamerica Re	(229,931)	(279,586)
NAR reinsurance ceded—ZIC	(370,155)	—

Net retained	$—	$443,049

Contracts with GRIB
GRIB benefit	$4,746,748	$4,653,282
Account value	4,191,897	3,984,423
Net amount at risk	554,851	668,859
NAR reinsurance ceded—Transamerica Re	(161,483)	(245,127)
NAR reinsurance ceded—ZIC	(352,998)	—

Net retained	$40,370	$423,732

The ceding premium paid to ZIC was $1,008,700,000. In addition, the Agreement called for the Company to pay interest of 5.25% on the initial ceding premium from September 1, 2006 until the effective date of the Agreement. The interest paid in accordance with the Agreement was approximately $11,090,000.

To fund the initial ceding premium to ZIC, the Company received additional capital of $247,000,000 from Kemper Corporation, its parent company. Additionally, the Company was immediately reimbursed by ZHCA, an indirect parent company of the Company, for the federal income tax recoverable of $241,000,000 created by the reinsurance transaction. The remainder of the premium was funded through the sale of some of the Company’s invested assets.

At the inception of the Agreement, the Company recognized a ceded premium deposit of approximately $893,959,000 and a reinsurance recoverable asset of approximately $114,741,000. After ceding $2,500,000 in reserves for claims incurred but not reported and amortization of the ceded premium deposit of approximately $155,000, the balance of the ceded premium deposit was approximately $891,304,000 at December 31, 2006.

17

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

The balance of the reinsurance recoverable asset was approximately $119,100,000 at December 31, 2006. The ceded premium deposit and reinsurance recoverable are included in the Reinsurance recoverable line item on the balance sheet.

Upon execution of the Agreement, the contingent capital facility agreement between the Company and ZIC, entered into on January 1, 2006, was terminated. The Company incurred approximately $528,000 in fees for the contingent capital facility for the year ended December 31, 2006.

Pursuant to the Agreement, ZIC established a security trust account for the exclusive benefit of the Company. The trust account is funded with assets with a market value equal to at least 102% of the statutory reserve credit assumed by ZIC. At December 31, 2006, 102% of the statutory reserve credit assumed by ZIC was approximately $343,333,000. The balance in the trust account at December 31, 2006 was approximately $358,521,000.

5. Investments

Investment Income

The components of investment income, by type of investment, for the years ended December 31, 2006, 2005 and 2004 are as follows:

	2006	2005	2004
	(in thousands of dollars)
Bonds	$30,892	$30,409	$25,770
Redeemable preferred stocks	122	178	201
Mortgage loans on real estate	—	—	1,818
Short-term investments	3,508	1,259	918
Policy loans	1,169	1,065	894
Partnership and joint venture interests	(475)	(199)	(525)
Other	99	74	1,045

Gross investment income	35,315	32,786	30,121
Less: Investment expenses	941	1,459	3,348

Net investment income	$34,374	$31,327	$26,773

In 2006, 2005 and 2004, the Company’s investment expenses included fees of approximately $323,000, $277,000 and $451,000, respectively, to Deutsche Asset Management.

In 2006, 2005 and 2004, the Company’s investment expenses included fees of approximately $174,000, $134,000 and $153,000, respectively, to Zurich Investment Services.

In April 2006, Zurich Global Investment Advisors was divided into two separate entities, Zurich Alternative Asset Management and Zurich Global Investment Management. For the years ended December 31, 2006, 2005 and 2004, the Company’s investment expenses included fees of approximately $306,000, $431,000 and $581,000, respectively, to Zurich Global Investment Management and Zurich Global Investment Advisors.

For the years ended December 31, 2006, 2005 and 2004, the Company’s investment expenses included fees of approximately $69,000, $69,000 and $164,000, respectively, to Zurich Kemper Stevens.

18

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

Realized Gains and Losses

Realized investment gains (losses) on sales of investments during the years ended December 31, 2006, 2005 and 2004 are as follows:

	2006	2005	2004
	(in thousands of dollars)
Bonds	$(5,531)	$(790)	$4,202
Redeemable preferred stocks	72	—	(31)
Common stocks	1,549	—	—
Partnership and joint venture interests	6,044	8,400	4,404

	$2,134	$7,610	$8,575

The Company recognized approximately $6,044,000, $8,400,000 and $2,404,000 in realized gains from prior litigation settlements related to a joint venture investment previously written off for the years ended December 31, 2006, 2005 and 2004, respectively.

In August 2004, the Company recognized approximately $2,000,000 in realized gains from the release of contingency reserves attributed to the termination of the guaranty (Note 9).

Impairment Losses

Impairment losses for the years ended December 31, 2006, 2005 and 2004 are as follows:

	2006	2005	2004
	(in thousands of dollars)
Bonds	$(22)	$(38)	$(6,211)
Redeemable preferred stocks	(132)	—	(1,529)

	$(154)	$(38)	$(7,740)

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31, 2006 and 2005 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands of dollars)
2006
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$24,964	$—	$(801)	$24,163
Debt securities issued by foreign governments	411	—	(7)	404
Corporate securities	158,373	591	(2,097)	156,867
Mortgage-backed securities	118,329	449	(1,625)	117,153

	$302,077	$1,040	$(4,530)	$298,587

19

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands of dollars)
2005
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$33,938	$220	$(999)	$33,159
Obligations of states and political subdivisions	17,089	191	(27)	17,253
Debt securities issued by foreign governments	1,111	—	(6)	1,105
Corporate securities	385,046	5,206	(6,215)	384,037
Mortgage-backed securities	289,937	333	(5,769)	284,501

	727,121	5,950	(13,016)	720,055
Redeemable preferred stock	2,458	99	—	2,557

	$729,579	$6,049	$(13,016)	$722,612

Unrealized Gains and Losses on Equity Securities

The Company did not hold any common stocks or nonredeemable preferred stocks as of December 31, 2006. Gross unrealized gains (losses) pertaining to common stocks and nonredeemable preferred stocks, stated at fair value as of December 31, 2005 are as follows:

	Gains	Losses	Net
	(in thousands of dollars)
2005
Equity securities available-for-sale
Common stocks
Industrial, miscellaneous and all other	$471	$—	$471

Less: Deferred federal income taxes			165

			$306

Unrealized Losses on Fixed Maturities and Equity Securities

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. Due to the issuers’ continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, and management’s intent and ability to hold these securities for a period of time sufficient to allow for a recovery of fair value, the Company believes that the prices of the securities in the sector identified in the tables below were temporarily depressed as of December 31, 2006 and 2005.

20

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2006 and 2005 are as follows:

	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or More
	Fair Value	Unrealized Losses	Fair Value	Losses Unrealized
	(in thousands of dollars)
2006
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$344	$(1)	$23,819	$(800)
Debt securities issued by foreign government	—	—	404	(7)
Corporate securities	26,177	(197)	88,243	(1,900)
Mortgage-backed securities	12,739	(118)	66,241	(1,507)

Total fixed maturities	$39,260	$(316)	$178,707	$(4,214)

2005
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$4,036	$(55)	$22,847	$(944)
Obligations of states and political subdivisions	1,149	(16)	669	(11)
Debt securities issued by foreign government	1,105	(6)	—	—
Corporate securities	167,740	(3,098)	134,309	(3,117)
Mortgage-backed securities	123,765	(1,731)	136,669	(4,038)

Total fixed maturities	$297,795	$(4,906)	$294,494	$(8,110)

There were no equity securities held as of December 31, 2006.

As of December 31, 2006, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 224 securities. The Company held no securities that were in an unrealized loss position in excess of approximately $715,000. As of December 31, 2006, there was no fixed maturity with a fair value less than 80% of the security’s amortized cost for 12 continuous months.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 40 securities, all of which, or approximately $316,000, were comprised of securities with fair value to amortized cost ratios at or greater than 97%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities with an unrealized loss of approximately $4,214,000 for 12 months or more as of December 31, 2006, were comprised of 184 securities. The majority of the unrealized loss amount, approximately $3,407,000, relates to mortgage-backed and corporate securities. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any fixed maturity securities with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security’s book value is written down to current market value with the Company recognizing an impairment loss in its current year statement of income. The remaining unrealized loss balance of approximately $807,000 is comprised of seven securities, mainly treasury notes. All of the seven securities were depressed to only a minor extent, with fair value to amortized cost ratios at or greater than 96%.

21

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company’s investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Maturities of Fixed Maturities

The amortized cost and estimated fair value of available-for-sale fixed maturity securities by contractual maturity at December 31, 2006 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

	Amortized Cost	Estimated Fair Value
	(in thousands of dollars)
Fixed maturities available-for-sale
Due in 1 year or less	$17,674	$17,528
Due after 1 year through 5 years	73,894	72,914
Due after 5 years through 10 years	91,429	90,283
Due after 10 years	751	709

	183,748	181,434
Mortgage-backed securities	118,329	117,153

	$302,077	$298,587

Proceeds from sales and maturities of available-for-sale bonds and stocks and gross realized gains (losses) on such sales and impairments during the years ended December 31, 2006, 2005 and 2004 are as follows:

	Proceeds	Gross Gains	Gross Losses
	(in thousands of dollars)
2006	$656,544	$7,158	$(11,090)
2005	97,550	367	(1,195)
2004	283,175	5,607	(9,176)

6. Disclosure About Fair Value of Financial Instruments

SFAS No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments and includes assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

22

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

Cash and Cash Equivalents

The carrying amounts of these items are reasonable estimates of their fair value.

Fixed Maturities, Redeemable and Nonredeemable Preferred Stock, and Common Stock

Fair values were determined by using market quotations or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company’s portfolio managers.

Policy Loans

The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally based on current market rates.

Partnership and Joint Venture Interests

The fair value of these investments is based on the Company’s equity ownership of the underlying partnership or joint venture interest. The carrying amounts reported for these items are reasonable estimates of their fair value.

Separate Accounts

The fair value of assets held in separate accounts is based upon unit prices of the underlying funds. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

The estimated fair values and carrying values of the Company’s financial instruments as of December 31, 2006 and 2005 are as follows:

	2006		2005
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	(in thousands of dollars)
Assets
Cash and cash equivalents	$17,482	$17,482	$117,678	$117,678
Fixed maturities available-for-sale	298,587	298,587	720,055	720,055
Redeemable preferred stock available-for-sale	—	—	2,557	2,557
Common stock available-for-sale	—	—	2,143	2,143
Policy loans	20,791	20,791	21,753	21,753
Partnership and joint venture interests	863	863	1,568	1,568
Separate account assets	16,150,324	16,150,324	16,297,661	16,297,661
Liabilities
Other policyholder benefits and funds payable	74,153	74,153	101,115	101,115
Separate account liabilities	16,150,324	16,150,324	16,297,661	16,297,661

7. Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities.

23

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in cash or governmental securities. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $14,000, $34,000 and $46,000 for the years ended December 31, 2006, 2005 and 2004, respectively. The Company’s securities on loan as of December 31, 2006 and 2005 primarily consisted of U.S. Treasury fixed income and corporate securities and had an estimated fair value of approximately $20,869,000 and $47,564,000, respectively. The cash collateral as of December 31, 2006 and 2005 had an estimated fair value of approximately $20,760,000 and $48,683,000, respectively. The noncash collateral as of December 31, 2006 and 2005 had an estimated fair value of $560,000 and $0, respectively. In accordance with SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, the noncash collateral is not recognized as a financial asset on the balance sheet.

8. Federal Income Taxes

The Company files a consolidated federal income tax return with ZHCA and its subsidiaries.

A written agreement provides the method of allocating tax between the Company and ZHCA. In general, allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Inter-company tax balances are settled within 30 days after: the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the Company’s apportioned tax liability in accordance with the tax sharing agreement. The Company’s current income tax receivable from ZHCA was approximately $35,100,000 and $9,144,000 as of December 31, 2006 and 2005, respectively.

The components of the provision for income taxes for the years ended December 31, 2006, 2005 and 2004 are as follows:

	2006	2005	2004
	(in thousands of dollars)
Current	$(281,673)	$(15,905)	$(39,052)
Deferred	294,058	13,256	38,586

Total income tax expense (benefit)	$12,385	$(2,649)	$(466)

A reconciliation of the amounts computed by applying the statutory U.S. federal income tax rate of 35% in 2006, 2005 and 2004 to income before income taxes and the actual provision for the years ended December 31, 2006, 2005 and 2004 are as follows:

	2006	2005	2004
	(in thousands of dollars)
Computed expected tax expense	$6,501	$6,603	$4,243
Difference between expected and actual tax expense
State taxes	244	—	(107)
Dividend received deduction	(7,450)	(9,557)	(4,456)
Foreign tax credit	193	295	(189)
Valuation allowance on tax loss	12,635	—	—
Other, net	262	10	43

Total actual tax expense	$12,385	$(2,649)	$(466)

24

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

The temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2006 and 2005 relate to the following:

	2006	2005
	(in thousands of dollars)
Deferred policy acquisition costs (“DAC Tax”)	$58,665	$76,104
Unrealized losses on investments	1,222	2,274
Life policy reserve	35,570	—
Unearned revenue	25,954	35,390
Tax loss carryforward	12,635	12,635
Other investment-related	920	2,520
Other	5,452	5,740

Gross deferred tax assets	140,418	134,663
Valuation allowance	13,857	—

Net deferred tax assets	126,561	134,663

Deferred policy acquisition costs	1,380	5,727
Life policy reserve	—	17,900
Unearned premium	311,956	—
Depreciation and amortization	408	316
Other investment-related	121	239
Modified coinsurance	6,256	8,879
Other	1,173	3

Deferred tax liabilities	321,294	33,064

Net deferred tax (liabilities) assets	$(194,733)	$101,599

The net deferred tax assets relate primarily to life reserves, unearned revenue and DAC Tax associated with a non-registered individual and group variable business-owned life insurance contract. The deferred tax liabilities relate primarily to the ceded premium deposit resulting from the Agreement with ZIC in 2006.

Tax balances, including any valuation allowance balance, are determined under a tax allocation agreement. As of December 31, 2006, approximately $13,857,000 of valuation allowance was allocated to the Company from ZHCA. There was no valuation allowance from ZHCA as of December 31, 2005. The realizability of the deferred income tax assets is dependent upon available evidence including, historical and projected operating results, estimated reversals of temporary differences, and available tax planning strategies. This assessment is made on a consolidated tax return group basis. Estimates as to the realizability of deferred income tax assets are subject to change.

As of December 31, 2006, the Company had approximately $36,100,000 of operating loss carryforwards, which will expire in 2018. The tax effect of this operating loss carryforward is included in the valuation allowance as of December 31, 2006.

9. Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

25

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

In 1994, the Company entered into a commitment to provide a financial guaranty in the form of an extended standby credit enhancement to a third party letter of credit supporting the purchase of bonds issued to finance the development of a certain retirement property in Texas. The guaranty had off-balance sheet credit risk because GAAP requires only the accruals for probable losses to be recognized until the guaranty expires. On September 30, 2004, the Company satisfied its obligation to provide a financial guaranty in the form of an extended standby credit enhancement by funding $25,100,000 to the issuer of the letter of credit. This standby credit enhancement had an original expiration date of March 22, 2004. On March 15, 2004, the agreement was extended to September 30, 2004 in exchange for a nominal fee. In October 2004, the third party fulfilled its obligation to the Company by relinquishing its rights to the collateral pool assets, valued at approximately $18,000,000, and paying the Company $7,100,000 in cash. In conjunction with the transaction, the United States Treasury bond valued at $28,400,000 previously deposited with the issuer of the letter of credit was released.

In 1997, the Company entered into an agreement with a third party to guaranty certain indemnity obligations of an investment property, including environmental claims over a period of 20 years and income tax liability claims over a period of 7 years. The maximum liability exposure under this guaranty would not exceed $4,000,000. The Company is fully insured for losses and liabilities related to the potential environmental claims for a period of 10 years. Additionally, KFC Portfolio Corp, an affiliated company, has agreed to guaranty and indemnify the Company from all liabilities and costs incurred related to this transaction.

While the Company currently has not experienced any claims, including environmental claims or threatened environmental claims related to this transaction, it is reasonably possible that the results of ongoing or future environmental studies or other factors could alter this expectation and may require recording of a liability and cause the Company future cash outlays. The extent or amount of such events, if any, cannot be estimated at this time. Accordingly, management expects this to have no impact on the results of operations, financial position or liquidity for the years ended December 31, 2006, 2005 and 2004.

The Company entered into a contingent capital facility agreement (the “Agreement”) with ZIC effective January 1, 2006. Under the Agreement, the Company had the right to require ZIC to purchase 1 or more surplus notes in an aggregate principal amount not to exceed $300,000,000. This right was only exercisable by the Company upon the Company’s failure to maintain a risk-based capital (“RBC”) of total adjusted capital to company action level ratio (as defined in the RBC Model Act or in the rules and procedures prescribed by the National Association of Insurance Commissioners (the “NAIC”)) of at least 300%. Issuance and repayment of the surplus notes were subject to the approval of the Division of Insurance of the Illinois Department of Financial and Professional Regulation (“DOI”). The agreement was terminated November 17, 2006 upon the closure of the DESTINATIONS reinsurance transaction with ZIC (see Note 4 regarding ZIC reinsurance).

The Company entered into an operating sublease agreement for office space effective November 1, 2006. The expiration of the sublease is August 31, 2010. Base rent is $171,120 per year plus expenses and taxes in excess of expenses and taxes in the base year of the agreement.

As of December 31, 2006, the Company was obligated under noncancelable leases for office space as follows:

2007	$171,120
2008	171,120
2009	171,120
2010	114,080
Thereafter	—

$627,440

26

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

10. Regulatory Matters

The Company is required to file financial statements with DOI. These financial statements are prepared in accordance with accounting practices prescribed or permitted by the DOI. “Prescribed” statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. “Permitted” statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future. These statutory accounting practices differ from accounting principles generally accepted in the United States of America, which have been used to prepare the accompanying financial statements. The State of Illinois requires insurance companies domiciled in the State of Illinois to prepare statutory basis financial statements in accordance with the NAIC, Accounting Practices and Procedures.

Statutory stockholder’s equity was approximately $222,457,000 and $410,778,000 as of December 31, 2006 and 2005, respectively, and statutory net income (loss) was approximately $(422,997,000), $39,917,000 and $34,066,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

Statutory unassigned surplus (deficit) was approximately $(453,888,000) and $(18,567,000) as of December 31, 2006 and 2005, respectively.

In anticipation of the Zurich acquisition in 1996, the Company sold, primarily through a bulk sale, approximately $284,000,000 in real estate-related investments during 1995 as part of a strategic effort to reduce overall exposure to real estate. As a result of these sales, the Company incurred realized capital losses that were required to be transferred to the interest maintenance reserve (“IMR”). However, as a result of the transfer of these realized capital losses, the IMR became negative. In connection with the sale of the real estate-related investments and the acquisition of the Company’s parent, the DOI permitted the Company to reset the IMR to zero as of December 31, 1995. This treatment permits the Company to proceed as if it had been legally reorganized through a procedure known as “quasi-reorganization”.

This procedure allows the Company a “fresh start” by resetting the negative unassigned surplus to zero and reducing gross paid-in and contributed surplus by the same amount. Although this treatment does not change the Company’s total amount of reported capital and surplus as of December 31, 2006 and 2005, it did favorably impact the 2006 net loss, 2005 and 2004 net gain from operations and net income. If the Company had not been permitted to reset the IMR to zero as of December 31, 1995, the Company’s statutory net gain from operations would have decreased by approximately $1,767,000, $1,300,000 and $2,000,000 for the years ended December 31, 2006, 2005 and 2004, respectively. Capital and surplus for both years would have increased by like amounts through a credit to the change in nonadmitted assets and related items. If the Company had not been able to reset the negative unassigned surplus to zero, paid-in surplus and unassigned surplus (deficit) would have been approximately $729,254,000 and ($490,053,000), respectively, as of December 31, 2006, and approximately $482,254,000 and ($53,731,000), respectively, as of December 31, 2005.

The NAIC requires life insurance companies to calculate an RBC ratio. This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s ratios exceed regulatory requirements at December 31, 2006 and 2005. These ratios are not a required part of the financial statements, and therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

27

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

Within the life insurance industry, both regulators and companies have been developing new statutory reserve and minimum capital standards that are much less formulaic than in the past. The new requirements require various types of stochastic projections for both statutory reserves and minimum capital requirements.

The first products impacted are deferred annuities, in particular deferred variable annuities with guaranteed minimum benefits, such as GMDB, and various living benefits, such as GRIB. In December 2005, the NAIC adopted the C3 Phase II Regulation (the “Regulation”). The Regulation requires higher minimum capital requirements for many deferred variable annuities with guaranteed minimum benefits. Statutory reserve requirements for deferred variable annuities will probably change in 2007 to align with the revised regulatory capital requirements.

As a result of the Regulation, the Company has put up additional capital in 2006. The Company believes it will be able to meet the projected minimum capital requirements as the Regulation is fully phased in over the next 3 years.

It is possible, however, that after regulators have examined the results for several years the Regulation could be revised in the future.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the DOI is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) the statutory net gain from operations from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the DOI. Due to the fact that statutory net income for 2006 is negative and statutory unassigned surplus is also negative, the Company can not pay a regular dividend in 2007. Additionally, in connection with the Purchase Agreement, the Company is restricted from paying dividends or making any other distributions of capital or surplus for a period of 4 years from the Closing Date. No cash dividends were paid in 2006, 2005 or 2004. However, the Company did distribute an extraordinary dividend of its interest in notes receivable from an impaired investment during December 2006. The book value of the investment was zero at the time of the distribution and the distribution was approved by the DOI prior to distribution.

The Company is required to deposit securities with state regulatory authorities. The fair value of these deposited securities was approximately $3,454,000 and $3,439,000 as of December 31, 2006 and 2005, respectively.

11. Reinsurance

The Company has ceded business under yearly renewable term contracts and coinsurance contracts. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

Reinsurance ceded contracts do not relieve the Company from its obligation to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to the reinsurer under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk arising from similar characteristics of its reinsurers. Several reinsurance contracts require the reinsurer to maintain assets in a security trust whose market value matches or exceeds the book value of the reinsured liability.

28

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

Amounts included in the statements of operations with respect to reinsurance ceded for the years ended December 31, 2006, 2005 and 2004 are as follows:

	Direct	Reinsurance Ceded	Net
	(in thousands of dollars)
2006
Premiums	$918	$(901)	$17
Separate account fees and charges	301,919	(237,203)	64,716
Interest credited to policyholders	135,090	(72,134)	62,956
Claims incurred and other policyholder benefits	266,090	(208,904)	57,186

2005
Premiums	$983	$(983)	$—
Separate account fees and charges	317,199	(247,606)	69,593
Interest credited to policyholders	141,412	(72,952)	68,460
Claims incurred and other policyholder benefits	228,076	(182,956)	45,120

2004
Premiums	$6,948	$(6,948)	$—
Separate account fees and charges	376,723	(309,967)	66,756
Interest credited to policyholders	224,673	(143,572)	81,101
Claims incurred and other policyholder benefits	281,565	(246,221)	35,344

FKLA/CILAAC. The reinsurance reserve credit, included in the Reinsurance recoverable line item on the balance sheet, from FKLA/CILAAC relating to these coinsurance transactions totaled approximately $1,830,247,000 and $1,712,302,000 at December 31, 2006 and 2005, respectively. In addition, the Company had liabilities on deposit for investment contracts at December 31, 2006 and 2005 that relate to the Coinsurance Agreement of $1,211,153,000 and $1,387,636,000, respectively.

Pursuant to the coinsurance agreement with FKLA/CILAAC, FKLA/CILAAC established a trust account (the “Security Trust Account”) for the exclusive benefit of the Company. The Security Trust Account is funded with assets equal to the general account statutory reserves reinsured by FKLA/CILAAC, adjusted for policy loans and interest maintenance reserves on a quarterly basis. FKLA/CILAAC is required to maintain the Security Trust Account until the Company’s general account statutory reserves are $400,000,000 or less. As of December 31, 2006 and 2005, the Company’s general account statutory reserves subject to the coinsurance agreement with FKLA/CILAAC were approximately $2,769,410,000 and $3,007,431,000, respectively. The balance in the Security Trust Account was approximately $3,034,704,000 and $3,130,630,000 as of December 31, 2006 and 2005, respectively.

FLA. At December 31, 2006 and 2005, the reinsurance reserve credit from FLA, which is included in the Deposit asset-coinsurance business line item on the balance sheet, relating to these coinsurance transactions totaled approximately $174,469,000 and $184,131,000, respectively.

TRANSAMERICA RE. The net amount at risk of the GMDB and GRIB on certain variable annuity contracts issued between March 1, 1997 and April 30, 2000 were ceded. As of December 31, 2006 and 2005, the reinsurance recoverable related to reinsuring the net amount at risk on contracts with Transamerica Re amounted to approximately $56,698,000 and $73,889,000, respectively.

ZIC. On November 17, 2006, the Company entered into a reinsurance contract with ZIC to cede the net amount at risk for GMDB and GRIB on certain DESTINATIONS variable annuity contracts issued from May 1, 2000 and February 28, 2003. As of December 31, 2006, the reinsurance recoverable related to reinsuring the net amount at risk on contracts with ZIC amounted to approximately $119,100,000.

29

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

ZIBB. The Company cedes, on a yearly renewable term basis, nearly 100% of the net amount at risk (death benefit payable to the insured less the insured’s separate account cash surrender value) related to BOLI. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZIBB.

A trust account (the “ZIBB Reinsurance Trust” or the “Trust”) was established as security for the reinsurance agreements with ZIBB. At December 31, 2006 and December 31, 2005, reinsurance recoverables totaling approximately $193,640,000 and approximately $208,120,000, respectively, were secured by the Trust, which was supported by cash and invested assets with a fair value of approximately $204,266,000 and $214,096,000 at December 31, 2006 and 2005, respectively.

The following table contains amounts related to the BOLI reinsurance agreement with ZIBB for the years ended December 31:

	2006	2005	2004
	(in thousands of dollars)
Face amount in force	$60,887,532	$75,484,138	$83,135,852

Net amount at risk ceded	(51,757,956)	(65,825,275)	(72,142,927)

Separate account fees and charges	157,886	173,920	236,500

At December 31, 2006 and 2005, the Trust supports active life reserve credits of approximately $14,161,000 and $16,459,000, respectively, on the reinsurance ceded.

12. Minimum Guarantees

As described in Note 1, the Company’s DESTINATIONS product offers a GMDB and GRIB option. For the GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For the GRIB option, the net amount at risk is defined as the current guaranteed GRIB annuitization benefit, as determined in accordance with the terms of the contract, in excess of the current account balance at the balance sheet date.

Gross account values and net amounts at risk for contracts with GMDB and GRIB are as follows:

	2006	2005
	(in thousands of dollars)
Contracts with GMDB
Account value	$4,402,691	$4,205,422
Account value in separate accounts	$4,254,560	$4,036,775
Net amount at risk	$600,086	$722,635
Average attained age of contract holders	63	62
Contracts with GRIB
Account value	$4,191,897	$3,984,423
Account value in separate accounts	$4,050,858	$3,825,046
Net amount at risk	$554,851	$668,859
Average attained age of contract holders	63	62
Range of guaranteed minimum return rates	2.5% or 3.5%	2.5% or 3.5%

As described in Note 4, the Company ceded 100% of its net amount at risk for contracts with GMDB and approximately 93% of its net amount at risk for contracts with GRIB.

30

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

Additional liabilities and incurred benefits related to the GMDB and GRIB minimum guarantees were as follows:

	Guaranteed Minimum Death Benefit	Guaranteed Retirement Income Benefit	Totals
	(in thousands of dollars)
Balances at December 31, 2004	$11,315	$124,244	$135,559
Less reinsurance recoverable	(7,143)	(50,496)	(57,639)

Net balance at December 31, 2004	4,172	73,748	77,920

Incurred guarantee benefits	8,306	27,146	35,452
Paid guarantee benefits	(5,989)	—	(5,989)

Net change in guaranteed benefits	2,317	27,146	29,463

Net balance at December 31, 2005	6,489	100,894	107,383
Plus reinsurance recoverables	7,960	64,429	72,389

Balances at December 31, 2005	$14,449	$165,323	$179,772

Weighted-average attained age of annuitant	62	62

Balances at December 31, 2005	$14,449	$165,323	$179,772
Less reinsurance recoverable	(7,960)	(64,429)	(72,389)

Net balance at December 31, 2005	6,489	100,894	107,383

Incurred guarantee benefits	3,709	29,265	32,974
Paid guarantee benefits	(3,055)	(3,709)	(6,764)
Change due to new reinsurance treaty with ZIC	(6,758)	(109,842)	(116,600)

Net change in guaranteed benefits	(6,104)	(84,286)	(90,390)

Net balance at December 31, 2006	385	16,608	16,993
Plus reinsurance recoverables	15,003	156,675	171,678

Balances at December 31, 2006	$15,388	$173,283	$188,671

Weighted-average attained age of annuitant	63	63

The GMDB liability is determined each period by estimating the expected value of death benefits in excess of the projected account balance using the average of 1,000 stochastic scenarios. The Company regularly evaluates experience, and adjusts assumptions if experience indicates changes are necessary.

The GRIB liability is determined each period by estimating the expected value of the GRIB annuitization benefits in excess of the projected account balance at the date of annuitization over the average of 1,000 stochastic scenarios. The Company regularly evaluates experience, and adjusts assumptions if experience indicates changes are necessary. All policyholder lapse, mortality and expense assumptions used for calculating the GRIB liability as of December 31, 2006 and 2005, are consistent with those used for calculating the GMDB liability because the GRIB rider is simply a rider on policies that contain GMDB.

The following assumptions and methodology were used to determine the GMDB and GRIB liability as of December 31, 2006 and 2005, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Annual investment performance assumptions varied from 198.1% to -83.9%.

•	Volatility assumptions varied from 2.1% to 28.2%.

31

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

•	Anticipated rates of mortality are based on the A2000 Basic Table, modified by Company experience.

•	Lapse rates vary by contract type and duration and range from 0% to 15%.

•	Discount rate of 9%.

13. Retirement Plans, Deferred Compensation, Post-Employment Benefits and Compensated Absences and Other Postretirement Benefit Plans.

In 2004, the Company began participating in a qualified, noncontributory defined benefit pension plan sponsored by an affiliated entity, Farmers Group, Inc. (“FGI”). Substantially all employees who have reached age 21 and rendered one year of service to participate in the plan. The benefits are based on years of service and the employee’s compensation during the last five years of employment. FGI’s funding policy is to make sufficient contributions to the pension plan to fully provide for employee’s benefits at the time of retirement.

In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI.

The Company has no legal obligation for benefits under these plans. FGI charges the affiliate, Farmers New World Life Insurance Company (“FNWL”), an allocated share of such contributions based on characteristics of the population of plan participants. These charges are then included in the overhead and administrative charges paid by the Company to FNWL. Accordingly, the Company has no pension plan liability as of December 31, 2006 and 2005. The Company’s share of pension costs were approximately $320,000, $164,000 and $127,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

14. Employees’ Profit Sharing Plans

The Company participates in the same profit sharing plans as FNWL. These consist of two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan and the Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of the FGI pretax earnings, as adjusted, or 15% of the salary or wages paid or accrued to the eligible employees, provides for an annual contribution by FGI to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met. The Cash Profit Sharing Plan is limited to 5% of the FGI pretax earnings, as adjusted, or 5% of eligible employees’ salaries or wages paid or accrued. The Company’s liability and expense is included in the overhead and administrative charges paid to FNWL.

15. Related Parties

During 2006, 2005 and 2004, some of the Company’s personnel were employees of FNWL. Expenses are allocated to the Company for the utilization of FNWL employees and facilities as applicable. Expenses allocated to the Company from FNWL amounted to $4,900,000, $4,400,000 and $12,500,000 in 2006, 2005 and 2004, respectively.

The Company entered into a modified coinsurance agreement (“the Coinsurance Agreement”) on December 1, 2003 with an affiliate, FNWL. Initially, the Company assumed all existing non-qualified deferred annuities, totaling approximately 36% of the FNWL’s annuity business in-force as of December 1, 2003. In exchange, the Company paid an initial commission of $36,500,000. No portion of the assets constituting the consideration were transferred to the Company. Subsequent new issues of non-qualified deferred annuities are assumed by the Company under the Coinsurance Agreement. FNWL has a management and service agreement with the Company to provide services reasonably necessary pursuant to the Coinsurance Agreement.

32

KEMPER INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2006 and 2005

As a result of the Coinsurance Agreement, the Company established a deferred commission expense asset. This balance consisted of the deferral of the initial ceding commission and other front-end fees related to the assumed block of business. This amount is amortized in relation to the present value of expected gross profits on the assumed block of business. Such amortization is in direct proportion to the amortization of deferred policy acquisition costs for a given policy form and is recorded as other income in the statements of income. As of December 31, 2006 and 2005, the deferred commission balance was approximately $49,212,000 and $47,749,000, respectively, and is included in the other assets and receivables line item on the balance sheet. The Company amortized approximately $479,000, ($4,644,000) and $3,781,000 into income for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company’s modified coinsurance deposit receivable-related party contains an embedded derivative liability of approximately $25,727,000 and $16,808,000 at December 31, 2006 and 2005, respectively. The changes in fair value of this embedded derivative are recorded as modified coinsurance income from a related party in the Company’s statement of income, which resulted in losses of approximately $8,918,000 and $21,442,000 and for the years ended December 31, 2006 and 2005, respectively, and income of approximately $1,007,000 for the year ended December 31, 2004.

Since the underlying contracts in the Coinsurance Agreement are fixed annuity contracts, the Coinsurance Agreement does not transfer significant insurance risk under GAAP and is accounted for on a deposit method of accounting.

On November 17, 2006, the Company entered into a coinsurance agreement with ZIC to cede the net amount at risk for GMDB and GRIB options related to the Company’s DESTINATIONS contracts. The Company paid an initial ceding premium of approximately $1,008,700,000 and interest of approximately $11,090,000 to complete the transaction in 2006. (See Note 4 for further details.)

Related party receivables and payables, consisting of reinsurance and other administrative fees, are settled each month. At December 31, 2006 and 2005, the Company reported the following amounts (other than income tax amounts) due from (to) related parties:

	2006	2005
	(in thousands of dollars)
FNWL	$738,522	$776,443

Receivable from related parties	$738,522	$776,443

FNWL	$(768,660)	$(797,184)
ZIC and subsidiaries	(1,679)	(466)
ZIBB	(16,272)	(8,458)

Payable to related parties	$(786,611)	$(806,108)

Net payable to related parties	$(48,089)	$(29,665)

The Company has no guarantees or undertakings for the benefit of an affiliate that would result in a material contingent exposure.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Kemper Investors Life Insurance Company and

Contract Owners of the KILICO Variable Annuity Separate Account:

In our opinion, the accompanying statement of assets, liabilities and contract owners’ equity and the related statements of operations and changes in contract owners’ equity present fairly, in all material respects, the financial position of the subaccounts of the KILICO Variable Annuity Separate Account (which includes the following subaccounts: AIM V.I. Financial Services Fund, AIM V.I. Global Health Care, AIM V.I. Global Real Estate, AIM V.I. Utilities, Alger American Balanced, Alger American Growth, Alger American Leveraged AllCap, Alger American MidCap Growth, Alger American Small Capitalization, American Century VP Income & Growth, American Century VP Value, Credit Suisse Trust Emerging Markets, Credit Suisse Trust Global Small Cap, Dreyfus I.P. MidCap Stock, Dreyfus Socially Responsible Growth, Dreyfus VIF Small Company Stock, DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Growth and Income VIP, DWS Health Care VIP, DWS International VIP, DWS Money Market VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Cap Value VIP, DWS Global Thematic VIP, DWS Government and Agency Securities VIP, DWS High Income VIP, DWS International Select Equity VIP, DWS Janus Growth and Income VIP, DWS Janus Growth Opportunities VIP, DWS Large Cap Value VIP, DWS Legg Mason Aggressive Growth VIP, DWS MFS Strategic Value VIP, DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Oak Strategic Equity VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP, DWS Turner Mid-Cap Growth VIP, DWS RREEF Real Estate Securities VIP, DWS Equity 500 Index VIP, Fidelity VIP Asset Manager, Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Index 500, Franklin Rising Dividends Securities, Franklin Small Cap Value Securities, Franklin Strategic Income Securities, Franklin U.S. Government, Franklin Zero Coupon 2010, Mutual Discovery Securities, Mutual Shares Securities, Templeton Developing Markets Securities, ING JPMorgan Emerging Markets Equity, ING VP Natural Resources Trust, Janus Aspen Balanced, Janus Aspen Forty, Janus Aspen Large Cap Growth, Janus Aspen Mid Cap Growth, Janus Aspen Mid Cap Value, Janus Aspen Small Company Value, Janus Aspen Worldwide Growth, JPMorgan Insurance Trust Balanced, JPMorgan Insurance Trust Core Bond, JPMorgan Insurance Trust Diversified Equity, JPMorgan Insurance Trust Diversified Mid Cap Growth, JPMorgan Insurance Trust Diversified Mid Cap Value, JPMorgan Insurance Trust Equity Index, JPMorgan Insurance Trust Government Bond, JPMorgan Insurance Trust Intrepid Growth, JPMorgan Insurance Trust Intrepid Mid Cap, JPMorgan International Equity, JPMorgan MidCap Value, JPMorgan Small Company, Oppenheimer Capital Appreciation, Oppenheimer Global Securities, Oppenheimer High Income, Oppenheimer Main Street, Oppenheimer Main Street Small Cap, Oppenheimer MidCap Fund, Oppenheimer Strategic Bond, PIMCO Foreign Bond, and PIMCO Low Duration) at December 31, 2006 and the results of each of their operations and the changes in each of their contract owners’ equity, and unit values and financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Kemper Investors Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio shares owned at December 31, 2006 with the underlying funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 6, 2007

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2006

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Global Health Care Subaccount	AIM V.I. Global Real Estate Subaccount	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Growth Subaccount	Alger American Leveraged AllCap Subaccount	Alger American MidCap Growth Subaccount	Alger American Small Capitalization Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$825	$2,607	$21,471	$48,524	$99,685	$18,865	$85,365	$22,587	$8,534
Dividends and other receivables	—	—	—	—	1	—	—	—	—

Total assets	825	2,607	21,471	48,524	99,686	18,865	85,365	22,587	8,534
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$825	$2,607	$21,471	$48,524	$99,686	$18,865	$85,365	$22,587	$8,534

Accumulation Period	$825	$2,607	$21,429	$48,489	$99,497	$18,820	$85,355	$22,587	$8,491
Annuity Period	—	—	42	35	189	45	10	—	43

Total Contract Owners’ Equity	$825	$2,607	$21,471	$48,524	$99,686	$18,865	$85,365	$22,587	$8,534

Units Outstanding	52	187	767	4,299	8,418	355	8,586	603	185

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund	DWS Scudder Variable Series I
	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Small Cap Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount	DWS Bond VIP Subaccount	DWS Capital Growth VIP Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$34,167	$34,821	$97,524	$29,574	$172,314	$12,994	$815	$19,656	$437,323
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	34,167	34,821	97,524	29,574	172,314	12,994	815	19,656	437,323
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	88

Contract owners’ equity	$34,167	$34,821	$97,524	$29,574	$172,314	$12,994	$815	$19,656	$437,235

Accumulation Period	$34,157	$34,632	$97,519	$29,574	$172,309	$12,989	$815	$19,649	$435,567
Annuity Period	10	189	5	—	5	5	—	7	1,668

Total Contract Owners’ Equity	$34,167	$34,821	$97,524	$29,574	$172,314	$12,994	$815	$19,656	$437,235

Units Outstanding	3,976	3,044	4,547	2,383	10,626	1,391	47	2,187	35,562

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

	DWS Scudder Variable Series I					DWS Scudder Variable Series II
	DWS Global Opportunities VIP Subaccount	DWS Growth & Income VIP Subaccount	DWS Health Care VIP Subaccount	DWS International VIP Subaccount	DWS Money Market VIP Subaccount	DWS Balanced VIP Subaccount	DWS Blue Chip VIP Subaccount	DWS Core Fixed Income VIP Subaccount	DWS Davis Venture Value VIP Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$196,700	$88,126	$78,648	$151,894	$—	$345,078	$175,736	$98,141	$249,556
Dividends and other receivables	1	—	—	2	—	63	—	1	—

Total assets	196,701	88,126	78,648	151,896	—	345,141	175,736	98,142	249,556
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	1	—	—	—	—	—	—	1

Contract owners’ equity	$196,701	$88,125	$78,648	$151,896	$—	$345,141	$175,736	$98,142	$249,555

Accumulation Period	$196,647	$87,865	$78,625	$151,683	$—	$341,422	$175,664	$97,844	$249,337
Annuity Period	54	260	23	213	—	3,719	72	298	218

Total Contract Owners’ Equity	$196,701	$88,125	$78,648	$151,896	$—	$345,141	$175,736	$98,142	$249,555

Units Outstanding	8,692	8,341	6,155	11,401	—	46,425	15,323	19,071	18,456

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

	DWS Scudder Variable Series II
	DWS Dreman Financial Services VIP Subaccount	DWS Dreman High Return Equity VIP Subaccount	DWS Dreman Small Cap Value VIP Subaccount	DWS Global Thematic VIP Subaccount	DWS Government & Agency Securities VIP Subaccount	DWS High Income VIP Subaccount	DWS International Select Equity VIP Subaccount	DWS Janus Growth & Income VIP Subaccount	DWS Janus Growth Opportunities VIP Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$—	$649,812	$374,647	$94,058	$107,730	$188,468	$160,746	$140,943	$—
Dividends and other receivables	—	—	1	—	2	5	1	2	—

Total assets	—	649,812	374,648	94,058	107,732	188,473	160,747	140,945	—
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	1	—	38	3	—	—	—

Contract owners’ equity	$—	$649,812	$374,647	$94,058	$107,694	$188,470	$160,747	$140,945	$—

Accumulation Period	—	649,390	374,342	94,037	106,252	187,025	160,402	140,810	—
Annuity Period	—	422	305	21	1,442	1,445	345	135	—

Total Contract Owners’ Equity	$—	$649,812	$374,647	$94,058	$107,694	$188,470	$160,747	$140,945	$—

Units Outstanding	—	37,150	37,162	5,034	19,783	23,378	25,826	14,783	—

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

	DWS Scudder Variable Series II
	DWS Large Cap Value VIP Subaccount	DWS Legg Mason Aggressive Growth VIP Subaccount	DWS MFS Strategic Value VIP Subaccount	DWS Mid Cap Growth VIP Subaccount	DWS Money Market VIP Subaccount	DWS Oak Strategic Equity VIP Subaccount	DWS Small Cap Growth VIP Subaccount	DWS Strategic Income VIP Subaccount	DWS Technology VIP Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$144,836	$—	$—	$35,729	$146,047	$—	$142,349	$51,495	$110,677
Dividends and other receivables	—	—	—	—	304	—	—	1	—

Total assets	144,836	—	—	35,729	146,351	—	142,349	51,496	110,677
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$144,836	$—	$—	$35,729	$146,351	$—	$142,349	$51,496	$110,677

Accumulation Period	$144,451	$—	$—	$35,729	$145,405	$—	$142,237	$51,338	$110,628
Annuity Period	385	—	—	—	946	—	112	158	49

Total Contract Owners’ Equity	$144,836	$—	$—	$35,729	$146,351	$—	$142,349	$51,496	$110,677

Units Outstanding	23,216	—	—	3,096	26,641	—	29,292	3,932	16,513

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

	DWS Scudder Variable Series II	DWS Scudder Investments VIT Funds		Fidelity Variable Insurance Products Fund					Franklin Templeton Variable Insurance Products Trust
	DWS Turner Mid-Cap Growth VIP Subaccount	DWS RREEF Real Estate Securities VIP Subaccount	DWS Equity 500 Index VIP Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$94,399	$47	$205,133	$8,293	$114,012	$65,415	$42,027	$133,005	$13,524
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	94,399	47	205,133	8,293	114,012	65,415	42,027	133,005	13,524
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$94,399	$47	$205,133	$8,293	$114,012	$65,415	42,027	$133,005	$13,524

Accumulation Period	$94,380	$47	$204,951	$8,143	$113,666	$65,354	$41,970	$132,551	$13,464
Annuity Period	19	—	182	150	346	61	57	454	60

Total Contract Owners’ Equity	$94,399	$47	$205,133	$8,293	$114,012	$65,415	$42,027	$133,005	$13,524

Units Outstanding	8,700	2	17,692	311	2,790	1,547	845	812	860

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

	Franklin Templeton Variable Insurance Products Trust							ING Investors Trust	ING VP Natural Resources Trust
	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING JPMorgan Emerging Markets Equity Subaccount	ING VP Natural Resources Trust Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$6,211	$7,642	$2,166	$18,802	$27,250	$7,374	$12,078	$12,228	$14,768
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	6,211	7,642	2,166	18,802	27,250	7,374	12,078	12,228	14,768
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$6,211	$7,642	$2,166	$18,802	$27,250	$7,374	$12,078	$12,228	$14,768

Accumulation Period	$6,211	$7,642	$2,165	$18,801	$27,240	$7,312	$11,980	$12,102	$14,744
Annuity Period	—	—	1	1	10	62	98	126	24

Total Contract Owners’ Equity	$6,211	$7,642	$2,166	$18,802	$27,250	$7,374	$12,078	$12,228	$14,768

Units Outstanding	310	604	206	1,810	1,356	434	427	621	485

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

	Janus Aspen Series							JPMorgan Insurance Trust
	Janus Aspen Balanced Subaccount	Janus Aspen Forty Subaccount	Janus Aspen Large Cap Growth Subaccount	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Mid Cap Value Subaccount	Janus Aspen Small Company Value Subaccount	Janus Aspen Worldwide Growth Subaccount	JPMorgan Insurance Trust Balanced Subaccount	JPMorgan Insurance Trust Core Bond Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$106,171	$1,643	$46,182	$57,352	$12,115	$6,899	$85,810	$55	$10
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	106,171	1,643	46,182	57,352	12,115	6,899	85,810	55	10
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$106,171	$1,643	$46,182	$57,352	$12,115	$6,899	$85,810	$55	$10

Accumulation Period	$105,358	$1,643	$45,958	$57,251	$12,115	$6,899	$85,557	$55	$10
Annuity Period	813	—	224	101	—	—	253	—	—

Total Contract Owners’ Equity	$106,171	$1,643	$46,182	$57,352	$12,115	$6,899	$85,810	$55	$10

Units Outstanding	3,026	140	1,822	1,697	632	360	2,448	5	—

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

	JPMorgan Insurance Trust							JPMorgan Series Trust II
	JPMorgan Insurance Trust Diversified Equity Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount	JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount	JPMorgan Insurance Trust Equity Index Subaccount	JPMorgan Insurance Trust Government Bond Subaccount	JPMorgan Insurance Trust Intrepid Growth Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Subaccount	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$2,200	$904	$1,913	$121	$132	$—	$5,375	$36,195	$13,127
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	2,200	904	1,913	121	132	—	5,375	36,195	13,127
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$2,200	$904	$1,913	$121	$132	$—	$5,375	$36,195	$13,127

Accumulation Period	$2,198	$904	$1,912	$121	$132	$—	$5,375	$36,170	$13,126
Annuity Period	2	—	1	—	—	—	—	25	1

Total Contract Owners’ Equity	$2,200	$904	$1,913	$121	$132	$—	$5,375	$36,195	$13,127

Units Outstanding	176	67	132	9	13	—	361	1,780	717

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

	JPMorgan Series Trust II	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
	JPMorgan Small Company Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer High Income Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer MidCap Fund Subaccount	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$10,415	$4,428	$38,745	$2,732	$18,921	$12,222	$993	$7,604	$182
Dividends and other receivables	—	—	1	—	—	—	—	—	—

Total assets	10,415	4,428	38,746	2,732	18,921	12,222	993	7,604	182
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—	—	—	—	—	—	—	—	—

Contract owners’ equity	$10,415	$4,428	$38,746	$2,732	$18,921	$12,222	$993	$7,604	$182

Accumulation Period	$10,415	$4,428	$38,705	$2,732	$18,921	$12,216	$993	$7,603	$182
Annuity Period	—	—	41	—	—	6	—	1	—

Total Contract Owners’ Equity	$10,415	$4,428	$38,746	$2,732	$18,921	$12,222	$993	$7,604	$182

Units Outstanding	515	311	1,792	211	1,231	619	63	614	14

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY—(Continued)

December 31, 2006

(in thousands)

PIMCO Variable Insurance Trust
PIMCO Low Duration Subaccount
ASSETS
Investments in underlying portfolio funds, at current market value	$136
Dividends and other receivables	—

Total assets	136
LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities—Other payables	—

Contract owners’ equity	$136

Accumulation Period	$136
Annuity Period	—

Total Contract Owners’ Equity	$136

Units Outstanding	10

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Global Health Care Subaccount	AIM V.I. Global Real Estate Subaccount(a)	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Growth Subaccount	Alger American Leveraged AllCap Subaccount	Alger American MidCap Growth Subaccount	Alger American Small Capitalization Subaccount
REVENUE
Dividend income	$17	$—	$896	$2,336	$7,016	$26	$—	$3,405	$—
EXPENSES
Mortality and expense risk charges	10	38	192	535	1,439	269	1,063	320	109

Net investment income (loss)	7	(38)	704	1,801	5,577	(243)	(1,063)	3,085	(109)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	39	166	597	4,709	1,041	1,520	695	1,673	987
Change in unrealized appreciation (depreciation) of investments	64	(34)	3,927	2,068	(3,621)	(634)	13,113	(2,869)	433

Net realized and unrealized gain (loss) on investments	103	132	4,524	6,777	(2,580)	886	13,808	(1,196)	1,420

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$110	$94	$5,228	$8,578	$2,997	$643	$12,745	$1,889	$1,311

(a)	Effective July 3, 2006, name was changed from AIM V.I. Real Estate Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund	DWS Scudder Variable Series I(b)
	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Small Cap Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount	DWS Bond VIP Subaccount	DWS Capital Growth VIP Subaccount(c)
REVENUE
Dividend income	$635	$3,464	$1,592	$—	$30,215	$12	$93	$295	$1,716
EXPENSES
Mortality and expense risk charges	448	446	1,173	429	2,498	158	10	200	4,135

Net investment income (loss)	187	3,018	419	(429)	27,717	(146)	83	95	(2,419)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	2,499	869	7,891	2,321	6,197	185	1	20	7,619
Change in unrealized appreciation (depreciation) of investments	2,165	1,377	14,049	1,305	(23,142)	837	(13)	587	14,312

Net realized and unrealized gain (loss) on investments	4,664	2,246	21,940	3,626	(16,945)	1,022	(12)	607	21,931

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$4,851	$5,264	$22,359	$3,197	$10,772	$876	$71	$702	$19,512

(b)

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(c)

Effective December 8, 2006, DWS Capital Growth VIP Subaccount acquired DWS Janus Growth Opportunities VIP Subaccount, DWS Legg Mason Aggressive Growth VIP Subaccount and DWS Oak Strategic Equity VIP Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

	DWS Scudder Variable Series I(b)					DWS Scudder Variable Series II(b)
	DWS Global Opportunities VIP Subaccount(d)	DWS Growth & Income VIP Subaccount	DWS Health Care VIP Subaccount(e)	DWS International VIP Subaccount	DWS Money Market VIP Subaccount(f)	DWS Balanced VIP Subaccount(g)	DWS Blue Chip VIP Subaccount	DWS Core Fixed Income VIP Subaccount(h)	DWS Davis Venture Value VIP Subaccount
REVENUE
Dividend income	$1,807	$880	$309	$2,547	$2	$9,024	$10,165	$3,105	$1,496
EXPENSES
Mortality and expense risk charges	2,499	1,236	1,125	1,882	1	4,626	2,320	1,287	3,214

Net investment income (loss)	(692)	(356)	(816)	665	1	4,398	7,845	1,818	(1,718)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	4,717	2,713	3,180	6,717	—	5,077	4,349	139	6,243
Change in unrealized appreciation (depreciation) of investments	28,930	7,880	1,280	22,378	—	20,171	9,894	888	24,840

Net realized and unrealized gain (loss) on investments	33,647	10,593	4,460	29,095	—	25,248	14,243	1,027	31,083

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$32,955	$10,237	$3,644	$29,760	$1	$29,646	$22,088	$2,845	$29,365

(b)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(d)	Effective February 6, 2006, fund name was changed from Scudder Global Discovery Subaccount.

(e)	Effective February 6, 2006, fund name was changed from Scudder Health Sciences Subaccount.

(f)	Cessation of operations as of November 2, 2006, DWS Money Market VIP (DWS Scudder Variable Series I). Fund merged with DWS Scudder Money Market VIP Subaccount (DWS Scudder Variable Series II).

(g)	Effective February 6, 2006, fund name was changed from Scudder Total Return Subaccount.

(h)	Effective February 6, 2006, fund name was changed from Scudder Fixed Income Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

	DWS Scudder Variable Series II(b)
	DWS Dreman Financial Services VIP Subaccount(i)	DWS Dreman High Return Equity VIP Subaccount(j)	DWS Dreman Small Cap Value VIP Subaccount	DWS Global Thematic VIP Subaccount(k)	DWS Government & Agency Securities VIP Subaccount	DWS High Income VIP Subaccount	DWS International Select Equity VIP Subaccount	DWS Janus Growth & Income VIP Subaccount	DWS Janus Growth Opportunities VIP Subaccount(l)
REVENUE
Dividend income	$15,177	$35,226	$30,617	$5,069	$4,512	$15,121	$2,970	$884	$ 136
EXPENSES
Mortality and expense risk charges	675	7,832	4,904	997	1,531	2,526	2,011	1,953	1,024

Net investment income (loss)	14,502	27,394	25,713	4,072	2,981	12,595	959	(1,069)	(888)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	1,204	11,819	15,918	2,036	(1,015)	2,609	10,138	3,215	7,532
Change in unrealized appreciation (depreciation) of investments	(12,190)	52,609	32,402	11,907	944	1,030	20,669	7,020	(7,241)

Net realized and unrealized gain (loss) on investments	(10,986)	64,428	48,320	13,943	(71)	3,639	30,807	10,235	291

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$3,516	$91,822	$74,033	$18,015	$2,910	$16,234	$31,766	$9,166	$ (597)

(b)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(i)	Cessation of operations as of September 14, 2006, DWS Dreman Financial Services VIP Subaccount. Fund merged with DWS Dreman High Return Equity VIP Subaccount.

(j)	Effective September 15, 2006, DWS Dreman High Return Equity VIP Subaccount acquired DWS Dreman Financial Services VIP Subaccount and DWS MFS Strategic Value VIP Subaccount.

(k)	Effective February 6, 2006, fund name was changed from Scudder Global Blue Chip Subaccount.

(l)	Cessation of operations as of December 7, 2006, DWS Janus Growth Opportunities VIP Subaccount. Fund merged with DWS Capital Growth Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

	DWS Scudder Variable Series II(b)
	DWS Large Cap Value VIP Subaccount	DWS Legg Mason Aggressive Growth VIP Subaccount(m)	DWS MFS Strategic Value VIP Subaccount(n)	DWS Mid Cap Growth VIP Subaccount	DWS Money Market VIP Subaccount(o)	DWS Oak Strategic Equity VIP Subaccount(p)	DWS Small Cap Growth VIP Subaccount	DWS Strategic Income VIP Subaccount	DWS Technology VIP Subaccount(q)
REVENUE
Dividend income	$2,276	$10,662	$2	$—	$7,152	$35	$—	$2,235	$—
EXPENSES
Mortality and expense risk charges	1,938	459	—	512	2,118	500	2,096	607	1,624

Net investment income (loss)	338	10,203	2	(512)	5,034	(465)	(2,096)	1,628	(1,624)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	5,540	723	2	2,321	—	5,929	10,226	(130)	(2,569)
Change in unrealized appreciation (depreciation) of investments	12,650	(7,156)	(3)	1,391	—	(4,676)	(2,471)	1,775	2,345

Net realized and unrealized gain (loss) on investments	18,190	(6,433)	(1)	3,712	—	1,253	7,755	1,645	(224)

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$18,528	$3,770	$1	$3,200	$5,034	$788	$5,659	$3,273	$(1,848)

(b)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(m)	Cessation of operations as of December 8, 2006, DWS Legg Mason Aggressive Growth VIP Subaccount. Fund merged with DWS Capital Growth Subaccount.

Previous to this date, effective May 1, 2006, fund name was changed from Scudder Salomon Aggressive Growth Subaccount.

(n)	Cessation of operations as of September 14, 2006, DWS MFS Strategic Value VIP Subaccount. Fund merged with Dreman High Return Equity VIP Subaccount.

(o)	Effective November 3, 2006, DWS Money Market VIP Subaccount (DWS Scudder Variable Series II) acquired DWS Money Market VIP Subaccount (DWS Scudder Variable Series I).

(p)	Cessation of operations as of December 7, 2006, DWS Oak Strategic Equity VIP Subaccount. Fund merged with DWS Capital Growth Subaccount.

(q)	Effective February 6, 2006, fund name was changed from Scudder Technology Growth Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

	DWS Scudder Variable Series II(b)	DWS Scudder Investments VIT Funds(b)		Fidelity Variable Insurance Products Fund					Franklin Templeton Variable Insurance Products Trust
	DWS Turner Mid-Cap Growth VIP Subaccount	DWS RREEF Real Estate Securities VIP Subaccount(r)	DWS Equity 500 Index VIP Subaccount(s)	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount
REVENUE
Dividend income	$7,661	$—	$2,284	$255	$10,550	$9,253	$182	$2,267	$175
EXPENSES
Mortality and expense risk charges	1,384	—	2,699	116	1,472	769	579	1,704	151

Net investment income (loss)	6,277	—	(415)	139	9,078	8,484	(397)	563	24

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	2,771	—	2,209	321	6,670	1,279	470	4,936	335
Change in unrealized appreciation (depreciation) of investments	(4,469)	8	23,786	54	(4,832)	378	2,232	11,846	1,313

Net realized and unrealized gain (loss) on investments	(1,698)	8	25,995	375	1,838	1,657	2,702	16,782	1,648

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$4,579	$8	$25,580	$514	$10,916	$10,141	$2,305	$17,345	$1,672

(b)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(r)	Effective February 6, 2006, name was changed from Scudder Real Estate Securities Subaccount.

(s)	Effective February 6, 2006, name was changed from Scudder VIT Equity 500 Index Fund Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

	Franklin Templeton Variable Insurance Products Trust							ING Investors Trust	ING VP Natural Resources Trust
	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING JPMorgan Emerging Markets Equity Subaccount	ING VP Natural Resources Trust Subaccount
REVENUE
Dividend income	$236	$361	$92	$734	$1,073	$258	$126	$193	$1,141
EXPENSES
Mortality and expense risk charges	75	140	28	255	299	75	150	140	200

Net investment income (loss)	161	221	64	479	774	183	(24)	53	941

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	306	449	(18)	(234)	805	165	978	361	2,184
Change in unrealized appreciation (depreciation) of investments	329	32	10	(57)	2,815	563	1,473	2,765	(769)

Net realized and unrealized gain (loss) on investments	635	481	(8)	(291)	3,620	728	2,451	3,126	1,415

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$796	$702	$56	$188	$4,394	$911	$2,427	$3,179	$2,356

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

	Janus Aspen Series							JPMorgan Insurance Trust(t)
	Janus Aspen Balanced Subaccount	Janus Aspen Forty Subaccount	Janus Aspen Large Cap Growth Subaccount	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Mid Cap Value Subaccount	Janus Aspen Small Company Value Subaccount	Janus Aspen Worldwide Growth Subaccount	JPMorgan Insurance Trust Balanced Subaccount(u)	JPMorgan Insurance Trust Core Bond Subaccount(v)
REVENUE
Dividend income	$2,303	$6	$225	$—	$682	$52	$1,459	$3	$—
EXPENSES
Mortality and expense risk charges	1,420	22	615	753	129	85	1,092	1	—

Net investment income (loss)	883	(16)	(390)	(753)	553	(33)	367	2	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	3,007	(33)	3,286	4,295	108	358	3,927	1	1
Change in unrealized appreciation (depreciation) of investments	5,755	171	1,629	3,092	467	836	8,642	3	—

Net realized and unrealized gain (loss) on investments	8,762	138	4,915	7,387	575	1,194	12,569	4	1

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$9,645	$122	$4,525	$6,634	$1,128	$1,161	$12,936	$6	$1

(t)	Effective May 1, 2006, fund name was changed from JPMorgan Investment Trust.

(u)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Balanced Subaccount.

(v)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Bond Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

	JPMorgan Insurance Trust(t)							JPMorgan Series Trust II
	JPMorgan Insurance Trust Diversified Equity Subaccount(w)	JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount(x)	JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount(y)	JPMorgan Insurance Trust Equity Index Subaccount(z)	JPMorgan Insurance Trust Government Bond Subaccount(aa)	JPMorgan Insurance Trust Intrepid Growth Subaccount(ab)	JPMorgan Insurance Trust Intrepid Mid Cap Subaccount(ac)	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount
REVENUE
Dividend income	$12	$15	$197	$1	$46	$—	$1,314	$360	$567
EXPENSES
Mortality and expense risk charges	25	10	23	1	8	—	84	456	197

Net investment income (loss)	(13)	5	174	—	38	—	1,230	(96)	370

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	35	28	(1)	1	(41)	5	(187)	3,230	1,957
Change in unrealized appreciation (depreciation) of investments	243	(5)	82	12	(4)	(5)	(330)	3,407	(64)

Net realized and unrealized gain (loss) on investments	278	23	81	13	(45)	—	(517)	6,637	1,893

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$265	$28	$255	$13	$(7)	$—	$713	$6,541	$2,263

(t)	Effective May 1, 2006, fund name was changed from JPMorgan Investment Trust.

(w)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Equity Subaccount.

(x)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Mid Cap Growth Subaccount.

(y)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Mid Cap Value Subaccount.

(z)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Equity Index Subaccount.

(aa)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Government Bond Subaccount.

(ab)

Effective December 8, 2006, name was changed from JPMorgan Insurance Trust Large Cap Growth Subaccount. Previously, effective May 1, 2006, name was changed from JPMorgan Investment Trust Large Cap Growth Subaccount.

(ac)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Mid Cap Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

	JPMorgan Series Trust II	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
	JPMorgan Small Company Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer High Income Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer MidCap Fund Subaccount(ad)	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount
REVENUE
Dividend income	$317	$8	$2,091	$162	$165	$314	$—	$830	$8
EXPENSES
Mortality and expense risk charges	146	59	458	32	236	152	17	154	3

Net investment income (loss)	171	(51)	1,633	130	(71)	162	(17)	676	5

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	1,110	121	1,090	(24)	397	464	134	175	2
Change in unrealized appreciation (depreciation) of investments	106	191	2,448	78	1,878	684	(107)	(223)	(6)

Net realized and unrealized gain (loss) on investments	1,216	312	3,538	54	2,275	1,148	27	(48)	(4)

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$1,387	$261	$5,171	$184	$2,204	$1,310	$10	$628	$1

(ad)	Effective May 1, 2006, fund name was changed from Oppenheimer Aggressive Growth Fund Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS—(Continued)

For the year ended December 31, 2006

(in thousands)

PIMCO Variable Insurance Trust
PIMCO Low Duration Subaccount
REVENUE
Dividend income	$6
EXPENSES
Mortality and expense risk charges	2

Net investment income (loss)	4

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	—
Change in unrealized appreciation (depreciation) of investments	(1)

Net realized and unrealized gain (loss) on investments	(1)

Net increase (decrease) in Contract Owners’ Equity resulting from operations	$3

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY

For the year ended December 31, 2006

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Global Health Care Subaccount	AIM V.I. Global Real Estate Subaccount(a)	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Growth Subaccount	Alger American Leveraged AllCap Subaccount	Alger American MidCap Growth Subaccount	Alger American Small Capitalization Subaccount
OPERATIONS
Net investment income (loss)	$7	$(38)	$704	$1,801	$5,577	$(243)	$(1,063)	$3,085	$(109)
Net realized gain (loss) on sale of investments	39	166	597	4,709	1,041	1,520	695	1,673	987
Change in unrealized appreciation (depreciation) of investments	64	(34)	3,927	2,068	(3,621)	(634)	13,113	(2,869)	433

Net increase (decrease) in contract owners’ equity resulting from operations	110	94	5,228	8,578	2,997	643	12,745	1,889	1,311

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	16	223	843	876	1,400	1,352	1,405	1,648	549
Net transfer (to) from affiliate and subaccounts	100	(390)	5,718	6,150	(6,970)	(2,491)	3,083	(3,739)	645
Payments for redemptions	(87)	(247)	(1,332)	(3,107)	(7,273)	(3,123)	(4,764)	(2,588)	(1,016)
Guaranteed retirement income benefit fees, maintenance fees and other fees	—	(1)	(5)	(94)	(263)	(14)	(205)	(10)	(5)
Annuity payout reserve adjustment	—	—	1	(1)	(35)	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	29	(415)	5,225	3,824	(13,141)	(4,276)	(481)	(4,689)	173

Total increase (decrease) in contract owners’ equity	139	(321)	10,453	12,402	(10,144)	(3,633)	12,264	(2,800)	1,484
CONTRACT OWNERS’ EQUITY
Beginning of period	686	2,928	11,018	36,122	109,830	22,498	73,101	25,387	7,050

End of period	$825	$2,607	$21,471	$48,524	$99,686	$18,865	$85,365	$22,587	$8,534

(a)	Effective July 3, 2006, name was changed from AIM V.I. Real Estate Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund	DWS Scudder Variable Series I(b)
	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Small Cap Subaccount	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount	DWS Bond VIP Subaccount	DWS Capital Growth VIP Subaccount(c)
OPERATIONS
Net investment income (loss)	$187	$3,018	$419	$(429)	$27,717	$(146)	$83	$95	$(2,419)
Net realized gain (loss) on sale of investments	2,499	869	7,891	2,321	6,197	185	1	20	7,619
Change in unrealized appreciation (depreciation) of investments	2,165	1,377	14,049	1,305	(23,142)	837	(13)	587	14,312

Net increase (decrease) in contract owners’ equity resulting from operations	4,851	5,264	22,359	3,197	10,772	876	71	702	19,512

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,926	1,964	2,514	607	2,542	370	42	898	5,634
Net transfer (to) from affiliate and subaccounts	(415)	(2,739)	3,580	(3,510)	(10,163)	645	59	14,385	136,641
Payments for redemptions	(5,823)	(4,569)	(5,823)	(1,167)	(13,157)	(694)	(106)	(3,387)	(35,098)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(107)	(15)	(211)	(78)	(424)	(26)	—	(53)	(639)
Annuity payout reserve adjustment	—	1	—	—	3	(8)	—	—	(129)

Net increase (decrease) from contract owners’ equity transactions	(4,419)	(5,358)	60	(4,148)	(21,199)	287	(5)	11,843	106,409

Total increase (decrease) in contract owners’ equity	432	(94)	22,419	(951)	(10,427)	1,163	66	12,545	125,921
CONTRACT OWNERS’ EQUITY
Beginning of period	33,735	34,915	75,105	30,525	182,741	11,831	749	7,111	311,314

End of period	$34,167	$34,821	$97,524	$29,574	$172,314	$12,994	$815	$19,656	$437,235

(b)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(c)

Effective December 8, 2006, DWS Capital Growth VIP Subaccount acquired DWS Janus Growth Opportunities VIP Subaccount, DWS Legg Mason Aggressive Growth VIP Subaccount and DWS Oak Strategic Equity VIP Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

	DWS Scudder Variable Series I(b)					DWS Scudder Variable Series II(b)
	DWS Global Opportunities VIP Subaccount(d)	DWS Growth & Income VIP Subaccount	DWS Health Care VIP Subaccount(e)	DWS International VIP Subaccount	DWS Money Market VIP Subaccount(f)	DWS Balanced VIP Subaccount(g)	DWS Blue Chip VIP Subaccount	DWS Core Fixed Income VIP Subaccount(h)	DWS Davis Venture Value VIP Subaccount
OPERATIONS
Net investment income (loss)	$(692)	$(356)	$(816)	$665	$1	$4,398	$7,845	$1,818	$(1,718)
Net realized gain (loss) on sale of investments	4,717	2,713	3,180	6,717	—	5,077	4,349	139	6,243
Change in unrealized appreciation (depreciation) of investments	28,930	7,880	1,280	22,378	—	20,171	9,894	888	24,840

Net increase (decrease) in contract owners’ equity resulting from operations	32,955	10,237	3,644	29,760	1	29,646	22,088	2,845	29,365

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	3,048	1,020	1,554	3,011	—	4,954	1,544	1,822	4,356
Net transfer (to) from affiliate and subaccounts	6,092	(7,339)	(7,440)	5,863	(41)	(12,644)	8,880	17,332	4,374
Payments for redemptions	(11,383)	(9,253)	(4,307)	(9,581)	(8)	(45,868)	(19,594)	(11,163)	(14,647)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(441)	(198)	(210)	(329)	—	(401)	(417)	(240)	(600)
Annuity payout reserve adjustment	(11)	(3)	1	(1)	—	(93)	(33)	(108)	(108)

Net increase (decrease) from contract owners’ equity transactions	(2,695)	(15,773)	(10,402)	(1,037)	(49)	(54,052)	(9,620)	7,643	(6,625)

Total increase (decrease) in contract owners’ equity	30,260	(5,536)	(6,758)	28,723	(48)	(24,406)	12,468	10,488	22,740
CONTRACT OWNERS’ EQUITY
Beginning of period	166,441	93,661	85,406	123,173	48	369,547	163,268	87,654	226,815

End of period	$196,701	$88,125	$78,648	$151,896	$—	$345,141	$175,736	$98,142	$249,555

(b)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(d)	Effective February 6, 2006, fund name was changed from Scudder Global Discovery Subaccount.

(e)	Effective February 6, 2006, fund name was changed from Scudder Health Sciences Subaccount.

(f)	Cessation of operations as of November 2, 2006, DWS Money Market VIP (DWS Scudder Variable Series I). Fund merged with DWS Scudder Money Market VIP Subaccount (DWS Scudder Variable Series II).

(g)	Effective February 6, 2006, fund name was changed from Scudder Total Return Subaccount.

(h)	Effective February 6, 2006, fund name was changed from Scudder Fixed Income Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

	DWS Scudder Variable Series II(b)
	DWS Dreman Financial Services VIP Subaccount(i)	DWS Dreman High Return Equity VIP Subaccount(j)	DWS Dreman Small Cap Value VIP Subaccount	DWS Global Thematic VIP Subaccount(k)	DWS Government & Agency Securities VIP Subaccount	DWS High Income VIP Subaccount	DWS International Select Equity VIP Subaccount	DWS Janus Growth & Income VIP Subaccount	DWS Janus Growth Opportunities VIP Subaccount(l)
OPERATIONS
Net investment income (loss)	$14,502	$27,394	$25,713	$4,072	$2,981	$12,595	$959	$(1,069)	$(888)
Net realized gain (loss) on sale of investments	1,204	11,819	15,918	2,036	(1,015)	2,609	10,138	3,215	7,532
Change in unrealized appreciation (depreciation) of investments	(12,190)	52,609	32,402	11,907	944	1,030	20,669	7,020	(7,241)

Net increase (decrease) in contract owners’ equity resulting from operations	3,516	91,822	74,033	18,015	2,910	16,234	31,766	9,166	(597)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	515	9,547	8,218	1,663	2,310	2,872	2,507	2,564	1,051
Net transfer (to) from affiliate and subaccounts	(70,533)	59,510	(7,151)	26,119	(3,442)	(6,573)	4,291	2,940	(81,645)
Payments for redemptions	(3,032)	(39,000)	(26,837)	(5,271)	(15,135)	(22,323)	(15,120)	(8,811)	(4,854)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(87)	(1,460)	(761)	(164)	(188)	(260)	(279)	(340)	(159)
Annuity payout reserve adjustment	1	34	(36)	6	(207)	(71)	(64)	(98)	—

Net increase (decrease) from contract owners’ equity transactions	(73,136)	28,631	(26,567)	22,353	(16,662)	(26,355)	(8,665)	(3,745)	(85,607)

Total increase (decrease) in contract owners’ equity	(69,620)	120,453	47,466	40,368	(13,752)	(10,121)	23,101	5,421	(86,204)
CONTRACT OWNERS’ EQUITY
Beginning of period	69,620	529,359	327,181	53,690	121,446	198,591	137,646	135,524	86,204

End of period	$—	$649,812	$374,647	$94,058	$107,694	$188,470	$160,747	$140,945	$—

(b)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(i)	Cessation of operations as of September 14, 2006, DWS Dreman Financial Services VIP Subaccount. Fund merged with DWS Dreman High Return Equity VIP Subaccount.

(j)	Effective September 15, 2006, DWS Dreman High Return Equity VIP Subaccount acquired DWS Dreman Financial Services VIP Subaccount and DWS MFS Strategic Value VIP Subaccount.

(k)	Effective February 6, 2006, fund name was changed from Scudder Global Blue Chip Subaccount.

(l)	Cessation of operations as of December 7, 2006, DWS Janus Growth Opportunities VIP Subaccount. Fund merged with DWS Capital Growth Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

	DWS Scudder Variable Series II(b)
	DWS Large Cap Value VIP Subaccount	DWS Legg Mason Aggressive Growth VIP Subaccount(m)	DWS MFS Strategic Value VIP Subaccount(n)	DWS Mid Cap Growth VIP Subaccount	DWS Money Market VIP Subaccount(o)	DWS Oak Strategic Equity VIP Subaccount(p)	DWS Small Cap Growth VIP Subaccount	DWS Strategic Income VIP Subaccount	DWS Technology VIP Subaccount(q)
OPERATIONS
Net investment income (loss)	$338	$10,203	$2	$(512)	$5,034	$(465)	$(2,096)	$1,628	$(1,624)
Net realized gain (loss) on sale of investments	5,540	723	2	2,321	—	5,929	10,226	(130)	(2,569)
Change in unrealized appreciation (depreciation) of investments	12,650	(7,156)	(3)	1,391	—	(4,676)	(2,471)	1,775	2,345

Net increase (decrease) in contract owners’ equity resulting from operations	18,528	3,770	1	3,200	5,034	788	5,659	3,273	(1,848)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	2,761	1,102	—	860	6,875	750	3,670	1,284	2,994
Net transfer (to) from affiliate and subaccounts	(5,179)	(36,168)	(36)	(3,500)	45,505	(43,302)	(13,632)	12,502	(12,800)
Payments for redemptions	(15,635)	(1,753)	—	(2,203)	(47,203)	(2,036)	(13,356)	(3,953)	(8,371)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(280)	(69)	—	(72)	(654)	(77)	(287)	(82)	(303)
Annuity payout reserve adjustment	(129)	(2)	—	—	(79)	(3)	(21)	(135)	(22)

Net increase (decrease) from contract owners’ equity transactions	(18,462)	(36,890)	(36)	(4,915)	4,444	(44,668)	(23,626)	9,616	(18,502)

Total increase (decrease) in contract owners’ equity	66	(33,120)	(35)	(1,715)	9,478	(43,880)	(17,967)	12,889	(20,350)
CONTRACT OWNERS’ EQUITY
Beginning of period	144,770	33,120	35	37,444	136,873	43,880	160,316	38,607	131,027

End of period	$144,836	$—	$—	$35,729	$146,351	$—	$142,349	$51,496	$110,677

(b)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(m)	Cessation of operations as of December 8, 2006, DWS Legg Mason Aggressive Growth VIP Subaccount. Fund merged with DWS Capital Growth Subaccount.

Previous to this date, effective May 1, 2006, fund name was changed from Scudder Salomon Aggressive Growth Subaccount.

(n)	Cessation of operations as of September 14, 2006, DWS MFS Strategic Value VIP Subaccount. Fund merged with Dreman High Return Equity VIP Subaccount.

(o)	Effective November 3, 2006, DWS Money Market VIP Subaccount (DWS Scudder Variable Series II) acquired DWS Money Market VIP Subaccount (DWS Scudder Variable Series I).

(p)	Cessation of operations as of December 7, 2006, DWS Oak Strategic Equity VIP Subaccount. Fund merged with DWS Capital Growth Subaccount.

(q)	Effective February 6, 2006, fund name was changed from Scudder Technology Growth Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

	DWS Scudder Variable Series II(b)	DWS Scudder Investments VIT Funds(b)		Fidelity Variable Insurance Products Fund					Franklin Templeton Variable Insurance Products Trust
	DWS Turner Mid-Cap Growth VIP Subaccount	DWS RREEF Real Estate Securities VIP Subaccount(r)	DWS Equity 500 Index VIP Subaccount(s)	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount
OPERATIONS
Net investment income (loss)	$6,277	$—	$(415)	$139	$9,078	$8,484	$(397)	$563	$24
Net realized gain (loss) on sale of investments	2,771	—	2,209	321	6,670	1,279	470	4,936	335
Change in unrealized appreciation (depreciation) of investments	(4,469)	8	23,786	54	(4,832)	378	2,232	11,846	1,313

Net increase (decrease) in contract owners’ equity resulting from operations	4,579	8	25,580	514	10,916	10,141	2,305	17,345	1,672

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	2,084	—	3,975	578	5,492	2,881	2,315	6,697	800
Net transfer (to) from affiliate and subaccounts	(4,197)	25	(8,104)	(1,000)	3,866	3,014	(4,287)	(6,820)	1,930
Payments for redemptions	(5,050)	—	(10,369)	(1,484)	(14,587)	(7,479)	(6,260)	(16,819)	(1,611)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(256)	—	(510)	(6)	(44)	(25)	(35)	(163)	(3)
Annuity payout reserve adjustment	—	—	(184)	—	(1)	1	—	1	2

Net increase (decrease) from contract owners’ equity transactions	(7,419)	25	(15,192)	(1,912)	(5,274)	(1,608)	(8,267)	(17,104)	1,118

Total increase (decrease) in contract owners’ equity	(2,840)	33	10,388	(1,398)	5,642	8,533	(5,962)	241	2,790
CONTRACT OWNERS’ EQUITY
Beginning of period	97,239	14	194,745	9,691	108,370	56,882	47,989	132,764	10,734

End of period	$94,399	$47	$205,133	$8,293	$114,012	$65,415	$42,027	$133,005	$13,524

(b)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(r)	Effective February 6, 2006, name was changed from Scudder Real Estate Securities Subaccount.

(s)	Effective February 6, 2006, name was changed from Scudder VIT Equity 500 Index Fund Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

	Franklin Templeton Variable Insurance Products Trust							ING Investors Trust	ING VP Natural Resources Trust
	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount	Mutual Discovery Securities Subaccount	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING JPMorgan Emerging Markets Equity Subaccount	ING VP Natural Resources Trust Subaccount
OPERATIONS
Net investment income (loss)	$161	$221	$64	$479	$774	$183	$(24)	$53	$941
Net realized gain (loss) on sale of investments	306	449	(18)	(234)	805	165	978	361	2,184
Change in unrealized appreciation (depreciation) of investments	329	32	10	(57)	2,815	563	1,473	2,765	(769)

Net increase (decrease) in contract owners’ equity resulting from operations	796	702	56	188	4,394	911	2,427	3,179	2,356

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	341	778	146	1,567	1,518	490	620	346	657
Net transfer (to) from affiliate and subaccounts	768	(9,820)	32	873	6,097	2,378	1,518	45	677
Payments for redemptions	(641)	(1,456)	(277)	(3,256)	(3,287)	(851)	(1,070)	(1,393)	(1,694)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(2)	(17)	(1)	(91)	(6)	(3)	(3)	(4)	(5)
Annuity payout reserve adjustment	—	—	—	—	—	(0)	4	4	(7)

Net increase (decrease) from contract owners’ equity transactions	466	(10,515)	(100)	(907)	4,322	2,014	1,069	(1,002)	(372)

Total increase (decrease) in contract owners’ equity	1,262	(9,813)	(44)	(719)	8,716	2,925	3,496	2,177	1,984
CONTRACT OWNERS’ EQUITY
Beginning of period	4,949	17,455	2,210	19,521	18,534	4,449	8,582	10,051	12,784

End of period	$6,211	$7,642	$2,166	$18,802	$27,250	$7,374	$12,078	$12,228	$14,768

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

	Janus Aspen Series							JPMorgan Insurance Trust(t)
	Janus Aspen Balanced Subaccount	Janus Aspen Forty Subaccount	Janus Aspen Large Cap Growth Subaccount	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Mid Cap Value Subaccount	Janus Aspen Small Company Value Subaccount	Janus Aspen Worldwide Growth Subaccount	JPMorgan Insurance Trust Balanced Subaccount(u)	JPMorgan Insurance Trust Core Bond Subaccount(v)
OPERATIONS
Net investment income (loss)	$883	$(16)	$(390)	$(753)	$553	$(33)	$367	$2	$—
Net realized gain (loss) on sale of investments	3,007	(33)	3,286	4,295	108	358	3,927	1	1
Change in unrealized appreciation (depreciation) of investments	5,755	171	1,629	3,092	467	836	8,642	3	—

Net increase (decrease) in contract owners’ equity resulting from operations	9,645	122	4,525	6,634	1,128	1,161	12,936	6	1

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	4,751	13	2,156	2,544	698	430	3,955	1	—
Net transfer (to) from affiliate and subaccounts	(4,214)	(1)	(3,714)	(4,478)	7,748	797	(9,083)	14	(6)
Payments for redemptions	(16,533)	(138)	(7,577)	(7,568)	(1,936)	(967)	(11,517)	(2)	—
Guaranteed retirement income benefit fees, maintenance fees and other fees	(57)	(4)	(44)	(52)	(29)	(27)	(64)	—	—
Annuity payout reserve adjustment	(61)	—	(15)	(4)	—	—	(5)	—	—

Net increase (decrease) from contract owners’ equity transactions	(16,114)	(130)	(9,194)	(9,558)	6,481	233	(16,714)	13	(6)

Total increase (decrease) in contract owners’ equity	(6,469)	(8)	(4,669)	(2,924)	7,609	1,394	(3,778)	19	(5)
CONTRACT OWNERS’ EQUITY
Beginning of period	112,640	1,651	50,851	60,276	4,506	5,505	89,588	36	15

End of period	$106,171	$1,643	$46,182	$57,352	$12,115	$6,899	$85,810	$55	$10

(t)	Effective May 1, 2006, fund name was changed from JPMorgan Investment Trust.

(u)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Balanced Subaccount.

(v)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Bond Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

	JPMorgan Insurance Trust(t)							JPMorgan Series Trust II
	JPMorgan Insurance Trust Diversified Equity Subaccount(w)	JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount(x)	JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount(y)	JPMorgan Insurance Trust Equity Index Subaccount(z)	JPMorgan Insurance Trust Government Bond Subaccount(aa)	JPMorgan Insurance Trust Intrepid Growth Subaccount(ab)	JPMorgan Insurance Trust Intrepid Mid Cap Subaccount(ac)	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount
OPERATIONS
Net investment income (loss)	$(13)	$5	$174	$—	$38	$—	$1,230	$(96)	$370
Net realized gain (loss) on sale of investments	35	28	(1)	1	(41)	5	(187)	3,230	1,957
Change in unrealized appreciation (depreciation) of investments	243	(5)	82	12	(4)	(5)	(330)	3,407	(64)

Net increase (decrease) in contract owners’ equity resulting from operations	265	28	255	13	(7)	—	713	6,541	2,263

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	133	71	104	4	24	—	513	2,179	803
Net transfer (to) from affiliate and subaccounts	596	423	180	22	46	(74)	(616)	(6)	(8,334)
Payments for redemptions	(195)	(55)	(192)	(1)	(821)	—	(544)	(5,270)	(1,735)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(4)	—	(1)	—	—	—	(4)	(135)	(13)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	530	439	91	25	(751)	(74)	(651)	(3,232)	(9,279)

Total increase (decrease) in contract owners’ equity	795	467	346	38	(758)	(74)	62	3,309	(7,016)
CONTRACT OWNERS’ EQUITY
Beginning of period	1,405	437	1,567	83	890	74	5,313	32,886	20,143

End of period	$2,200	$904	$1,913	$121	$132	$—	$5,375	$36,195	$13,127

(t)	Effective May 1, 2006, fund name was changed from JPMorgan Investment Trust.

(w)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Equity Subaccount.

(x)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Mid Cap Growth Subaccount.

(y)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Mid Cap Value Subaccount.

(z)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Equity Index Subaccount.

(aa)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Government Bond Subaccount.

(ab)

Effective December 8, 2006, name was changed from JPMorgan Insurance Trust Large Cap Growth Subaccount. Previously, effective May 1, 2006, name was changed from JPMorgan Investment Trust Large Cap Growth Subaccount.

(ac)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Mid Cap Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

	JPMorgan Series Trust II	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
	JPMorgan Small Company Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer High Income Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount	Oppenheimer MidCap Fund Subaccount(ad)	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount
OPERATIONS
Net investment income (loss)	$171	$(51)	$1,633	$130	$(71)	$162	$(17)	$676	$5
Net realized gain (loss) on sale of investments	1,110	121	1,090	(24)	397	464	134	175	2
Change in unrealized appreciation (depreciation) of investments	106	191	2,448	78	1,878	684	(107)	(223)	(6)

Net increase (decrease) in contract owners’ equity resulting from operations	1,387	261	5,171	184	2,204	1,310	10	628	1

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	668	339	1,806	148	1,236	965	59	818	1
Net transfer (to) from affiliate and subaccounts	(1,713)	(78)	4,330	368	2,005	1,654	(196)	(11,748)	6
Payments for redemptions	(1,029)	(592)	(3,816)	(277)	(2,552)	(1,136)	(136)	(2,024)	(24)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(5)	(2)	(9)	(1)	(78)	(14)	(1)	(22)	—
Annuity payout reserve adjustment	—	—	4	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(2,079)	(333)	2,315	238	611	1,469	(274)	(12,976)	(17)

Total increase (decrease) in contract owners’ equity	(692)	(72)	7,486	422	2,815	2,779	(264)	(12,348)	(16)
CONTRACT OWNERS’ EQUITY
Beginning of period	11,107	4,500	31,260	2,310	16,106	9,443	1,257	19,952	198

End of period	$10,415	$4,428	$38,746	$2,732	$18,921	$12,222	$993	$7,604	$182

(ad)	Effective May 1, 2006, fund name was changed from Oppenheimer Aggressive Growth Fund Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2006

(in thousands)

PIMCO Variable Insurance Trust
PIMCO Low Duration Subaccount
OPERATIONS
Net investment income (loss)	$4
Net realized gain (loss) on sale of investments	—
Change in unrealized appreciation (depreciation) of investments	(1)

Net increase (decrease) in contract owners’ equity resulting from operations	3

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	—
Net transfer (to) from affiliate and subaccounts	3
Payments for redemptions	(8)
Guaranteed retirement income benefit fees, maintenance fees and other fees	—
Annuity payout reserve adjustment	—

Net increase (decrease) from contract owners’ equity transactions	(5)

Total increase (decrease) in contract owners’ equity	(2)
CONTRACT OWNERS’ EQUITY
Beginning of period	138

End of period	$136

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY

For the year ended December 31, 2005

(in thousands)

	AIM Variable Insurance Funds				The Alger American Fund
	AIM V.I. Financial Services Fund Subaccount	AIM V.I. Global Health Care Subaccount(a)	AIM V.I. Global Real Estate Subaccount(b)	AIM V.I. Utilities Subaccount	Alger American Balanced Subaccount	Alger American Growth Subaccount	Alger American Leveraged AllCap Subaccount	Alger American MidCap Growth Subaccount	Alger American Small Capitalization Subaccount
OPERATIONS
Net investment income (loss)	$(7)	$(47)	$268	$401	$275	$(232)	$(920)	$735	$(82)
Net realized gain (loss) on sale of investments	89	179	764	2,414	14	443	(1,377)	2,358	473
Change in unrealized appreciation (depreciation) of investments	(31)	97	187	1,326	6,723	1,868	10,230	(961)	506

Net increase (decrease) in contract owners’ equity resulting from operations	51	229	1,219	4,141	7,012	2,079	7,933	2,132	897

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	24	411	826	901	1,512	1,865	1,642	2,384	546
Net transfer (to) from affiliate and subaccounts	(746)	(874)	630	13,047	(7,145)	(2,635)	(4,134)	(6,727)	395
Payments for redemptions	(61)	(314)	(974)	(1,851)	(6,263)	(2,184)	(3,028)	(2,552)	(809)
Guaranteed retirement income benefit fees, maintenance fees and other fees	—	(1)	(4)	(79)	(276)	(15)	(179)	(12)	(4)
Annuity payout reserve adjustment	—	—	—	(12)	25	—	—	(7)	—

Net increase (decrease) from contract owners’ equity transactions	(783)	(778)	478	12,006	(12,147)	(2,969)	(5,699)	(6,914)	128

Total increase (decrease) in contract owners’ equity	(732)	(549)	1,697	16,147	(5,135)	(890)	2,234	(4,782)	1,025
CONTRACT OWNERS’ EQUITY
Beginning of period	1,418	3,477	9,321	19,975	114,965	23,388	70,867	30,169	6,025

End of period	$686	$2,928	$11,018	$36,122	$109,830	$22,498	$73,101	$25,387	$7,050

(a)	Effective July 1, 2005, name was changed from AIM V.I. Health Sciences Subaccount.

(b)	Effective July 3, 2006, name was changed from AIM V.I. Real Estate Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	American Century Variable Portfolios, Inc.		Credit Suisse Trust		Dreyfus Investment Portfolios	The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Variable Investment Fund	DWS Scudder Variable Series I(d)
	American Century VP Income & Growth Subaccount	American Century VP Value Subaccount	Credit Suisse Trust Emerging Markets Subaccount	Credit Suisse Trust Global Small Cap Subaccount(c)	Dreyfus I.P. MidCap Stock Subaccount	Dreyfus Socially Responsible Growth Subaccount	Dreyfus VIF Small Company Stock Subaccount	DWS Bond VIP Subaccount	DWS Capital Growth VIP Subaccount(e)
OPERATIONS
Net investment income (loss)	$190	$3,643	$(363)	$(357)	$(1,656)	$(168)	$32	$210	$(2,525)
Net realized gain (loss) on sale of investments	1,531	797	1,988	1,156	2,481	(408)	11	14	(1,036)
Change in unrealized appreciation (depreciation) of investments	(794)	(3,221)	12,451	2,819	12,287	808	(54)	(138)	33,652

Net increase (decrease) in contract owners’ equity resulting from operations	927	1,219	14,076	3,618	13,112	232	(11)	86	30,091

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	2,358	2,970	2,409	706	3,659	441	52	507	4,938
Net transfer (to) from affiliate and subaccounts	4,100	(3,265)	15,900	5,640	5,243	(1,700)	(81)	249	240,002
Payments for redemptions	(2,600)	(4,164)	(3,392)	(1,055)	(7,742)	(808)	(85)	(965)	(20,840)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(90)	(16)	(148)	(69)	(445)	(28)	—	(3)	(467)
Annuity payout reserve adjustment	—	(3)	—	—	(49)	—	—	—	1,456

Net increase (decrease) from contract owners’ equity transactions	3,768	(4,478)	14,769	5,222	666	(2,095)	(114)	(212)	225,089

Total increase (decrease) in contract owners’ equity	4,695	(3,259)	28,845	8,840	13,778	(1,863)	(125)	(126)	255,180
CONTRACT OWNERS’ EQUITY
Beginning of period	29,040	38,174	46,260	21,685	168,963	13,694	874	7,237	56,134

End of period	$33,735	$34,915	$75,105	$30,525	$182,741	$11,831	$749	$7,111	$311,314

(c)	Effective February 21, 2005, name was changed from Credit Suisse Trust Global Post-Venture Capital Subaccount.

(d)	Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds will be renamed DWS funds.

The Scudder Variable Series portfolios and the Scudder Investments VIT funds have been renamed Variable Insurance Products (VIP).

(e)	Effective April 29, 2005, Scudder Capital Growth Subaccount acquired Scudder Growth Subaccount and SVS Eagle Focused Large Cap Growth Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	DWS Scudder Variable Series I(d)						DWS Scudder Variable Series II(d)
	DWS Global Opportunities VIP Subaccount(f)	DWS Growth & Income VIP Subaccount(g)	DWS Health Care VIP Subaccount(h)	DWS International VIP Subaccount	DWS Money Market VIP Subaccount(i)	Scudder 21st Century Growth Subaccount(j)	DWS Balanced VIP Subaccount(k)	DWS Blue Chip VIP Subaccount	DWS Core Fixed Income VIP Subaccount(l)
OPERATIONS
Net investment income (loss)	$(1,181)	$(485)	$(1,146)	$212	$1	$(120)	$4,677	$(676)	$2,645
Net realized gain (loss) on sale of investments	625	959	1,968	3,241	—	934	(882)	685	305
Change in unrealized appreciation (depreciation) of investments	23,658	6,487	4,812	12,019	—	(3,168)	6,906	13,053	(2,189)

Net increase (decrease) in contract owners’ equity resulting from operations	23,102	6,961	5,634	15,472	1	(2,354)	10,701	13,062	761

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	3,674	1,528	2,597	3,397	5	186	6,437	2,078	1,642
Net transfer (to) from affiliate and subaccounts	20,485	41,055	(1,765)	3,593	(97)	(26,081)	(14,952)	123	(55)
Payments for redemptions	(6,909)	(5,749)	(3,888)	(5,315)	(10)	(690)	(48,979)	(10,275)	(7,407)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(386)	(189)	(218)	(265)	—	(17)	(408)	(396)	(198)
Annuity payout reserve adjustment	9	246	—	(20)	—	—	47	16	121

Net increase (decrease) from contract owners’ equity transactions	16,873	36,891	(3,274)	1,390	(102)	(26,602)	(57,855)	(8,453)	(5,897)

Total increase (decrease) in contract owners’ equity	39,975	43,852	2,360	16,862	(101)	(28,956)	(47,154)	4,609	(5,136)
CONTRACT OWNERS’ EQUITY
Beginning of period	126,466	49,809	83,046	106,311	149	28,956	416,701	158,659	92,790

End of period	$166,441	$93,661	$85,406	$123,173	$48	$—	$369,547	$163,268	$87,654

(f)	Effective February 6, 2006, fund name was changed from Scudder Global Discovery Subaccount.

(g)	Effective April 29, 2005, DWS Growth & Income VIP Subaccount acquired SVS Focus Value + Growth Subaccount.

(h)	Effective February 6, 2006, fund name was changed from Scudder Health Sciences Subaccount.

(i)	Cessation of operations as of November 2, 2006, DWS Money Market VIP (DWS Scudder Variable Series I). Fund merged with DWS Scudder Money Market VIP Subaccount (DWS Scudder Variable Series II).

(j)	Cessation of operations as of April 28, 2005, Scudder 21st Century Growth Subaccount. Fund merged with Scudder Small Cap Growth Subaccount.

(k)	Effective February 6, 2006, fund name was changed from Scudder Total Return Subaccount.

(l)	Effective February 6, 2006, fund name was changed from Scudder Fixed Income Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	DWS Scudder Variable Series II(d)
	DWS Davis Venture Value VIP Subaccount	DWS Dreman Financial Services VIP Subaccount(m)	DWS Dreman High Return Equity VIP Subaccount(n)	DWS Dreman Small Cap Value VIP Subaccount	DWS Global Thematic VIP Subaccount(o)	DWS Government & Agency Securities VIP Subaccount	DWS High Income VIP Subaccount	DWS International Select Equity VIP Subaccount	DWS Janus Growth & Income VIP Subaccount(p)
OPERATIONS
Net investment income (loss)	$(1,372)	$379	$1,829	$25,246	$(462)	$4,434	$16,974	$1,820	$(1,460)
Net realized gain (loss) on sale of investments	3,255	1,663	4,464	11,120	799	(356)	7,086	5,759	511
Change in unrealized appreciation (depreciation) of investments	15,195	(3,536)	25,949	(9,731)	8,209	(2,585)	(18,946)	8,347	13,674

Net increase (decrease) in contract owners’ equity resulting from operations	17,078	(1,494)	32,242	26,635	8,546	1,493	5,114	15,926	12,725

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	5,813	2,028	13,196	10,520	724	3,208	3,376	3,047	2,547
Net transfer (to) from affiliate and subaccounts	9,651	(7,322)	13,145	1,321	10,366	(3,773)	(15,006)	5,438	(2,875)
Payments for redemptions	(8,053)	(3,722)	(25,383)	(19,173)	(1,845)	(13,871)	(24,290)	(12,263)	(5,654)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(557)	(178)	(1,333)	(698)	(110)	(231)	(303)	(229)	(337)
Annuity payout reserve adjustment	87	(1)	(49)	18	—	175	71	61	91

Net increase (decrease) from contract owners’ equity transactions	6,941	(9,195)	(424)	(8,012)	9,135	(14,492)	(36,152)	(3,946)	(6,228)

Total increase (decrease) in contract owners’ equity	24,019	(10,689)	31,818	18,623	17,681	(12,999)	(31,038)	11,980	6,497
CONTRACT OWNERS’ EQUITY
Beginning of period	202,796	80,309	497,541	308,558	36,009	134,445	229,629	125,666	129,027

End of period	$226,815	$69,620	$529,359	$327,181	$53,690	$121,446	$198,591	$137,646	$135,524

(m)	Cessation of operations as of September 14, 2006, DWS Dreman Financial Services VIP Subaccount. Fund merged with DWS Dreman High Return Equity VIP Subaccount.

(n)	Effective September 15, 2006, DWS Dreman High Return Equity VIP Subaccount acquired DWS Dreman Financial Services VIP Subaccount and DWS MFS Strategic Value VIP Subaccount.

(o)	Effective February 6, 2006, fund name was changed from Scudder Global Blue Chip Subaccount.

(p)	Cessation of operations as of December 7, 2006, DWS Janus Growth Opportunities VIP Subaccount. Fund merged with DWS Capital Growth Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	DWS Scudder Variable Series II(d)
	DWS Janus Growth Opportunities VIP Subaccount	DWS Large Cap Value VIP Subaccount	DWS Legg Mason Aggressive Growth VIP Subaccount(q)	DWS MFS Strategic Value VIP Subaccount(r)	DWS Mid Cap Growth VIP Subaccount(s)	DWS Money Market VIP Subaccount(t)	DWS Oak Strategic Equity VIP Subaccount(u)	DWS Small Cap Growth VIP Subaccount(v)	DWS Strategic Income VIP Subaccount
OPERATIONS
Net investment income (loss)	$(910)	$741	$(392)	$3	$(474)	$2,114	$(655)	$(2,057)	$2,229
Net realized gain (loss) on sale of investments	(2,814)	3,487	391	1	298	—	(1,661)	1,082	134
Change in unrealized appreciation (depreciation) of investments	8,742	(3,505)	3,226	(5)	4,411	—	(836)	11,715	(2,010)

Net increase (decrease) in contract owners’ equity resulting from operations	5,018	723	3,225	(1)	4,235	2,114	(3,152)	10,740	353

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,867	3,696	581	1	574	8,346	1,473	4,856	530
Net transfer (to) from affiliate and subaccounts	(7,045)	(9,506)	2,485	(3)	669	25,066	(8,938)	12,715	9,749
Payments for redemptions	(3,912)	(13,420)	(985)	—	(1,999)	(34,084)	(1,872)	(12,251)	(2,802)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(226)	(298)	(77)	—	(93)	(297)	(123)	(305)	(90)
Annuity payout reserve adjustment	—	118	(1)	—	—	(50)	(3)	22	135

Net increase (decrease) from contract owners’ equity transactions	(9,316)	(19,410)	2,003	(2)	(849)	(1,019)	(9,463)	5,037	7,522

Total increase (decrease) in contract owners’ equity	(4,298)	(18,687)	5,228	(3)	3,386	1,095	(12,615)	15,777	7,875
CONTRACT OWNERS’ EQUITY
Beginning of period	90,502	163,457	27,892	38	34,058	135,778	56,495	144,539	30,732

End of period	$86,204	$144,770	$33,120	$35	$37,444	$136,873	$43,880	$160,316	$38,607

(q)	Cessation of operations as of December 8, 2006, DWS Legg Mason Aggressive Growth VIP Subaccount. Fund merged with DWS Capital Growth Subaccount.

Previous to this date, effective May 1, 2006, fund name was changed from Scudder Salomon Aggressive Growth Subaccount. Previous to this date, effective August 1, 2005, name was changed from SVS INVESCO Dynamic Growth Subaccount.

(r)	Cessation of operations as of September 14, 2006, DWS MFS Strategic Value VIP Subaccount. Fund merged with Dreman High Return Equity VIP Subaccount.

(s)	Effective October 28, 2005, name was changed from Scudder Aggressive Growth Subaccount.

(t)	Effective November 3, 2006, DWS Money Market VIP Subaccount (DWS Scudder Variable Series II) acquired DWS Money Market VIP Subaccount (DWS Scudder Variable Series I).

(u)	Cessation of operations as of December 7, 2006, DWS Oak Strategic Equity VIP Subaccount. Fund merged with DWS Capital Growth Subaccount.

(v)	Effective April 29, 2005, Scudder Small Cap Growth Subaccount acquired Scudder 21st Century Growth Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	DWS Scudder Variable Series II(d)						DWS Scudder Investments VIT Funds(d)		Fidelity Variable Insurance Products Fund
	DWS Technology VIP Subaccount(w)	DWS Turner Mid-Cap Growth VIP Subaccount	SVS Eagle Focused Large Cap Growth Subaccount(x)	SVS Focus Value + Growth Subaccount(y)	Scudder Growth Subaccount(z)	SVS Index 500 Subaccount(aa)	DWS RREEF Real Estate Securities VIP Subaccount(ab)	DWS Equity 500 Index VIP Subaccount(ac)	Fidelity VIP Asset Manager Subaccount
OPERATIONS
Net investment income (loss)	$(1,154)	$(1,248)	$13	$498	$901	$3,605	$1	$(796)	$168
Net realized gain (loss) on sale of investments	(6,713)	1,732	(2,911)	2,967	11,699	32,435	—	(693)	416
Change in unrealized appreciation (depreciation) of investments	9,933	8,023	(1,993)	(6,794)	(20,016)	(30,757)	—	2,561	(354)

Net increase (decrease) in contract owners’ equity resulting from operations	2,066	8,507	(4,891)	(3,329)	(7,416)	5,283	1	1,072	230

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	3,881	2,214	612	546	1,532	3,582	1	1,440	716
Net transfer (to) from affiliate and subaccounts	(13,624)	(4,913)	(54,723)	(50,403)	(200,078)	(226,740)	6	194,675	(1,362)
Payments for redemptions	(6,031)	(3,331)	(737)	(1,605)	(9,344)	(6,276)	—	(2,332)	(1,729)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(337)	(235)	(34)	(25)	(66)	(262)	—	(270)	(6)
Annuity payout reserve adjustment	16	—	—	(246)	(1,437)	24	—	160	—

Net increase (decrease) from contract owners’ equity transactions	(16,095)	(6,265)	(54,882)	(51,733)	(209,393)	(229,672)	7	193,673	(2,381)

Total increase (decrease) in contract owners’ equity	(14,029)	2,242	(59,773)	(55,062)	(216,809)	(224,389)	8	194,745	(2,151)
CONTRACT OWNERS’ EQUITY
Beginning of period	145,056	94,997	59,773	55,062	216,809	224,389	6	—	11,842

End of period	$131,027	$97,239	$—	$—	$—	$—	$14	$194,745	$9,691

(w)	Effective February 6, 2006, fund name was changed from Scudder Technology Growth Subaccount.

(x)	Cessation of operations as of April 28, 2005, SVS Eagle Focused Large Cap Growth Subaccount. Fund merged with Scudder Capital Growth Subaccount.

(y)	Cessation of operations as of April 28, 2005, SVS Focus Value + Growth Subaccount. Fund merged with Scudder Growth & Income Subaccount.

(z)	Cessation of operations as of April 28, 2005, Scudder Growth Subaccount. Fund merged with Scudder Capital Growth Subaccount.

(aa)	Cessation of operations as of September 15, 2005, SVS Index 500 Subaccount. Fund merged with Scudder VIT Equity 500 Index Subaccount.

(ab)	Effective February 6, 2006, name was changed from Scudder Real Estate Securities Subaccount.

(ac)

Effective February 6, 2006, name was changed from Scudder VIT Equity 500 Index Subaccount. For the period (commencement of operations): September 16, 2005—December 31, 2005 Scudder VIT Equity 500 Index Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	Fidelity Variable Insurance Products Fund				Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Franklin Rising Dividends Securities Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Franklin Zero Coupon 2010 Subaccount
OPERATIONS
Net investment income (loss)	$(942)	$2,631	$(390)	$507	$21	$—	$153	$505	$319
Net realized gain (loss) on sale of investments	3,513	1,801	26	1,172	214	160	32	(414)	(102)
Change in unrealized appreciation (depreciation) of investments	11,185	(2,083)	2,159	3,053	2	165	(87)	69	(331)

Net increase (decrease) in contract owners’ equity resulting from operations	13,756	2,349	1,795	4,732	237	325	98	160	(114)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	5,343	3,752	3,234	8,386	1,073	320	1,191	662	1,558
Net transfer (to) from affiliate and subaccounts	11,290	(9,425)	(9,757)	6,954	723	1,733	13,380	(11,476)	7,939
Payments for redemptions	(11,769)	(7,431)	(6,405)	(16,332)	(968)	(385)	(1,298)	(548)	(1,377)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(42)	(33)	(37)	(160)	(3)	(2)	(43)	(16)	(76)
Annuity payout reserve adjustment	1	1	2	1	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	4,823	(13,136)	(12,963)	(1,151)	825	1,666	13,230	(11,378)	8,044

Total increase (decrease) in contract owners’ equity	18,579	(10,787)	(11,168)	3,581	1,062	1,991	13,328	(11,218)	7,930
CONTRACT OWNERS’ EQUITY
Beginning of period	89,791	67,669	59,157	129,183	9,672	2,958	4,127	13,428	11,591

End of period	$108,370	$56,882	$47,989	$132,764	$10,734	$4,949	$17,455	$2,210	$19,521

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	Franklin Templeton Variable Insurance Products Trust			ING Investors Trust	ING VP Emerging Markets Fund, Inc.	ING VP Natural Resources Trust	Janus Aspen Series
	Mutual Discovery Securities Subaccount	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING JPMorgan Emerging Markets Equity Subaccount(ad)	ING VP Emerging Markets Subaccount(ae)	ING VP Natural Resources Trust Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Forty Subaccount(af)	Janus Aspen Large Cap Growth Subaccount(ag)
OPERATIONS
Net investment income (loss)	$(10)	$(5)	$(5)	$(10)	$(56)	$182	$1,072	$(20)	$(519)
Net realized gain (loss) on sale of investments	149	68	455	9	4,331	951	1,481	(53)	945
Change in unrealized appreciation (depreciation) of investments	1,746	271	1,198	263	(2,219)	1,667	4,443	252	789

Net increase (decrease) in contract owners’ equity resulting from operations	1,885	334	1,648	262	2,056	2,800	6,996	179	1,215

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,136	445	501	37	328	396	5,825	14	2,963
Net transfer (to) from affiliate and subaccounts	9,338	1,436	2,514	9,751	(8,989)	5,694	(8,456)	9	(7,994)
Payments for redemptions	(1,217)	(326)	(526)	(80)	(1,035)	(930)	(15,026)	(159)	(8,172)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(4)	(1)	(2)	(2)	(1)	(3)	(59)	(4)	(46)
Annuity payout reserve adjustment	—	—	—	83	(83)	—	(5)	—	3

Net increase (decrease) from contract owners’ equity transactions	9,253	1,554	2,487	9,789	(9,780)	5,157	(17,721)	(140)	(13,246)

Total increase (decrease) in contract owners’ equity	11,138	1,888	4,135	10,051	(7,724)	7,957	(10,725)	39	(12,031)
CONTRACT OWNERS’ EQUITY
Beginning of period	7,396	2,561	4,447	—	7,724	4,827	123,365	1,612	62,882

End of period	$18,534	$4,449	$8,582	$10,051	$—	$12,784	$112,640	$1,651	$50,851

(ad)	For the period (commencement of operations): December 3, 2005 – December 31, 2005 ING JPMorgan Emerging Markets Equity Subaccount.

(ae)	Cessation of operations as of December 2, 2005, ING VP Emerging Markets Subaccount. Fund merged with ING JPMorgan Emerging Markets Equity Subaccount.

(af)	Effective May 1, 2005, name was changed from Janus Aspen Capital Appreciation Subaccount.

(ag)	Effective May 1, 2005, name was changed from Janus Aspen Growth Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	Janus Aspen Series				JPMorgan Insurance Trust(ah)
	Janus Aspen Mid Cap Growth Subaccount	Janus Aspen Mid Cap Value Subaccount	Janus Aspen Small Company Value Subaccount	Janus Aspen Worldwide Growth Subaccount	JPMorgan Insurance Trust Balanced Subaccount(ai)	JPMorgan Insurance Trust Core Bond Subaccount(aj)	JPMorgan Insurance Trust Diversified Equity Subaccount(ak)	JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount(al)	JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount(am)
OPERATIONS
Net investment income (loss)	$(762)	$306	$(45)	$43	$1	$—	$36	$(3)	$464
Net realized gain (loss) on sale of investments	2,444	68	105	3,125	—	—	424	5	282
Change in unrealized appreciation (depreciation) of investments	4,248	(83)	(15)	372	—	—	(770)	25	(403)

Net increase (decrease) in contract owners’ equity resulting from operations	5,930	291	45	3,540	1	—	(310)	27	343

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	3,243	328	326	5,278	1	1	804	15	291
Net transfer (to) from affiliate and subaccounts	(5,870)	1,804	3,772	(15,487)	34	12	(13,107)	377	(4,592)
Payments for redemptions	(7,078)	(319)	(322)	(14,162)	(3)	—	(440)	(19)	(208)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(53)	(1)	(18)	(67)	—	—	(19)	—	(8)
Annuity payout reserve adjustment	2	—	—	4	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(9,756)	1,812	3,758	(24,434)	32	13	(12,762)	373	(4,517)

Total increase (decrease) in contract owners’ equity	(3,826)	2,103	3,803	(20,894)	33	13	(13,072)	400	(4,174)
CONTRACT OWNERS’ EQUITY
Beginning of period	64,102	2,403	1,702	110,482	3	2	14,477	37	5,741

End of period	$60,276	$4,506	$5,505	$89,588	$36	$15	$1,405	$437	$1,567

(ah)	Effective May 1, 2006, fund name was changed from JPMorgan Investment Trust. Previous to this date, effective May 1, 2005, name was changed from One Group Invest Trust.

(ai)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Balanced Subaccount. Previous to this date effective May 1, 2005, name was changed from One Group Investment Trust Balanced Subaccount.

(aj)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust Bond Subaccount. Previous to this date effective May 1, 2005, name was changed from One Group Investment Trust Bond Subaccount.

(ak)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Equity Subaccount. Previous to this date effective May 1, 2005, name was changed from One Group Investment Trust Diversified Equity Subaccount.

(al)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Mid Cap Growth Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Mid Cap Growth Subaccount.

(am)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Mid Cap Value Subaccount. Previous to this date effective May 1, 2005, name was changed from One Group Investment Trust Mid Cap Value Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	JPMorgan Insurance Trust(ah)				JPMorgan Series Trust II			Oppenheimer Variable Account Funds
	JPMorgan Insurance Trust Equity Index Subaccount(an)	JPMorgan Insurance Trust Government Bond Subaccount(ao)	JPMorgan Insurance Trust Intrepid Growth Subaccount(ap)	JPMorgan Insurance Trust Intrepid Mid Cap Subaccount(aq)	JPMorgan International Equity Subaccount	JPMorgan MidCap Value Subaccount	JPMorgan Small Company Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount
OPERATIONS
Net investment income (loss)	$—	$(1)	$(1)	$(19)	$(141)	$25	$1,314	$(25)	$(124)
Net realized gain (loss) on sale of investments	3	—	—	40	2,243	542	741	94	882
Change in unrealized appreciation (depreciation) of investments	2	6	4	283	776	779	(1,842)	77	2,731

Net increase (decrease) in contract owners’ equity resulting from operations	5	5	3	304	2,878	1,346	213	146	3,489

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	3	5	1	146	2,613	1,558	929	448	1,884
Net transfer (to) from affiliate and subaccounts	45	896	42	4,992	(598)	6,110	(890)	(67)	3,240
Payments for redemptions	—	(16)	—	(166)	(2,653)	(1,294)	(769)	(381)	(2,017)
Guaranteed retirement income benefit fees, maintenance fees and other fees	—	—	—	(7)	(125)	(34)	(5)	(2)	(7)
Annuity payout reserve adjustment	—	—	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	48	885	43	4,965	(763)	6,340	(735)	(2)	3,100

Total increase (decrease) in contract owners’ equity	53	890	46	5,269	2,115	7,686	(522)	144	6,589
CONTRACT OWNERS’ EQUITY
Beginning of period	30	—	28	44	30,771	12,457	11,629	4,356	24,671

End of period	$83	$890	$74	$5,313	$32,886	$20,143	$11,107	$4,500	$31,260

(an)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Equity Index Subaccount. Previous to this date effective May 1, 2005, name was changed from One Group Investment Trust Equity Index Subaccount.

(ao)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Government Bond Subaccount. Previous to this date effective May 1, 2005, name was changed from One Group Investment Trust Government Bond Subaccount.

(ap)

Effective December 8, 2006, name was changed from JPMorgan Insurance Trust Large Cap Growth Subaccount. Previously, effective May 1, 2006, name was changed from JPMorgan Investment Trust Large Cap Growth Subaccount. Previous to this date effective May 1, 2005, name was changed from One Group Investment Trust Large Cap Growth Subaccount.

(aq)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Mid Cap Subaccount. Previous to this date effective May 1, 2005, name was changed from One Group Investment Trust Diversified Mid Cap Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS’ EQUITY—(Continued)

For the year ended December 31, 2005

(in thousands)

	Oppenheimer Variable Account Funds					PIMCO Variable Insurance Trust
	Oppenheimer High Income Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Subaccount(ar)	Oppenheimer MidCap Fund Subaccount	Oppenheimer Strategic Bond Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount
OPERATIONS
Net investment income (loss)	$126	$(87)	$121	$(16)	$292	$4	$3
Net realized gain (loss) on sale of investments	(4)	109	513	48	66	5	3
Change in unrealized appreciation (depreciation) of investments	(111)	788	88	89	(186)	(1)	(7)

Net increase (decrease) in contract owners’ equity resulting from operations	11	810	722	121	172	8	(1)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	197	762	970	65	1,390	1	—
Net transfer (to) from affiliate and subaccounts	(353)	12,358	(582)	10	8,970	4	6
Payments for redemptions	(196)	(951)	(620)	(69)	(1,423)	(51)	(71)
Guaranteed retirement income benefit fees, maintenance fees and other fees	(1)	(50)	(12)	(1)	(64)	—	—
Annuity payout reserve adjustment	—	—	—	—	—	—	—

Net increase (decrease) from contract owners’ equity transactions	(353)	12,119	(244)	5	8,873	(46)	(65)

Total increase (decrease) in contract owners’ equity	(342)	12,929	478	126	9,045	(38)	(66)
CONTRACT OWNERS’ EQUITY
Beginning of period	2,652	3,177	8,965	1,131	10,907	236	204

End of period	$2,310	$16,106	$9,443	$1,257	$19,952	$198	$138

(ar)	Effective May 1, 2006, fund name was changed from Oppenheimer Aggressive Growth Fund Subaccount.

See accompanying notes to financial statements

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1) Organization:

KILICO Variable Annuity Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company (“KILICO”). KILICO is a wholly owned subsidiary of Zurich Group Holding (“ZGH”) and an indirect wholly-owned subsidiary of Zurich Financial Services (“ZFS”), both of which are Swiss holding companies.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from KILICO’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business KILICO may conduct.

The Separate Account is used to fund contracts or certificates (collectively referred to as “Contracts”) for Kemper Advantage III periodic and flexible payment variable annuity contracts (“Kemper Advantage III”), Scudder Passport individual and group variable, fixed and market value adjusted deferred annuity contracts (“Scudder Passport”), Scudder Destinations individual and group variable, fixed and market value adjusted deferred annuity contracts (“Scudder Destinations”), Farmers Variable Annuity I individual and group variable, fixed and market value adjusted deferred annuity contracts (“Farmers Variable Annuity I”), Zurich Preferred individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred”), Zurich Preferred Plus individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred Plus”), Scudder ZS4 individual and group variable and market value adjusted deferred annuity contracts (“Scudder ZS4”) and Zurich Archway individual and group variable and market value adjusted deferred annuity contracts (“Zurich Archway”). The Separate Account is divided into a total of ninety-one subaccounts with various subaccount options available to contract owners depending upon their respective Contracts. During the year ended December 31, 2006, assets were invested in eighty-five of the subaccount options.

The Kemper Advantage III contracts have sixty-three subaccount options available to contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the DWS Scudder Variable Series I, the DWS Scudder Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the ING Investors Trust, the ING VP Natural Resources Trust, the JPMorgan Series Trust II, the Janus Aspen Series, the JPMorgan Insurance Trust and the Oppenheimer Variable Account Funds, all of which are open-end, diversified management investment companies.

The Scudder Passport contracts have thirteen subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the DWS Scudder Variable Series II, an open-end, diversified management investment company.

The Scudder Destinations contracts have thirty-two subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the DWS Scudder Variable Series I, the DWS Scudder Variable Series II and the DWS Scudder Investments VIT Funds, all of which are open-end, diversified management investment companies.

The Farmers Variable Annuity I contracts have twelve subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the DWS Scudder Variable Series I, the DWS Scudder Variable Series II, the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series and the PIMCO Variable Insurance Trust, all of which are open-end, diversified management investment companies.

The Zurich Preferred contracts have sixty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the DWS Scudder Variable Series I, the DWS Scudder Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the JPMorgan Series Trust II, the Janus Aspen Series, the JPMorgan Insurance Trust and the Oppenheimer Variable Account Funds, all of which are open-end, diversified management investment companies.

The Zurich Preferred Plus contracts have sixty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the DWS Scudder Variable Series I, the DWS Scudder Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the JPMorgan Series Trust II, the Janus Aspen Series, the JPMorgan Insurance Trust and the Oppenheimer Variable Account Funds, all of which are open-end, diversified management investment companies.

The Scudder ZS4 contracts have thirty-two subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the DWS Scudder Variable Series I, the DWS Scudder Variable Series II and the DWS Scudder VIT Funds, all of which are open-end, diversified management investment companies.

The Zurich Archway contracts have sixty subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the DWS Scudder Variable Series I, the DWS Scudder Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the JPMorgan Series Trust II, the Janus Aspen Series, the JPMorgan Insurance Trust and the Oppenheimer Variable Account Funds, all of which are open-end, diversified management investment companies.

See respective contract Prospectus of each product for further description and benefits.

(2) Significant Accounting Policies:

Investments

Investments are made in the various portfolios in accordance with selections made by the contract owners. Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions

Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividend income, which includes capital gain distributions, is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are generally reported on a first in, first out (FIFO) cost basis.

Accumulation unit valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount’s investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

Account affect liabilities under the contracts and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owners’ interest to or from another eligible subaccount or to the general account of KILICO.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the 1983a Individual Annuitant Mortality Table with projections. Unless the annuitant elects otherwise, the assumed investment return is 2.5% for most products (i.e. Destinations, Farmers Variable Annuity, Archway, ZS4, Preferred, Preferred Plus, most Advantage III policies), or 4.0% for Passport and some Advantage III policies. The mortality risk is fully borne by KILICO and may result in additional amounts being transferred into the variable annuity account by KILICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

(3) Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006, are as follows (in thousands):

	Purchases	Sales
AIM Variable Insurance Funds:
AIM V.I. Financial Services Fund Subaccount	$319	$283
AIM V.I. Global Health Care Subaccount	795	1,248
AIM V.I. Global Real Estate Subaccount	7,512	1,584
AIM V.I. Utilities Subaccount	20,403	14,778
The Alger American Fund:
Alger American Balanced Subaccount	9,893	17,457
Alger American Growth Subaccount	2,415	6,934
Alger American Leveraged AllCap Subaccount	6,983	8,527
Alger American MidCap Growth Subaccount	5,236	6,840
Alger American Small Capitalization Subaccount	2,217	2,153
American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Subaccount	5,625	9,857
American Century VP Value Subaccount	4,901	7,240
Credit Suisse Trust:
Credit Suisse Trust Emerging Markets Subaccount	16,108	15,630
Credit Suisse Trust Global Small Cap Subaccount	2,921	7,498
Dreyfus Investment Portfolios:
Dreyfus I.P. MidCap Stock Subaccount	33,052	26,534
The Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Subaccount	2,311	2,171
Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock Subaccount	291	213

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Purchases	Sales
DWS Scudder Variable Series I:
DWS Bond VIP Subaccount	$16,343	$4,405
DWS Capital Growth VIP Subaccount	157,426	53,436
DWS Global Opportunities VIP Subaccount	15,295	18,682
DWS Growth & Income VIP Subaccount	4,156	20,285
DWS Health Care VIP Subaccount	4,091	15,309
DWS International VIP Subaccount	15,769	16,142
DWS Money Market VIP Subaccount	21	69
DWS Scudder Variable Series II:
DWS Balanced VIP Subaccount	13,270	62,924
DWS Blue Chip VIP Subaccount	21,356	23,131
DWS Core Fixed Income VIP Subaccount	27,483	18,022
DWS Davis Venture Value VIP Subaccount	11,784	20,127
DWS Dreman Financial Services VIP Subaccount	15,729	74,363
DWS Dreman High Return Equity VIP Subaccount	109,551	53,526
DWS Dreman Small Cap Value VIP Subaccount	47,629	48,483
DWS Global Thematic VIP Subaccount	31,661	5,236
DWS Government & Agency Securities VIP Subaccount	10,888	24,569
DWS High Income VIP Subaccount	35,185	48,945
DWS International Select Equity VIP Subaccount	15,884	23,590
DWS Janus Growth & Income VIP Subaccount	10,902	15,717
DWS Janus Growth Opportunities VIP Subaccount	1,904	88,399
DWS Large Cap Value VIP Subaccount	7,137	25,262
DWS Legg Mason Aggressive Growth VIP Subaccount	16,055	42,742
DWS MFS Strategic Value VIP Subaccount	2	36
DWS Mid Cap Growth VIP Subaccount	3,327	8,753
DWS Money Market VIP Subaccount	124,541	115,063
DWS Oak Strategic Equity VIP Subaccount	1,205	46,338
DWS Small Cap Growth VIP Subaccount	4,428	30,150
DWS Strategic Income VIP Subaccount	18,914	7,670
DWS Technology VIP Subaccount	5,243	25,368
DWS Turner Mid Cap Growth VIP Subaccount	14,145	15,288
DWS Scudder Investments VIT Funds:
DWS RREEF Real Estate Securities VIP Subaccount	26	1
DWS Equity 500 Index VIP Subaccount	27,696	43,303
Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager Subaccount	622	2,394
Fidelity VIP Contrafund Subaccount	21,610	17,806
Fidelity VIP Equity Income Subaccount	15,141	8,266
Fidelity VIP Growth Subaccount	952	9,617
Fidelity VIP Index 500 Subaccount	6,805	23,345
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities Subaccount	3,260	2,118
Franklin Small Cap Value Securities Subaccount	1,806	1,179
Franklin Strategic Income Securities Subaccount	2,827	13,121
Franklin U.S. Government Subaccount	733	769
Franklin Zero Coupon 2010 Subaccount	3,927	4,355
Mutual Discovery Securities Subaccount	7,960	2,864
Mutual Shares Securities Subaccount	3,088	891
Templeton Developing Markets Securities Subaccount	4,404	3,359
ING Investors Trust:
ING JPMorgan Emerging Markets Equity Subaccount	1,932	2,881
ING VP Natural Resources Trust:
ING VP Natural Resources Trust Subaccount	6,740	6,171

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Purchases	Sales
Janus Aspen Series:
Janus Aspen Balanced Subaccount	$3,632	$18,862
Janus Aspen Forty Subaccount	35	181
Janus Aspen Large Cap Subaccount	1,840	11,424
Janus Aspen Mid Cap Growth Subaccount	1,298	11,609
Janus Aspen Mid Cap Value Subaccount	10,088	3,054
Janus Aspen Small Company Value Subaccount	2,397	2,198
Janus Aspen Worldwide Growth Subaccount	1,804	18,151
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Balanced Subaccount	87	72
JPMorgan Insurance Trust Core Bond Subaccount	33	39
JPMorgan Insurance Trust Diversified Equity Subaccount	938	421
JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount	965	521
JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount	1,084	819
JPMorgan Insurance Trust Equity Index Subaccount	31	6
JPMorgan Insurance Trust Government Bond Subaccount	192	904
JPMorgan Insurance Trust Intrepid Growth Subaccount	—	74
JPMorgan Insurance Trust Intrepid Mid Cap Subaccount	5,029	4,449
JPMorgan Series Trust II:
JPMorgan International Equity Subaccount	5,127	8,455
JPMorgan MidCap Value Subaccount	2,312	11,220
JPMorgan Small Company Subaccount	1,385	3,293
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Subaccount	819	1,203
Oppenheimer Global Securities Subaccount	7,598	3,651
Oppenheimer High Income Subaccount	1,272	904
Oppenheimer Main Street Subaccount	3,900	3,359
Oppenheimer Main Street Small Cap Subaccount	3,448	1,818
Oppenheimer MidCap Fund Subaccount	351	642
Oppenheimer Strategic Bond Subaccount	3,919	16,219
PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount	16	28
PIMCO Low Duration Subaccount	10	11

(4) Expenses and Related Party Transactions:

KILICO assumes mortality risks associated with the annuity contracts as benefits paid to the contract owner or beneficiary may exceed contract value. KILICO also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, KILICO assesses that portion of each subaccount representing assets under the following contracts with a daily asset charge for mortality and expense risk and administrative costs:

Farmers Variable Annuity I contracts an aggregate of one and four-tenths percent (1.40%) per annum.

Kemper Advantage III flexible payment contracts an aggregate of one percent (1.00%) per annum.

Kemper Advantage III periodic payment contracts an aggregate of one and three-tenths percent (1.30%) per annum.

Scudder Destinations contracts an aggregate of one and four-tenths percent (1.40%) per annum.

Scudder Passport contracts an aggregate of one and one-quarter percent (1.25%) per annum.

Scudder ZS4 contracts an aggregate of one and seven-tenths percent (1.70%) per annum.

Zurich Archway contracts an aggregate of one and seven-tenths percent (1.70%) per annum.

Zurich Preferred contracts an aggregate of one and one-quarter percent (1.25%) per annum.

Zurich Preferred Plus contracts an aggregate of one and one-half percent (1.50%) per annum.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Scudder Passport and Scudder Destinations contracts offer a dollar cost averaging (DCA) program through the Money Market Subaccount and have no daily asset charge deduction.

KILICO also assesses each Kemper Advantage III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is a maximum of $30 per year and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract charges. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each Scudder Passport, Scudder Destinations, Farmers Variable Annuity I, Scudder ZS4 and Zurich Archway contract participating in one or more of the subaccounts a records maintenance charge of $30, generally taken at the end of each contract year. KILICO assesses each Zurich Preferred and Zurich Preferred Plus contract participating in one or more of the subaccounts a records maintenance charge of $7.50 quarterly for contracts with contract value under $25,000 and $3.75 quarterly for contracts with contract value between $25,000 and $50,000. The records maintenance charge for Kemper Advantage III, Scudder Passport, Scudder Destinations, Farmers Variable Annuity I, Zurich Preferred, Zurich Preferred Plus, Scudder ZS4 and Zurich Archway contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.

KILICO assesses an annual charge for the Guaranteed Retirement Income Benefit (“GRIB”) option, related to the Scudder Destinations and Farmers Variable Annuity I contracts. GRIB guarantees the minimum benefit value that will be applied to purchase an annuity option. The annual charge of .25% of contract value will be deducted pro rata from each invested subaccount quarterly.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.

Investors Brokerage Services, Inc., an indirect, wholly-owned subsidiary of Protective Life Insurance Company, is the principal underwriter for the Separate Account. During July, 2006, this subsidiary was acquired by Protective Life Insurance Company.

(5) Changes in Units Outstanding:

The changes in units outstanding for the years ended December 31, 2006 and 2005, were as follows (in thousands):

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
AIM Variable Insurance Funds:
AIM V.I. Financial Services Fund Subaccount
2006	50	48	2
2005	23	81	(58)
AIM V.I. Global Health Care Subaccount
2006	75	106	(31)
2005	92	151	(59)
AIM V.I. Global Real Estate Subaccount
2006	364	151	213
2005	318	292	26
AIM V.I. Utilities Subaccount
2006	2,371	2,032	339
2005	2,771	1,416	1,355
The Alger American Fund:
Alger American Balanced Subaccount
2006	811	1,972	(1,161)
2005	916	2,059	(1,143)

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Alger American Growth Subaccount
2006	87	176	(89)
2005	99	163	(64)
Alger American Leveraged AllCap Subaccount
2006	1,454	1,518	(64)
2005	1,146	1,961	(815)
Alger American MidCap Growth Subaccount
2006	132	265	(133)
2005	155	366	(211)
Alger American Small Capitalization Subaccount
2006	84	82	2
2005	64	62	2
American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Subaccount
2006	1,106	1,666	(560)
2005	2,033	1,530	503
American Century VP Value Subaccount
2006	457	989	(532)
2005	750	1,225	(475)
Credit Suisse Trust:
Credit Suisse Trust Emerging Markets Subaccount
2006	1,709	1,737	(28)
2005	2,207	1,188	1,019
Credit Suisse Trust Global Small Cap Subaccount
2006	606	970	(364)
2005	1,319	807	512
Dreyfus Investment Portfolios:
Dreyfus I.P. MidCap Stock Subaccount
2006	1,117	2,467	(1,350)
2005	2,024	1,970	54
The Dreyfus Socially Responsible Growth Fund, Inc:
The Dreyfus Socially Responsible Growth Subaccount
2006	318	241	77
2005	93	358	(265)
Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock Subaccount
2006	15	15	—
2005	23	31	(8)
DWS Scudder Variable Series I:
DWS Bond VIP Subaccount
2006	2,124	758	1,366
2005	320	360	(40)
DWS Capital Growth VIP Subaccount
2006	15,708	5,448	10,260
2005	23,152	3,665	19,487
DWS Global Opportunities VIP Subaccount
2006	1,729	1,891	(162)
2005	2,439	1,427	1,012
DWS Growth & Income VIP Subaccount
2006	831	2,423	(1,592)
2005	6,084	1,818	4,266

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
DWS Health Care VIP Subaccount
2006	849	1,693	(844)
2005	1,263	1,546	(283)
DWS International VIP Subaccount
2006	2,622	2,728	(106)
2005	2,514	2,363	151
DWS Money Market VIP Subaccount
2006	—	4	(4)
2005	2	12	(10)
Scudder 21st Century Growth Subaccount
2006	—	—	—
2005	—	5,703	(5,703)
DWS Scudder Variable Series II:
DWS Balanced VIP Subaccount
2006	2,210	10,727	(8,517)
2005	2,807	12,866	(10,059)
DWS Blue Chip VIP Subaccount
2006	2,602	3,861	(1,259)
2005	2,223	3,533	(1,310)
DWS Core Fixed Income VIP Subaccount
2006	12,254	6,237	6,017
2005	2,545	4,326	(1,781)
DWS Davis Venture Value VIP Subaccount
2006	2,768	3,310	(542)
2005	3,305	2,673	632
DWS Dreman Financial Services VIP Subaccount
2006	—	5,097	(5,097)
2005	637	1,335	(698)
DWS Dreman High Return Equity VIP Subaccount
2006	7,699	5,987	1,712
2005	4,543	4,555	(12)
DWS Dreman Small Cap Value VIP Subaccount
2006	7,134	10,068	(2,934)
2005	8,049	10,921	(2,872)
DWS Global Thematic VIP Subaccount
2006	2,468	1,121	1,347
2005	1,407	719	688
DWS Government & Agency Securities VIP Subaccount
2006	2,344	6,909	(4,565)
2005	3,824	8,668	(4,844)
DWS High Income VIP Subaccount
2006	4,653	9,058	(4,405)
2005	8,931	14,763	(5,832)
DWS International Select Equity VIP Subaccount
2006	3,604	7,420	(3,816)
2005	4,981	10,028	(5,047)
DWS Janus Growth & Income VIP Subaccount
2006	2,548	2,968	(420)
2005	2,257	3,057	(800)
DWS Janus Growth Opportunities VIP Subaccount
2006	—	13,748	(13,748)
2005	1,509	3,088	(1,579)

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
DWS Large Cap Value VIP Subaccount
2006	2,903	6,013	(3,110)
2005	3,360	7,734	(4,374)
DWS Legg Mason Aggressive Growth VIP Subaccount
2006	—	3,371	(3,371)
2005	804	612	192
DWS MFS Strategic Value VIP Subaccount
2006	—	3	(3)
2005	—	—	—
DWS Mid Cap Growth VIP Subaccount
2006	628	1,083	(455)
2005	983	1,097	(114)
DWS Money Market VIP Subaccount
2006	21,394	20,507	887
2005	31,107	31,956	(849)
DWS Oak Strategic Equity VIP Subaccount
2006	—	7,013	(7,013)
2005	1,065	2,600	(1,535)
DWS Small Cap Growth VIP Subaccount
2006	3,187	8,651	(5,464)
2005	7,065	10,809	(3,744)
DWS Strategic Income VIP Subaccount
2006	2,066	1,485	581
2005	1,317	668	649
DWS Technology VIP Subaccount
2006	3,157	7,021	(3,864)
2005	4,505	9,075	(4,570)
DWS Turner Mid-Cap Growth VIP Subaccount
2006	1,622	2,337	(715)
2005	1,541	2,265	(724)
SVS Eagle Focused Large Cap Growth Subaccount
2006	—	—	—
2005	—	7,163	(7,163)
SVS Focus Value + Growth Subaccount
2006	—	—	—
2005	392	13,774	(13,382)
Scudder Growth Subaccount
2006	—	—	—
2005	634	45,842	(45,208)
SVS Index 500 Subaccount
2006	—	—	—
2005	1	25,793	(25,792)
DWS Scudder Investments VIT Funds:
DWS RREEF Real Estate Securities VIP Subaccount
2006	1	—	1
2005	1	—	1
DWS Equity 500 Index VIP Subaccount
2006	3,990	5,434	(1,444)
2005	22,056	2,920	19,136
Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager Subaccount
2006	32	107	(75)
2005	70	169	(99)

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Fidelity VIP Contrafund Subaccount
2006	702	839	(137)
2005	925	783	142
Fidelity VIP Equity Income Subaccount
2006	348	388	(40)
2005	341	740	(399)
Fidelity VIP Growth Subaccount
2006	104	279	(175)
2005	132	434	(302)
Fidelity VIP Index 500 Subaccount
2006	132	246	(114)
2005	244	238	6
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities Subaccount
2006	284	212	72
2005	285	222	63
Franklin Small Cap Value Securities Subaccount
2006	110	86	24
2005	189	86	103
Franklin Strategic Income Securities Subaccount
2006	398	1,272	(874)
2005	1,384	256	1,128
Franklin U.S. Government Subaccount
2006	138	146	(8)
2005	448	1,549	(1,101)
Franklin Zero Coupon 2010 Subaccount
2006	662	750	(88)
2005	1,199	428	771
Mutual Discovery Securities Subaccount
2006	554	318	236
2005	765	156	609
Mutual Shares Securities Subaccount
2006	218	90	128
2005	162	48	114
Templeton Developing Markets Securities Subaccount
2006	243	199	44
2005	277	144	133
ING Investors Trust:
ING JPMorgan Emerging Markets Equity Subaccount
2006	173	238	(65)
2005	703	17	686
ING VP Emerging Markets Fund, Inc.:
ING VP Emerging Markets Subaccount
2006	—	—	—
2005	237	919	(682)
ING VP Natural Resources Trust:
ING VP Natural Resources Trust Subaccount
2006	283	302	(19)
2005	458	223	235
Janus Aspen Series:
Janus Aspen Balanced Subaccount
2006	336	821	(485)
2005	373	957	(584)

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Janus Aspen Forty Subaccount
2006	4	16	(12)
2005	12	25	(13)
Janus Aspen Large Cap Growth Subaccount
2006	219	602	(383)
2005	282	884	(602)
Janus Aspen Mid Cap Growth Subaccount
2006	182	485	(303)
2005	227	585	(358)
Janus Aspen Mid Cap Value Subaccount
2006	610	245	365
2005	196	83	113
Janus Aspen Small Company Value Subaccount
2006	188	174	14
2005	308	71	237
Janus Aspen Worldwide Growth Subaccount
2006	209	742	(533)
2005	305	1,164	(859)
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Balanced Subaccount
2006	9	7	2
2005	3	—	3
JPMorgan Insurance Trust Core Bond Subaccount
2006	3	4	(1)
2005	1	—	1
JPMorgan Insurance Trust Diversified Equity Subaccount
2006	151	104	47
2005	395	1,608	(1,213)
JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount
2006	80	49	31
2005	38	5	33
JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount
2006	102	95	7
2005	212	585	(373)
JPMorgan Insurance Trust Equity Index Subaccount
2006	2	—	2
2005	8	4	4
JPMorgan Insurance Trust Government Bond Subaccount
2006	17	89	(72)
2005	92	7	85
JPMorgan Insurance Trust Intrepid Growth Subaccount
2006	—	7	(7)
2005	4	—	4
JPMorgan Insurance Trust Intrepid Mid Cap Subaccount
2006	375	416	(41)
2005	498	100	398
JPMorgan Series Trust II:
JPMorgan International Equity Subaccount
2006	482	651	(169)
2005	720	764	(44)
JPMorgan MidCap Value Subaccount
2006	242	797	(555)
2005	802	378	424

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Units Issued	Units Redeemed	Net Increase/ (Decrease)
JPMorgan Small Company Subaccount
2006	116	225	(109)
2005	242	285	(43)
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Subaccount
2006	83	108	(25)
2005	122	122	—
Oppenheimer Global Securities Subaccount
2006	502	382	120
2005	574	388	186
Oppenheimer High Income Subaccount
2006	105	87	18
2005	93	123	(30)
Oppenheimer Main Street Subaccount
2006	456	412	44
2005	1,143	200	943
Oppenheimer Main Street Small Cap Subaccount
2006	242	164	78
2005	204	220	(16)
Oppenheimer MidCap Fund Subaccount
2006	28	45	(17)
2005	25	25	—
Oppenheimer Strategic Bond Subaccount
2006	486	1,578	(1,092)
2005	1,068	305	763
PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount
2006	1	2	(1)
2005	1	5	(4)
PIMCO Low Duration Subaccount
2006	—	1	(1)
2005	2	8	(6)

(6) Unit Values and Financial Highlights:

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2006, were as follows.

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
AIM Variable Insurance Funds:(5)
AIM V.I. Financial Services Fund Subaccount(6)
2006	52	$14.088	$15.940	$825	2.18%	1.00%	2.25%	13.81%	15.29%
2005	50	12.304	13.826	686	1.01%	1.00%	2.25%	3.58%	4.86%
2004	108	11.814	13.185	1,418	1.01%	1.00%	2.25%	6.28%	7.60%
2003(7)	42	12.154	12.234	511	0.39%	1.00%	2.25%	26.76%	28.00%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AIM V.I. Global Health Care Subaccount(8)
2006	187	12.962	14.109	2,607	N/A	1.00%	2.25%	2.52%	4.20%
2005	218	12.526	13.541	2,928	N/A	1.00%	2.25%	5.77%	7.08%
2004	277	11.779	12.645	3,477	N/A	1.00%	2.25%	5.20%	6.50%
2003(9)	89	11.776	11.854	1,058	N/A	1.00%	2.25%	24.97%	26.21%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
AIM V.I. Global Real Estate Subaccount(10)
2006	767	$24.220	$28.323	$21,471	5.51%	1.00%	2.25%	39.47%	41.19%
2005	554	17.272	20.060	11,018	3.95%	1.00%	2.25%	11.73%	13.11%
2004	528	15.376	17.735	9,321	3.89%	1.00%	2.25%	33.57%	35.23%
2003(11)	98	13.008	13.093	1,288	1.40%	1.00%	2.25%	35.77%	37.11%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AIM V.I. Utilities Subaccount(12)
2006	4,299	10.748	20.624	48,524	5.52%	1.00%	2.25%	22.71%	24.22%
2005	3,960	8.686	16.603	36,122	2.95%	1.00%	2.25%	14.27%	15.68%
2004	2,605	7.538	14.352	19,975	2.03%	1.00%	2.25%	20.83%	22.33%
2003	2,012	6.186	11.713	12,532	1.30%	1.00%	2.25%	14.88%	16.02%
2002	1,638	5.340	9.919	8,747	0.59%	1.40%	2.05%	-21.42%	4.21%
The Alger American Fund:
Alger American Balanced Subaccount:
2006	8,418	11.841	12.662	99,686	6.70%	1.40%	2.05%	2.37%	3.28%
2005	9,579	11.465	12.327	109,830	1.57%	1.40%	2.05%	5.99%	6.93%
2004	10,722	10.722	11.591	114,965	1.48%	1.40%	2.05%	2.17%	3.12%
2003	10,651	10.397	11.306	110,755	2.05%	1.40%	2.05%	16.35%	17.39%
2002	10,165	8.857	9.684	90,036	1.78%	1.40%	2.05%	-5.43%	-0.08%
Alger American Growth Subaccount:
2006	355	13.263	55.790	18,865	0.12%	1.00%	2.25%	2.19%	4.11%
2005	444	12.901	53.587	22,498	0.22%	1.00%	2.25%	9.58%	10.93%
2004	508	11.784	48.308	23,388	N/A	1.00%	2.25%	3.12%	4.45%
2003	536	11.427	46.250	23,931	N/A	1.00%	2.25%	32.19%	33.82%
2002	445	8.649	34.560	15,059	0.04%	1.00%	3.00%	-34.39%	-33.66%
Alger American Leveraged AllCap Subaccount:
2006	8,586	9.939	16.114	85,365	N/A	1.40%	2.05%	16.58%	17.62%
2005	8,650	8.450	13.775	73,101	N/A	1.40%	2.05%	11.87%	12.87%
2004	9,465	7.487	12.272	70,867	N/A	1.40%	2.05%	5.73%	6.69%
2003	10,008	7.017	11.567	70,229	N/A	1.40%	2.05%	31.54%	32.87%
2002	9,225	5.281	8.763	48,717	0.01%	1.40%	2.05%	-34.82%	-4.68%
Alger American MidCap Growth Subaccount
2006	603	16.757	38.398	22,587	14.19%	1.00%	2.25%	7.13%	9.05%
2005	736	15.561	35.210	25,387	3.98%	1.00%	2.25%	7.42%	8.74%
2004	947	14.496	32.380	30,169	N/A	1.00%	2.25%	10.55%	11.92%
2003	825	13.120	28.931	23,629	N/A	1.00%	2.25%	44.55%	46.33%
2002	383	9.079	19.771	7,526	N/A	1.00%	3.00%	-30.93%	-30.24%
Alger American Small Capitalization Subaccount
2006	185	20.097	51.489	8,534	N/A	1.00%	2.25%	16.43%	18.83%
2005	183	17.129	43.330	7,050	N/A	1.00%	2.25%	14.32%	15.73%
2004	181	14.991	37.441	6,025	N/A	1.00%	2.25%	14.00%	15.41%
2003	266	13.156	32.441	6,880	N/A	1.00%	2.25%	39.22%	40.94%
2002	174	9.454	23.018	3,316	N/A	1.00%	3.00%	-27.77%	-26.96%
American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Subaccount
2006	3,976	8.244	15.793	34,167	1.87%	1.00%	2.25%	13.86%	15.93%
2005	4,536	7.185	13.749	33,735	1.88%	1.00%	2.25%	2.34%	3.60%
2004	4,033	7.007	13.377	29,040	1.48%	1.00%	2.25%	10.50%	11.87%
2003	4,229	6.329	12.086	27,249	1.04%	1.00%	2.25%	26.51%	28.07%
2002	2,918	4.947	9.514	14,727	0.53%	1.00%	3.00%	-20.99%	-20.34%
American Century VP Value Subaccount
2006	3,044	10.560	16.457	34,821	9.94%	1.00%	2.25%	15.52%	17.48%
2005	3,576	9.099	14.128	34,915	11.31%	1.00%	2.25%	2.73%	4.00%
2004	4,051	8.858	13.702	38,174	1.72%	1.00%	2.25%	11.81%	13.20%
2003	3,906	7.922	12.205	32,626	0.97%	1.00%	2.25%	26.12%	27.68%
2002	3,642	6.224	9.636	23,981	6.91%	1.00%	3.00%	-14.55%	-13.49%
Credit Suisse Trust:
Credit Suisse Trust Emerging Markets Subaccount
2006	4,547	19.942	24.500	97,524	1.84%	1.00%	2.25%	29.55%	31.21%
2005	4,575	15.387	18.802	75,105	0.68%	1.00%	2.25%	25.13%	26.67%
2004	3,556	12.297	14.945	46,260	0.27%	1.00%	2.25%	22.18%	23.69%
2003	2,964	10.065	12.167	31,302	N/A	1.00%	2.25%	39.74%	41.46%
2002	2,581	7.203	8.660	19,348	0.23%	1.00%	3.00%	-13.34%	-4.47%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Credit Suisse Trust Global Small Cap Subaccount(13)
2006	2,383	$12.407	$17.773	$29,574	N/A	1.40%	2.05%	10.94%	11.65%
2005	2,747	11.113	15.966	30,525	N/A	1.40%	2.05%	13.82%	14.55%
2004	2,235	9.702	13.979	21,685	N/A	1.40%	2.05%	15.61%	16.36%
2003	2,144	8.338	12.050	17,881	N/A	1.40%	2.05%	44.70%	45.62%
2002	1,990	5.725	8.299	11,395	N/A	1.40%	2.05%	-35.07%	-8.69%
Dreyfus Investment Portfolios:
Dreyfus I.P. MidCap Stock Subaccount
2006	10,626	14.219	16.437	172,314	17.02%	1.00%	2.25%	4.85%	6.61%
2005	11,976	13.429	15.418	182,741	0.43%	1.00%	2.25%	6.55%	7.86%
2004	11,922	12.537	14.294	168,963	2.88%	1.00%	2.25%	11.71%	13.10%
2003	11,521	11.170	12.639	144,649	0.28%	1.00%	2.25%	14.94%	29.91%
2002	10,438	9.522	9.664	100,874	0.33%	1.40%	2.05%	-13.70%	1.58%
The Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Subaccount
2006	1,391	7.591	27.763	12,994	0.10%	1.00%	2.25%	6.19%	8.12%
2005	1,314	7.049	25.677	11,831	N/A	1.00%	2.25%	1.28%	2.59%
2004	1,579	6.898	25.029	13,694	0.38%	1.00%	2.25%	3.81%	5.16%
2003	1,698	6.585	23.801	14,313	0.12%	1.00%	2.25%	23.23%	24.76%
2002	1,731	5.299	19.078	11,679	0.23%	1.00%	3.00%	-29.93%	-29.65%
Dreyfus Variable Investment Fund:
Dreyfus VIF Small Company Stock Subaccount
2006	47	14.271	17.501	815	11.96%	1.00%	2.25%	7.92%	9.85%
2005	47	13.081	15.931	749	5.23%	1.00%	2.25%	-1.44%	-0.22%
2004	55	13.200	15.966	874	8.57%	1.00%	2.25%	15.57%	17.01%
2003(14)	20	11.368	13.646	272	N/A	1.00%	2.25%	17.50%	40.84%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Scudder Variable Series I:(15)
DWS Bond VIP Subaccount
2006	2,187	8.128	13.260	19,656	2.21%	1.00%	2.25%	2.42%	3.68%
2005	821	7.936	12.840	7,111	4.23%	1.00%	2.25%	0.35%	1.59%
2004	861	7.900	12.689	7,237	4.05%	1.00%	2.25%	3.06%	4.33%
2003	1,053	7.647	12.210	8,499	5.99%	1.00%	2.25%	2.75%	4.02%
2002	2,214	7.424	11.785	17,198	6.35%	1.00%	3.00%	5.54%	6.17%
DWS Capital Growth VIP Subaccount
2006(16)	35,562	10.919	22.502	437,235	0.46%	1.00%	2.25%	5.50%	7.46%
2005(17)	25,302	10.201	20.940	311,314	0.30%	1.00%	2.25%	6.34%	7.88%
2004	5,815	9.493	19.410	56,134	0.52%	1.00%	2.25%	5.39%	6.91%
2003	5,444	8.914	18.155	49,512	0.40%	1.00%	2.25%	23.98%	25.63%
2002	5,041	7.124	14.451	36,569	0.35%	1.00%	3.00%	-30.16%	-29.89%
DWS Global Opportunities VIP Subaccount(18)
2006	8,692	22.631	23.166	196,701	1.00%	1.40%	2.05%	19.44%	20.40%
2005	8,854	18.797	19.329	166,441	0.56%	1.40%	2.05%	15.70%	16.56%
2004	7,842	16.127	16.650	126,466	0.24%	1.40%	2.05%	20.64%	21.64%
2003	7,393	13.257	13.753	98,017	0.09%	1.40%	2.05%	45.78%	47.03%
2002	7,117	9.017	9.402	64,171	N/A	1.40%	2.05%	-17.62%	-2.21%
DWS Growth & Income VIP Subaccount
2006	8,341	10.290	14.427	88,125	0.97%	1.00%	2.05%	11.01%	12.50%
2005(19)	9,933	9.182	12.952	93,661	0.86%	1.00%	2.05%	3.61%	4.92%
2004	5,667	8.778	12.457	49,809	0.76%	1.40%	2.05%	7.57%	8.64%
2003	5,799	8.080	11.541	46,914	0.99%	1.40%	2.05%	24.01%	24.99%
2002	5,766	6.464	9.274	37,291	1.06%	1.40%	2.05%	-24.19%	-0.70%
DWS Health Care VIP Subaccount(20)
2006	6,155	12.776	16.946	78,648	0.38%	1.40%	2.05%	3.65%	4.70%
2005	6,999	12.202	16.293	85,406	N/A	1.40%	2.05%	5.90%	7.01%
2004	7,282	11.403	15.333	83,046	N/A	1.40%	2.05%	6.97%	8.08%
2003	7,059	10.551	14.285	74,488	N/A	1.40%	2.05%	30.54%	31.86%
2002	6,232	8.002	10.906	49,863	N/A	1.40%	2.05%	-24.16%	1.28%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS International VIP Subaccount
2006	11,401	$13.088	$18.136	$151,896	1.85%	1.00%	2.25%	22.13%	24.67%
2005	11,507	10.540	14.548	123,173	1.51%	1.00%	2.25%	13.40%	15.02%
2004	11,356	9.199	12.728	106,311	1.25%	1.00%	2.25%	13.90%	15.37%
2003	11,326	8.005	11.137	92,299	0.76%	1.00%	2.25%	24.94%	26.49%
2002	12,444	6.354	8.882	83,409	0.88%	1.00%	3.00%	-19.49%	-17.17%
DWS Money Market VIP Subaccount
2006(21)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	4	10.771	10.807	48	1.53%	1.40%	1.40%	1.31%	1.31%
2004	14	10.667	10.667	149	0.91%	1.40%	1.40%	-0.50%	-0.50%
2003	12	10.393	10.721	133	1.23%	1.40%	1.40%	-0.58%	0.82%
2002	3	10.308	10.783	30	N/A	1.40%	1.40%	0.09%	1.49%
Scudder 21st Century Growth Subaccount
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005(22)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2004	5,703	5.077	12.871	28,956	N/A	1.40%	2.05%	8.37%	9.33%
2003	6,040	4.644	11.836	28,050	N/A	1.40%	2.05%	27.77%	29.07%
2002	5,790	3.598	9.232	20,833	N/A	1.40%	2.05%	-42.07%	-1.78%
DWS Scudder Variable Series II:(15)
DWS Balanced VIP Subaccount(23)
2006	46,425	2.238	12.852	345,141	2.53%	1.00%	2.25%	7.29%	9.15%
2005	54,942	2.055	11.901	369,547	2.47%	1.00%	2.25%	1.82%	3.27%
2004	65,001	1.995	11.649	416,701	1.65%	1.00%	2.25%	4.22%	5.73%
2003	74,476	1.892	11.138	440,847	3.06%	1.00%	2.25%	15.19%	16.77%
2002	83,840	1.624	9.636	416,026	2.89%	1.00%	3.00%	-16.22%	-9.23%
DWS Blue Chip VIP Subaccount
2006	15,323	1.602	16.226	175,736	6.00%	1.25%	2.05%	12.88%	14.22%
2005	16,582	1.402	14.325	163,268	0.94%	1.25%	2.05%	7.48%	8.71%
2004	17,892	1.290	13.285	158,659	0.62%	1.25%	2.05%	12.03%	14.60%
2003	18,296	1.126	11.690	137,127	0.70%	1.25%	2.05%	24.22%	25.68%
2002	16,215	0.896	9.379	78,102	0.40%	1.25%	2.05%	-23.08%	-3.11%
DWS Core Fixed Income VIP Subaccount(24)
2006	19,071	1.285	13.420	98,142	3.34%	1.00%	2.25%	1.72%	3.23%
2005	13,054	1.260	13.052	87,654	4.31%	1.00%	2.25%	-0.19%	1.24%
2004	14,835	1.260	12.943	92,790	5.25%	1.00%	2.25%	2.01%	3.49%
2003	16,883	1.233	12.556	98,747	3.70%	1.00%	2.25%	2.65%	4.09%
2002	17,704	1.188	12.110	99,482	3.12%	1.00%	3.00%	5.63%	6.52%
DWS Davis Venture Value VIP Subaccount
2006	18,456	13.517	16.273	249,555	0.63%	1.40%	2.05%	12.05%	13.26%
2005	18,998	11.935	14.474	226,815	0.74%	1.40%	2.05%	7.04%	8.13%
2004	18,366	11.038	13.475	202,796	0.41%	1.40%	2.05%	9.17%	10.28%
2003	16,169	10.008	12.301	161,895	0.48%	1.40%	2.05%	26.82%	28.05%
2002	14,493	7.816	9.666	113,303	0.15%	1.40%	2.05%	-16.95%	1.47%
DWS Dreman Financial Services VIP Subaccount
2006(25)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	5,097	12.755	13.660	69,620	1.83%	1.40%	2.05%	-2.45%	-1.45%
2004	5,795	13.075	13.860	80,309	1.52%	1.40%	2.05%	9.25%	10.46%
2003	5,779	11.968	12.548	72,507	1.40%	1.40%	2.05%	25.16%	26.37%
2002	5,697	9.562	9.930	56,572	0.88%	1.40%	2.05%	-9.78%	-0.02%
DWS Dreman High Return Equity VIP Subaccount
2006(26)	37,150	16.620	17.493	649,812	5.97%	1.40%	2.05%	15.84%	17.10%
2005	35,438	14.347	14.938	529,359	1.74%	1.40%	2.05%	5.36%	6.43%
2004	35,450	13.617	14.036	497,541	1.58%	1.40%	2.05%	11.34%	12.48%
2003	34,882	12.230	12.479	435,250	1.88%	1.40%	2.05%	28.85%	30.11%
2002	33,048	9.436	9.591	316,953	1.39%	1.40%	2.05%	-19.17%	-1.19%
DWS Dreman Small Cap Value VIP Subaccount
2006	37,162	2.540	22.869	374,647	8.72%	1.00%	2.25%	21.66%	23.83%
2005	40,096	2.072	18.514	327,181	9.30%	1.00%	2.25%	7.58%	9.16%
2004	42,968	1.918	17.002	308,558	0.82%	1.00%	2.25%	23.00%	24.78%
2003	39,751	1.553	13.660	222,551	2.27%	1.00%	2.25%	38.81%	40.63%
2002	43,904	1.116	8.945	149,053	0.41%	1.00%	2.80%	-13.13%	-12.10%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS Global Thematic VIP Subaccount(27)
2006	5,034	$18.686	$20.401	$94,058	6.86%	1.40%	2.05%	27.06%	28.35%
2005	3,687	14.559	16.002	53,690	0.25%	1.40%	2.05%	20.04%	21.25%
2004	2,999	12.007	12.007	36,009	1.17%	1.40%	1.40%	13.18%	13.18%
2003	2,918	10.609	11.817	30,965	0.34%	1.40%	2.05%	26.38%	27.35%
2002	2,745	8.331	9.319	22,865	0.65%	1.40%	2.05%	-10.43%	-7.08%
DWS Government & Agency Securities VIP Subaccount(28)
2006	19,783	1.335	13.593	107,694	3.94%	1.00%	2.25%	1.66%	3.13%
2005	24,348	1.310	13.232	121,446	4.81%	1.00%	2.25%	0.19%	1.56%
2004	29,192	1.306	13.080	134,445	3.59%	1.00%	2.25%	1.28%	2.72%
2003	37,820	1.287	12.784	163,000	5.36%	1.00%	2.25%	-0.22%	1.24%
2002	50,525	1.275	12.676	237,363	3.09%	1.00%	3.00%	5.67%	6.56%
DWS High Income VIP Subaccount
2006	23,378	1.155	15.166	188,470	7.81%	1.00%	2.25%	7.90%	9.38%
2005	27,783	1.069	14.006	198,591	9.22%	1.00%	2.25%	1.34%	2.86%
2004	33,615	1.052	13.774	229,629	7.16%	1.00%	2.25%	9.82%	11.30%
2003	40,437	0.957	12.499	235,030	8.06%	1.00%	2.25%	21.65%	23.39%
2002	40,754	0.778	10.239	179,672	9.68%	1.00%	3.00%	-2.50%	5.29%
DWS International Select Equity VIP Subaccount
2006	25,826	2.667	18.703	160,747	1.99%	1.00%	2.05%	22.55%	24.32%
2005	29,642	2.168	15.209	137,646	2.68%	1.00%	2.05%	11.71%	13.38%
2004	34,689	1.932	13.568	125,666	0.97%	1.00%	2.05%	15.47%	17.07%
2003	33,625	1.667	11.710	96,753	1.12%	1.00%	2.05%	26.83%	28.54%
2002	36,850	1.299	9.202	75,047	0.42%	1.00%	2.80%	-15.22%	-1.69%
DWS Janus Growth & Income VIP Subaccount
2006	14,783	9.532	14.399	140,945	0.64%	1.40%	2.05%	5.82%	6.94%
2005	15,203	8.914	13.560	135,524	0.22%	1.40%	2.05%	9.47%	10.56%
2004	16,003	8.062	12.345	129,027	N/A	1.40%	2.05%	8.85%	9.97%
2003	17,467	7.331	11.302	128,062	0.70%	1.40%	2.05%	21.46%	22.66%
2002	17,677	5.952	9.235	105,208	0.66%	1.40%	2.05%	-21.65%	-0.56%
DWS Janus Growth Opportunities VIP Subaccount
2006(29)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	13,748	6.270	13.854	86,204	0.32%	1.40%	2.05%	4.98%	6.19%
2004	15,327	5.904	13.152	90,502	N/A	1.40%	2.05%	9.95%	11.02%
2003	16,951	5.318	11.920	90,163	N/A	1.40%	2.05%	23.71%	24.99%
2002	17,795	4.255	9.603	75,716	N/A	1.40%	2.05%	-31.58%	1.35%
DWS Large Cap Value VIP Subaccount(30)
2006	23,216	2.372	14.866	144,836	1.57%	1.00%	2.05%	12.66%	14.27%
2005	26,326	2.098	13.061	144,770	1.83%	1.00%	2.05%	-0.46%	0.96%
2004	30,700	2.099	12.988	163,457	1.52%	1.00%	2.05%	7.44%	8.98%
2003	32,630	1.946	11.965	149,054	1.80%	1.00%	2.05%	29.54%	31.28%
2002	35,977	1.484	9.162	113,597	1.57%	1.00%	2.80%	-16.69%	-16.05%
DWS Legg Mason Aggressive Growth VIP Subaccount(31)
2006(32)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	3,371	9.821	15.559	33,120	N/A	1.40%	2.05%	10.96%	11.98%
2004	3,179	8.770	13.975	27,892	N/A	1.40%	2.05%	9.20%	10.47%
2003	3,310	7.939	12.753	26,296	N/A	1.40%	2.05%	32.54%	33.66%
2002	3,074	5.940	9.589	18,257	N/A	1.40%	2.05%	-31.87%	4.47%
DWS MFS Strategic Value VIP Subaccount
2006(33)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	3	13.188	13.346	35	10.12%	1.70%	2.05%	-2.59%	-2.25%
2004	3	13.538	13.654	38	0.13%	1.70%	2.05%	15.03%	15.43%
2003(34)	2	11.769	11.829	28	N/A	1.70%	2.05%	23.81%	24.24%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Mid Cap Growth VIP Subaccount(35)
2006	3,096	11.534	16.113	35,729	N/A	1.40%	2.05%	8.33%	9.43%
2005	3,551	10.540	14.823	37,444	N/A	1.40%	2.05%	12.36%	13.46%
2004	3,665	9.290	13.148	34,058	N/A	1.40%	2.05%	1.52%	2.47%
2003	3,915	9.066	12.906	35,503	N/A	1.40%	2.05%	30.75%	32.29%
2002	4,070	6.853	9.837	27,890	0.45%	1.40%	2.05%	-27.08%	-1.85%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS Money Market VIP Subaccount
2006(36)	26,641	$1.000	$13.183	$146,351	5.05%	1.00%	2.25%	2.36%	4.66%
2005	25,754	0.977	12.598	136,873	3.01%	1.00%	2.25%	0.55%	2.81%
2004	26,603	0.972	11.181	135,778	0.99%	1.00%	2.25%	-1.31%	-0.09%
2003	34,208	0.984	12.143	181,973	0.77%	1.00%	2.25%	-1.50%	0.72%
2002	54,362	0.990	12.056	306,311	1.39%	1.00%	3.00%	-0.86%	1.36%
DWS Oak Strategic Equity VIP Subaccount
2006(37)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	7,013	6.252	12.313	43,880	0.02%	1.40%	2.05%	-6.41%	-5.33%
2004	8,548	6.604	13.112	56,495	N/A	1.40%	2.05%	-1.15%	-0.09%
2003	9,193	6.610	13.219	60,811	N/A	1.40%	2.05%	46.14%	47.72%
2002	7,019	4.474	9.015	31,408	N/A	1.40%	2.05%	-40.57%	1.52%
DWS Small Cap Growth VIP Subaccount
2006	29,292	1.254	14.796	142,349	N/A	1.00%	2.25%	2.16%	4.23%
2005(38)	34,756	1.218	14.357	160,316	N/A	1.00%	2.25%	4.59%	6.01%
2004	38,500	1.163	13.680	144,539	N/A	1.00%	2.25%	8.31%	9.92%
2003	44,561	1.072	12.586	141,216	N/A	1.00%	2.25%	29.85%	31.63%
2002	45,002	0.817	9.660	100,125	N/A	1.00%	3.00%	-34.93%	1.94%
DWS Strategic Income VIP Subaccount
2006	3,932	1.497	14.225	51,496	4.96%	1.25%	2.05%	6.57%	7.64%
2005	3,351	1.390	13.235	38,607	7.85%	1.25%	2.05%	-0.12%	1.12%
2004	2,702	1.375	13.108	30,732	4.27%	1.25%	2.05%	6.09%	7.25%
2003	2,474	1.282	12.239	28,082	1.47%	1.25%	2.05%	5.43%	6.52%
2002	2,400	1.204	11.507	24,573	2.28%	1.25%	1.40%	9.77%	9.93%
DWS Technology VIP Subaccount(39)
2006	16,513	0.833	13.400	110,677	N/A	1.00%	2.25%	-2.22%	-0.24%
2005	20,377	0.846	13.569	131,027	0.45%	1.00%	2.25%	1.20%	2.72%
2004	24,947	0.833	13.362	145,056	N/A	1.00%	2.25%	-0.57%	0.91%
2003	25,760	0.835	13.392	153,801	N/A	1.00%	2.25%	43.25%	45.15%
2002	28,007	0.575	9.317	145,624	0.11%	1.00%	3.00%	-36.79%	2.62%
DWS Turner Mid Cap Growth VIP Subaccount
2006	8,700	10.849	17.093	94,399	8.00%	1.40%	2.05%	4.08%	5.05%
2005	9,415	10.327	16.366	97,239	N/A	1.40%	2.05%	9.02%	10.23%
2004	10,139	9.369	14.961	94,997	N/A	1.40%	2.05%	8.41%	9.50%
2003	9,951	8.556	13.753	85,147	N/A	1.40%	2.05%	45.11%	46.45%
2002	7,947	5.842	9.446	46,432	N/A	1.40%	2.05%	-33.21%	0.48%
SVS Eagle Focused Large Cap Growth Subaccount
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005(40)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2004	7,163	8.339	11.317	59,773	N/A	1.40%	2.05%	-0.53%	0.45%
2003	7,149	8.302	11.339	59,386	N/A	1.40%	2.05%	23.61%	24.79%
2002	6,095	6.652	9.142	40,566	N/A	1.40%	2.05%	-28.35%	-2.40%
SVS Focus Value + Growth Subaccount
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005(41)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2004	13,382	1.583	13.286	55,062	0.81%	1.00%	2.05%	8.68%	10.23%
2003	14,973	1.451	12.183	53,599	0.77%	1.00%	2.05%	29.63%	31.35%
2002	16,459	1.106	9.366	39,194	0.56%	1.00%	2.80%	-27.38%	-4.81%
Scudder Growth Subaccount
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005(42)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2004	45,208	1.739	11.865	216,809	0.27%	1.00%	2.25%	2.66%	4.10%
2003	53,620	1.675	11.517	239,685	0.12%	1.00%	2.25%	21.70%	23.48%
2002	54,587	1.360	9.431	178,843	N/A	1.00%	3.00%	-30.28%	0.73%
SVS Index 500 Subaccount
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005(43)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2004	25,792	8.699	12.834	224,389	0.96%	1.40%	2.05%	7.77%	8.86%
2003	25,469	7.991	11.868	203,544	1.05%	1.40%	2.05%	25.01%	26.16%
2002	23,118	6.334	9.461	146,428	0.55%	1.40%	2.05%	-23.41%	1.62%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Scudder New Europe Subaccount
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2004	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002(44)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Scudder Investments VIT Funds:(15)
DWS RREEF Real Estate Securities VIP Subaccount(45)
2006	2	$23.323	$23.618	$47	1.50%	1.70%	2.05%	34.38%	34.84%
2005	1	17.356	17.515	14	12.14%	1.70%	2.05%	9.08%	9.46%
2004	—	15.911	16.002	6	0.77%	1.70%	2.05%	28.10%	28.54%
2003(46)	1	12.421	12.449	16	N/A	1.70%	2.05%	24.21%	24.49%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Equity 500 Index VIP Subaccount
2006	17,692	11.451	11.595	205,133	1.14%	1.40%	2.05%	12.90%	13.93%
2005(47)	19,136	10.143	10.177	194,745	2.70%	1.40%	2.05%	3.40%	4.12%
2004	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Asset Manager Subaccount
2006	311	25.567	27.432	8,293	2.84%	1.00%	2.05%	5.17%	6.26%
2005	386	24.311	25.817	9,691	2.79%	1.00%	2.05%	1.96%	3.02%
2004	485	23.844	25.060	11,842	2.69%	1.00%	2.05%	3.34%	4.42%
2003	424	23.072	23.999	9,958	2.71%	1.00%	2.05%	15.61%	16.81%
2002	292	19.957	20.546	5,884	4.03%	1.00%	2.80%	-10.56%	-9.63%
Fidelity VIP Contrafund Subaccount
2006	2,790	16.913	42.983	114,012	9.49%	1.00%	2.25%	8.70%	10.61%
2005	2,927	15.488	38.859	108,370	0.29%	1.00%	2.25%	14.37%	15.78%
2004	2,785	13.549	33.562	89,791	0.31%	1.00%	2.25%	12.93%	14.33%
2003	2,537	12.007	29.355	72,057	0.43%	1.00%	2.25%	25.64%	27.19%
2002	2,401	9.558	23.079	54,054	0.85%	1.00%	3.00%	-11.35%	-10.25%
Fidelity VIP Equity Income Subaccount
2006	1,547	15.761	45.519	65,415	15.13%	1.00%	2.25%	17.01%	19.01%
2005	1,587	13.410	38.249	56,882	5.54%	1.00%	2.25%	3.54%	4.82%
2004	1,986	12.963	36.490	67,669	1.93%	1.00%	2.25%	9.07%	10.42%
2003	2,149	11.893	33.046	66,628	1.56%	1.00%	2.25%	27.47%	29.04%
2002	1,845	9.334	25.609	44,934	4.04%	1.00%	3.00%	-18.78%	-17.77%
Fidelity VIP Growth Subaccount
2006	845	13.051	52.737	42,027	0.40%	1.00%	2.25%	3.81%	5.79%
2005	1,020	12.496	49.849	47,989	0.51%	1.00%	2.25%	3.48%	4.75%
2004	1,322	12.087	47.586	59,157	0.27%	1.00%	2.25%	1.10%	2.35%
2003	1,497	11.962	46.493	65,681	0.27%	1.00%	2.25%	29.93%	31.53%
2002	1,600	9.210	35.347	53,797	0.25%	1.00%	3.00%	-31.65%	-30.80%
Fidelity VIP Index 500 Subaccount
2006	812	14.882	175.678	133,005	1.71%	1.00%	2.25%	12.57%	14.59%
2005	926	13.155	153.315	132,764	1.67%	1.00%	2.25%	2.26%	3.79%
2004	920	12.839	147.718	129,183	1.23%	1.00%	2.25%	7.91%	9.52%
2003	879	11.875	134.882	115,587	1.34%	1.00%	2.25%	25.28%	27.14%
2002	940	9.460	106.090	97,664	1.24%	1.00%	3.00%	-24.16%	-23.02%
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities Subaccount
2006	860	14.011	15.927	13,524	1.44%	1.00%	2.25%	14.07%	15.97%
2005	788	12.165	13.734	10,734	1.53%	1.00%	2.25%	1.16%	2.41%
2004	725	11.962	13.411	9,672	1.78%	1.00%	2.25%	8.55%	9.90%
2003(48)	229	12.104	12.183	2,783	0.40%	1.00%	2.25%	21.85%	23.05%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Small Cap Value Securities Subaccount
2006	310	17.293	20.248	6,211	4.24%	1.00%	2.25%	14.02%	15.83%
2005	286	15.034	17.481	4,949	1.36%	1.00%	2.25%	6.38%	7.69%
2004	183	14.056	16.232	2,958	0.12%	1.00%	2.25%	21.02%	22.52%
2003(49)	28	13.141	13.227	376	0.00%	1.00%	2.25%	29.22%	30.49%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Franklin Strategic Income Securities Subaccount
2006	604	$12.219	$12.783	$7,642	2.88%	1.00%	2.25%	5.87%	7.18%
2005	1,478	11.542	11.927	17,455	2.77%	1.00%	2.25%	-0.77%	0.45%
2004	350	11.632	11.873	4,127	3.46%	1.00%	2.25%	7.37%	8.71%
2003(50)	144	10.833	10.904	1,571	0.19%	1.00%	2.25%	17.46%	18.62%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin U.S. Government Subaccount
2006	206	10.247	10.719	2,166	4.20%	1.00%	2.25%	1.73%	2.99%
2005	214	10.072	10.412	2,210	7.83%	1.00%	2.25%	0.16%	1.39%
2004	1,315	10.056	10.320	13,428	5.59%	1.00%	2.25%	1.19%	2.45%
2003(51)	1,163	9.938	10.003	11,628	0.03%	1.00%	2.25%	-0.04%	0.95%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Zero Coupon 2010 Subaccount
2006	1,810	10.056	10.596	18,802	3.83%	1.00%	2.25%	0.15%	1.38%
2005	1,898	10.041	10.503	19,521	3.38%	1.00%	2.25%	-0.90%	0.32%
2004	1,127	10.132	10.521	11,591	5.40%	1.00%	2.25%	2.15%	3.42%
2003(52)	1,056	9.919	9.984	10,535	0.03%	1.00%	2.25%	1.13%	2.13%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Discovery Securities Subaccount
2006	1,356	18.158	20.347	27,250	4.69%	1.00%	2.25%	20.26%	21.84%
2005	1,120	15.006	16.699	18,534	1.19%	1.00%	2.25%	13.42%	14.82%
2004	511	13.159	14.544	7,396	0.88%	1.00%	2.25%	15.59%	17.02%
2003(53)	117	12.327	12.408	1,447	0.07%	1.00%	2.25%	26.15%	27.40%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Shares Securities Subaccount
2006	434	15.558	17.200	7,374	4.36%	1.00%	2.25%	15.62%	17.21%
2005	306	13.365	14.675	4,449	1.15%	1.00%	2.25%	8.13%	9.46%
2004	192	12.294	13.406	2,561	0.76%	1.00%	2.25%	10.15%	11.51%
2003(54)	76	11.923	12.002	911	0.11%	1.00%	2.25%	22.40%	23.60%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Developing Markets Securities Subaccount
2006	427	23.841	28.682	12,078	1.22%	1.00%	2.25%	25.28%	26.82%
2005	383	18.928	22.615	8,582	1.29%	1.00%	2.25%	24.63%	26.17%
2004	250	15.106	17.925	4,447	1.56%	1.00%	2.25%	21.96%	23.47%
2003	82	13.164	14.493	1,177	0.17%	1.00%	2.25%	49.66%	51.12%
2002	3	8.725	8.725	29	N/A	1.40%	1.40%	-1.53%	-1.53%
ING Investors Trust:
ING JPMorgan Emerging Markets Equity Subaccount
2006	621	19.546	19.765	12,228	1.73%	1.00%	2.05%	33.45%	34.84%
2005(55)	686	14.647	14.659	10,051	0.41%	1.00%	2.05%	2.57%	2.65%
2004	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP Emerging Markets Fund Inc.:
ING VP Emerging Markets Subaccount
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005(56)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2004	682	7.974	11.641	7,724	0.82%	1.00%	2.05%	19.26%	20.50%
2003	773	6.686	9.661	7,287	N/A	1.00%	2.05%	44.25%	45.75%
2002	807	4.635	6.628	5,236	N/A	1.00%	2.80%	-11.15%	-10.23%
ING VP Natural Resources Trust:
ING VP Natural Resources Trust Subaccount
2006	485	29.293	31.521	14,768	8.28%	1.00%	2.05%	19.29%	20.53%
2005	504	24.556	26.152	12,784	3.25%	1.00%	2.05%	39.99%	41.44%
2004	269	17.540	18.489	4,827	0.83%	1.00%	2.05%	10.39%	11.55%
2003	228	15.889	16.576	3,684	N/A	1.00%	2.05%	27.91%	29.24%
2002	242	12.422	12.826	3,033	0.19%	1.00%	2.80%	-4.06%	-3.07%

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Janus Aspen Series:
Janus Aspen Balanced Subaccount
2006	3,026	$13.278	$36.536	$106,171	2.11%	1.00%	2.25%	7.87%	9.63%
2005	3,511	12.272	33.328	112,640	2.17%	1.00%	2.25%	5.58%	6.88%
2004	4,095	11.631	31.181	123,365	2.12%	1.00%	2.25%	6.13%	7.45%
2003	4,946	10.961	29.019	139,284	2.20%	1.00%	2.25%	11.54%	12.92%
2002	5,660	9.836	25.699	141,809	2.44%	1.00%	3.00%	-8.50%	-7.37%
Janus Aspen Forty Subaccount(57)
2006	140	11.702	11.702	1,643	0.34%	1.40%	1.40%	7.84%	7.84%
2005	152	10.851	10.851	1,651	0.21%	1.40%	1.40%	11.29%	11.29%
2004	165	9.750	9.750	1,612	0.24%	1.40%	1.40%	16.59%	16.59%
2003	187	8.362	8.362	1,562	0.48%	1.40%	1.40%	18.87%	18.87%
2002	193	7.035	7.035	1,356	0.59%	1.40%	1.40%	-16.84%	-16.84%
Janus Aspen Growth and Income Subaccount
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2004	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2003(58)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	3,720	11.570	11.570	43,040	0.77%	1.40%	1.40%	-22.62%	-22.62%
Janus Aspen Large Cap Growth Subaccount(59)
2006	1,822	13.392	26.283	46,182	0.46%	1.00%	2.25%	8.11%	10.28%
2005	2,205	12.297	23.833	50,851	0.31%	1.00%	2.25%	2.00%	3.26%
2004	2,807	12.064	23.082	62,882	0.13%	1.00%	2.25%	2.21%	3.48%
2003	3,904	11.815	22.305	84,379	0.07%	1.00%	2.25%	28.84%	30.43%
2002	9,555	7.687	17.102	110,021	N/A	1.00%	3.00%	-28.13%	-27.24%
Janus Aspen Mid Cap Growth Subaccount
2006	1,697	18.036	34.994	57,352	N/A	1.00%	2.25%	10.56%	12.49%
2005	2,000	16.244	31.108	60,276	N/A	1.00%	2.25%	9.84%	11.20%
2004	2,358	14.796	27.976	64,102	N/A	1.00%	2.25%	18.08%	19.55%
2003	2,722	12.534	23.401	62,097	N/A	1.00%	2.25%	32.13%	33.77%
2002	3,312	9.491	17.494	56,666	N/A	1.00%	3.00%	-29.52%	-28.65%
Janus Aspen Mid Cap Value Subaccount(60)
2006	632	16.407	19.416	12,115	8.21%	1.00%	2.25%	12.31%	13.93%
2005	267	14.501	17.043	4,506	10.07%	1.00%	2.25%	7.59%	8.92%
2004	154	13.405	15.647	2,403	1.85%	1.00%	2.25%	15.20%	16.63%
2003(61)	29	13.307	13.394	395	0.00%	1.00%	2.25%	33.14%	39.04%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janus Aspen Small Company Value Subaccount(62)
2006	360	15.736	19.459	6,899	0.83%	1.00%	2.25%	18.84%	20.67%
2005	346	13.131	16.126	5,505	0.01%	1.00%	2.25%	1.16%	2.41%
2004	109	12.911	15.747	1,702	5.45%	1.00%	2.25%	15.48%	16.91%
2003(63)	68	13.359	13.447	916	N/A	1.00%	2.25%	38.98%	40.35%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janus Aspen Worldwide Growth Subaccount
2006	2,448	13.344	36.339	85,810	1.66%	1.00%	2.25%	14.91%	17.04%
2005	2,981	11.546	31.049	89,588	1.27%	1.00%	2.25%	3.54%	4.82%
2004	3,840	11.160	29.621	110,482	0.95%	1.00%	2.25%	2.47%	3.74%
2003	4,891	10.896	28.553	136,089	1.06%	1.00%	2.25%	21.26%	22.76%
2002	5,892	8.991	23.259	134,031	0.86%	1.00%	3.00%	-27.14%	-26.24%
JPMorgan Insurance Trust:(64)
JPMorgan Insurance Trust Balanced Subaccount(65)
2006	5	11.384	11.728	55	6.32%	1.25%	2.25%	8.46%	9.61%
2005	3	10.488	10.700	36	5.00%	1.25%	2.25%	0.25%	1.24%
2004(66)	—	10.462	10.569	3	N/A	1.25%	2.25%	3.40%	4.42%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Subaccount(67)
2006	—	10.352	10.665	10	3.79%	1.25%	2.25%	1.85%	2.85%
2005	1	10.164	10.369	15	2.05%	1.25%	2.25%	0.14%	1.13%
2004(68)	—	10.149	10.253	2	N/A	1.25%	2.25%	1.84%	2.84%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
JPMorgan Insurance Trust Diversified Equity Subaccount(69)
2006	176	$12.149	$12.611	$2,200	0.64%	1.00%	2.25%	13.37%	15.00%
2005	129	10.695	10.966	1,405	1.81%	1.00%	2.25%	0.08%	1.32%
2004(70)	1,342	10.686	10.823	14,477	N/A	1.00%	2.25%	4.68%	5.98%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount(71)
2006	67	13.169	13.670	904	2.28%	1.00%	2.25%	8.60%	10.29%
2005	36	12.088	12.395	437	N/A	1.00%	2.25%	8.66%	10.00%
2004(72)	3	11.125	11.268	37	N/A	1.00%	2.25%	10.13%	11.50%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount(73)
2006	132	14.012	14.544	1,913	11.29%	1.00%	2.25%	13.88%	15.57%
2005	125	12.274	12.585	1,567	14.04%	1.00%	2.25%	7.35%	8.67%
2004(74)	498	11.434	11.581	5,741	N/A	1.00%	2.25%	12.85%	14.25%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Equity Index Subaccount(75)
2006	9	12.696	13.179	121	1.25%	1.00%	2.25%	12.48%	14.28%
2005	7	11.247	11.532	83	1.64%	1.00%	2.25%	2.16%	3.42%
2004(76)	3	11.009	11.150	30	N/A	1.00%	2.25%	7.91%	9.24%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Government Bond Subaccount(77)
2006	13	10.397	10.712	132	9.09%	1.25%	2.25%	1.20%	2.20%
2005	85	10.274	10.482	890	N/A	1.25%	2.25%	0.82%	1.82%
2004(78)	—	10.190	10.295	—	N/A	1.25%	2.25%	2.33%	3.35%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Intrepid Growth Subaccount(79)
2006	—	11.220	11.560	—	0.14%	1.25%	2.25%	2.60%	4.08%
2005	7	10.887	11.107	74	0.28%	1.25%	2.25%	2.75%	3.76%
2004(80)	3	10.596	10.705	28	N/A	1.25%	2.25%	4.69%	5.72%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Intrepid Mid Cap Subaccount(81)
2006	361	14.479	15.029	5,375	24.59%	1.00%	2.25%	11.21%	12.99%
2005	402	12.972	13.301	5,313	0.16%	1.00%	2.25%	14.53%	15.94%
2004(82)	4	11.327	11.472	44	N/A	1.00%	2.25%	11.90%	13.28%
2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Series Trust II:
JPMorgan International Equity Subaccount(83)
2006	1,780	17.848	20.638	36,195	1.04%	1.00%	2.25%	18.81%	20.83%
2005	1,949	14.873	17.079	32,886	0.88%	1.00%	2.25%	8.26%	9.60%
2004	1,993	13.664	15.583	30,771	0.52%	1.00%	2.25%	15.76%	17.20%
2003(84)	1,420	13.188	13.275	18,835	N/A	1.00%	2.25%	29.53%	30.81%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan MidCap Value Subaccount
2006	717	16.236	18.513	13,127	3.41%	1.00%	2.25%	13.96%	15.69%
2005	1,272	12.244	16.003	20,143	1.56%	1.00%	2.25%	6.82%	8.35%
2004	848	13.158	14.799	12,457	0.27%	1.00%	2.25%	18.39%	19.86%
2003(85)	107	12.246	12.327	1,322	N/A	1.00%	2.25%	26.78%	28.03%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets(1) (000s)	Investment Income Ratio(2)	Expense Ratio(3)		Total Return(4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
JPMorgan Small Company Subaccount
2006	515	$17.403	$20.827	$10,415	2.94%	1.00%	2.25%	11.78%	13.87%
2005	624	15.442	18.290	11,107	12.92%	1.00%	2.25%	1.15%	2.39%
2004	667	15.237	17.863	11,629	N/A	1.00%	2.25%	24.37%	25.91%
2003	719	12.228	14.187	9,961	N/A	1.00%	2.25%	32.99%	34.63%
2002	800	9.176	10.538	8,265	0.24%	1.00%	3.00%	-23.28%	-22.43%
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Subaccount
2006	311	12.654	14.428	4,428	0.19%	1.00%	2.25%	4.91%	6.62%
2005	336	11.951	13.533	4,500	0.73%	1.00%	2.25%	2.56%	3.83%
2004	336	11.590	13.034	4,356	0.20%	1.00%	2.25%	4.26%	5.56%
2003(86)	127	12.247	12.327	1,571	N/A	1.00%	2.25%	27.82%	29.08%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Securities Subaccount
2006	1,792	18.166	21.910	38,746	5.97%	1.00%	2.25%	14.42%	16.20%
2005	1,672	15.741	18.855	31,260	0.84%	1.00%	2.25%	11.56%	12.93%
2004	1,486	14.035	16.695	24,671	0.81%	1.00%	2.25%	16.26%	17.70%
2003(87)	517	14.069	14.161	7,318	N/A	1.00%	2.25%	39.72%	41.10%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer High Income Subaccount
2006	211	12.474	13.049	2,732	6.45%	1.00%	2.25%	6.83%	8.15%
2005	193	11.677	12.066	2,310	6.58%	1.00%	2.25%	-0.23%	1.00%
2004	223	11.704	11.947	2,652	3.80%	1.00%	2.25%	6.33%	7.65%
2003(88)	71	11.007	11.080	785	N/A	1.00%	2.25%	21.07%	22.27%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Subaccount
2006	1,231	14.027	15.595	18,921	0.94%	1.00%	2.25%	11.94%	13.63%
2005	1,187	12.431	13.725	16,106	0.39%	1.00%	2.25%	3.42%	4.70%
2004	244	11.955	13.109	3,177	0.64%	1.00%	2.25%	6.74%	8.06%
2003(89)	119	12.032	12.111	1,435	N/A	1.00%	2.25%	23.66%	24.88%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Small Cap Subaccount
2006	619	16.294	20.011	12,222	2.90%	1.00%	2.25%	11.57%	13.53%
2005	541	14.452	17.627	9,443	2.61%	1.00%	2.25%	7.31%	8.63%
2004	557	13.396	16.226	8,965	N/A	1.00%	2.25%	16.55%	18.00%
2003(90)	241	13.639	13.729	3,309	N/A	1.00%	2.25%	41.07%	42.46%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer MidCap Fund Subaccount(91)
2006	63	13.225	16.051	993	N/A	1.00%	2.25%	-0.06%	1.69%
2005	80	13.095	15.785	1,257	N/A	1.00%	2.25%	9.53%	10.88%
2004	80	11.892	14.236	1,131	N/A	1.00%	2.25%	16.80%	18.25%
2003(92)	24	11.941	12.019	292	N/A	1.00%	2.25%	22.68%	23.89%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Strategic Bond Subaccount
2006	614	11.988	12.540	7,604	6.03%	1.00%	2.25%	4.88%	6.17%
2005	1,706	11.430	11.811	19,952	3.20%	1.00%	2.25%	0.23%	1.47%
2004	943	11.404	11.640	10,907	1.79%	1.00%	2.25%	6.04%	7.36%
2003(93)	127	10.754	10.825	1,370	N/A	1.00%	2.25%	14.58%	15.71%
2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount
2006	14	12.992	12.992	182	4.29%	1.40%	1.40%	0.78%	0.78%
2005	15	12.892	12.892	198	3.09%	1.40%	1.40%	3.70%	3.70%
2004	19	12.432	12.432	236	4.26%	1.40%	1.40%	4.10%	4.10%
2003	18	11.943	11.943	220	2.79%	1.40%	1.40%	0.86%	0.86%
2002	18	11.841	11.841	210	4.34%	1.40%	1.40%	6.68%	6.68%
PIMCO Low Duration Subaccount
2006	10	12.425	12.425	136	4.08%	1.40%	1.40%	2.54%	2.54%
2005	11	12.117	12.117	138	2.97%	1.40%	1.40%	-0.38%	-0.38%
2004	17	12.164	12.164	204	1.54%	1.40%	1.40%	0.44%	0.44%
2003	18	12.110	12.110	214	1.80%	1.40%	1.40%	0.93%	0.93%
2002	19	11.998	11.998	231	3.94%	1.40%	1.40%	5.57%	5.57%

(1)	Net Assets equals Contract Owners’ Equity.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(2)

This ratio represents dividends recorded by the subaccount from the underlying mutual fund divided by the average net assets. This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends.

(3)

This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded.

(4)

Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated. The Archway product has total returns outside the ranges provided that do not correspond to the minimum or maximum expense ratio. This product invests in shares at the fund level that typically experience additional expenses. This can result in a lower subaccount total return than another product with a higher rider expense ratio.

(5)	Effective October 15, 2004, fund name was changed to AIM Variable Insurance Funds from INVESCO Variable Investment Funds, Inc.

(6)	Effective October 15, 2004, name was changed to AIM V.I. Financial Services Fund Subaccount from INVESCO VIF-Financial Services Subaccount.

(7)	For the period (commencement of operations): May 2, 2003 to December 31, 2003—AIM V.I. Financial Services Fund Subaccount.

(8)

Effective July 1, 2005, name was changed to AIM V.I. Global Health Care Subaccount from AIM V.I. Health Sciences Subaccount. Previous to this date, effective October 15, 2004, name was changed to AIM V.I. Health Sciences Subaccount from INVESCO VIF-Health Sciences Subaccount.

(9)	For the period (commencement of operations): May 6, 2003 to December 31, 2003—AIM V.I. Global Health Care Subaccount.

(10)

Effective October 15, 2004, name was changed to AIM V.I. Real Estate Subaccount from INVESCO VIF-Real Estate Opportunity Subaccount. Effective July 3, 2006, name was changed to AIM V.I. Global Real Estate Subaccount from AIM V.I. Real Estate Subaccount.

(11)	For the period (commencement of operations): May 8, 2003 to December 31, 2003—AIM V.I. Real Estate Subaccount.

(12)	Effective October 15, 2004, name was changed to AIM V.I. Utilities Subaccount from INVESCO VIF-Utilities Subaccount.

(13)	Effective February 21, 2005, name was changed to Credit Suisse Trust Global Small Cap Subaccount from Credit Suisse Trust Global Post-Venture Capital Subaccount.

(14)	For the period (commencement of operations): May 12, 2003 to December 31, 2003—Dreyfus VIF Small Company Stock Subaccount.

(15)

Effective Februry 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder Funds have been renamed DWS funds. The Scudder Variable 1Series I and Variable Series II portfolios and the Scudder Investments VIT funds were renamed Variable Insurance Products (VIP).

(16)	Effective December 8, 2006, DWS Capital Growth VIP Subaccount acquired DWS Janus Growth Opportunities VIP, DWS Legg Mason Aggressive Growth VIP and DWS Oak Strategic Equity VIP Subaccounts.

(17)

Effective April 29, 2005, Scudder Variable Series I’s Scudder Capital Growth Subaccount acquired Scudder Variable Series II’s Scudder Growth and Scudder Variable Series II’s SVS Eagle Focused Large Cap Growth Subaccounts.

(18)	Effective February 6, 2006, name was changed from Scudder Global Discovery Subaccount.

(19)	Effective April 29, 2005, Scudder Variable Series I’s Scudder Growth and Income Subaccount acquired Scudder Variable Series II’s SVS Focus Value + Growth Subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(20)	Effective February 6, 2006, name was changed from Scudder Health Sciences Subaccount.

(21)	For the period (cessation of operations): January 1, 2006 to November 2, 2006 DWS Variable Series I’s Money Market Subaccount. Fund merged with DWS Money Market VIP Subaccount.

(22)

For the period (cessation of operations): January 1, 2005 to April 28, 2005—Scudder Variable Series I’s 21st Century Growth Subaccount. Fund merged with Scudder Variable Series II’s Scudder Small Cap Growth Subaccount.

(23)	Effective February 6, 2006, name was changed from Scudder Total Return Subaccount.

(24)	Effective February 6, 2006, name was changed from Scudder Fixed Income Subaccount.

(25)	For the period (cessation of operations): January 1, 2006 to September 14, 2006 DWS Dreman Financial Services VIP Subaccount. Fund merged with DWS Dreman High Return Equity VIP Subaccount.

(26)	Effective September 15, 2006, DWS Dreman High Return Equity VIP Subaccount acquired DWS Dreman Financial Services VIP and DWS MFS Strategic Value Subaccounts.

(27)	Effective February 6, 2006, name was changed from Scudder Global Blue Chip Subaccount.

(28)	Effective May 1, 2004, name was changed from Scudder Government Securities Subaccount.

(29)	For the period (cessation of operations): January 1, 2006 to December 7, 2006 DWS Janus Growth Opportunities VIP Subaccount. Fund merged with DWS Capital Growth VIP Subaccount.

(30)	Effective May 1, 2004, name was changed from Scudder Contrarian Value Subaccount.

(31)

Effective May 1, 2006, name was changed to DWS Legg Mason Aggressive Growth VIP Subaccount. Previous to this date, effective August 1, 2005, name was changed from SVS INVESCO Dynamic Growth Subaccount.

(32)	For the period (cessation of operations): January 1, 2006 to December 7, 2006 DWS Legg Mason Aggressive Growth VIP Subaccount. Fund merged with DWS Capital Growth VIP Subaccount.

(33)	For the period (cessation of operations): January 1, 2006 to September 14, 2006 DWS MFS Strategic Value VIP Subaccount. Fund merged with DWS Dreman High Return Equity VIP Subaccount.

(34)	For the period (commencement of operations): June 12, 2003 to December 31, 2003—SVS MFS Strategic Value Subaccount.

(35)	Effective October 28, 2005, name was changed from Scudder Aggressive Growth Subaccount.

(36)	Effective November 3, 2006, DWS Money Market VIP Subaccount acquired DWS Variable Series I’s Money Market VIP Subaccount.

(37)	For the period (cessation of operations): January 1, 2006 to December 7, 2006 DWS Oak Strategic Equity VIP Subaccount. Fund merged with DWS Capital Growth VIP Subaccount.

(38)	Effective April 29, 2005, Scudder Variable Series II’s Scudder Small Cap Growth Subaccount acquired Scudder Variable Series I’s 21st Century Growth Subaccount.

(39)	Effective February 6, 2006, name was changed from Scudder Technology Growth Subaccount.

(40)

For the period (cessation of operations): January 1, 2005 to April 28, 2005 Scudder Variable Series II’s SVS Eagle Focused Large Cap Growth Subaccount. Fund merged with Scudder Variable Series I’s Scudder Capital Growth Subaccount.

(41)

For the period (cessation of operations): January 1, 2005 to April 28, 2005 Scudder Variable Series II’s SVS Focus Value + Growth Subaccount. Fund merged with Scudder Variable Series I’s Scudder Growth and Income Subaccount.

(42)

For the period (cessation of operations): January 1, 2005 to April 28, 2005—Scudder Variable Series II’s Scudder Growth Subaccount. Fund merged with Scudder Variable Series I’s Scudder Capital Growth Subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(43)	For the period (cessation of operations): January 1, 2005 to September 15, 2005 Scudder Variable Series II’s SVS Index 500 Subaccount. Fund merged with ScudderVIT Equity 500 Index Subaccount.

(44)	For the period (cessation of operations): January 1, 2002 to November 1, 2002—Scudder New Europe Subaccount.

(45)	Effective February 6, 2006, name was changed from Scudder Real Estate Securities Subaccount.

(46)	For the period (commencement of operations): July 11, 2003 to December 31, 2003—Scudder Real Estate Securities Subaccount.

(47)	For the period (commencement of operations): September 16, 2005 to December 31, 2005—Scudder VIT Equity 500 Index Subaccount. Fund acquired Scudder Variable Series II’s SVS Index 500 Subaccount.

(48)	For the period (commencement of operations): May 6, 2003 to December 31, 2003—Franklin Rising Dividends Securities Subaccount.

(49)	For the period (commencement of operations): May 16, 2003 to December 31, 2003—Franklin Small Cap Value Securities Subaccount.

(50)	For the period (commencement of operations): May 15, 2003 to December 31, 2003—Franklin Strategic Income Securities Subaccount.

(51)	For the period (commencement of operations): May 5, 2003 to December 31, 2003—Franklin U.S. Government Subaccount.

(52)	For the period (commencement of operations): May 12, 2003 to December 31, 2003—Franklin Zero Coupon 2010 Subaccount.

(53)	For the period (commencement of operations): May 5, 2003 to December 31, 2003—Mutual Discovery Securities Subaccount.

(54)	For the period (commencement of operations): May 15, 2003 to December 31, 2003—Mutual Shares Securities Subaccount.

(55)	For the period (commencement of operations): December 3, 2005 to December 31, 2005—ING JPMorgan Emerging Markets Equity Subaccount.

(56)	For the period (cessation of operations): January 1, 2005 to December 2, 2005—ING VP Emerging Markets, Inc. Fund merged with ING JPMorgan Emerging Markets Equity Subaccount.

(57)	Effective May 1, 2005, name was changed from Janus Aspen Capital Appreciation Subaccount.

(58)	For the period (cessation of operations): January 1, 2003 to March 7, 2003—Janus Aspen Growth and Income Subaccount.

(59)	Effective May 1, 2005, name was changed from Janus Aspen Growth Subaccount.

(60)	Formerly named Janus Aspen Mid Cap Value (Perkins) Subaccount.

(61)	For the period (commencement of operations): May 12, 2003 to December 31, 2003—Janus Aspen Mid Cap Value Subaccount.

(62)	Formerly named Janus Aspen Small Cap Value (Bay Isle) Subaccount.

(63)	For the period (commencement of operations): May 28, 2003 to December 31, 2003—Janus Aspen Small Company Value Subaccount.

(64)	Effective May 1, 2006, name was changed from JPMorgan Investment Trust to JPMorgan Insurance Trust. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust.

(65)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Balanced Subaccount to JPMorgan Insurance Trust Balanced Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Balanced Subaccount.

(66)	For the period (commencement of operations): August 11, 2004 to December 31, 2004—JPMorgan Insurance Trust Balanced Subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(67)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Bond Subaccount to JPMorgan Insurance Trust Core Bond Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Bond Subaccount.

(68)	For the period (commencement of operations): July 19, 2004 to December 31, 2004—JPMorgan Insurance Trust Core Bond Subaccount.

(69)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Equity Subaccount to JPMorgan Insurance Trust Diversified Equity Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Diversified Equity Subaccount.

(70)	For the period (commencement of operations): June 30, 2004 to December 31, 2004—JPMorgan Insurance Trust Diversified Equity Subaccount.

(71)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Mid Cap Growth Subaccount to JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Mid Cap Growth Subaccount.

(72)	For the period (commencement of operations): June 25, 200 to December 31, 2004—JPMorgan Insurance Trust Mid Cap Growth Subaccount.

(73)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Mid Cap Value Subaccount to JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Mid Cap Value Subaccount.

(74)	For the period (commencement of operations): May 18, 2004 to December 31, 2004—JPMorgan Insurance Trust Diversified Mid Cap Value Subacount.

(75)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Equity Index Subaccount to JPMorgan Insurance Trust Equity Index Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Equity Index Subaccount.

(76)	For the period (commencement of operations): July 26, 2004 to December 31, 2004—JPMorgan Insurance Trust Equity Index Subaccount.

(77)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Government Bond Subaccount to JPMorgan Insurance Trust Government Bond Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Government Subaccount.

(78)	JPMorgan Insurance Trust Government Bond Subaccount option added in 2004. No contributions were made to this subaccount in 2004.

(79)

Effective December 8, 2006, name was changed to JPMorgan Insurance Trust Intrepid Growth Subaccount. Previous to this date, effective May 1, 2006, name was changed to JPMorgan Insurance Trust Large Cap Growth Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Large Cap Growth Subaccount to JPMorgan Investment Trust Large Cap Growth Subaccount.

(80)	For the period (commencement of operations): October 1, 2004 to December 31, 2004—JPMorgan Insurance Trust Intrepid Growth Subaccount.

(81)

Effective May 1, 2006, name was changed from JPMorgan Investment Trust Diversified Mid Cap Subaccount to JPMorgan Insurance Trust Intrepid Mid Cap Subaccount. Previous to this date, effective May 1, 2005, name was changed from One Group Investment Trust Diversified Mid Cap Subaccount.

(82)	For the period (commencement of operations): May 27, 2004 to December 31, 2004—JPMorgan Insurance Trust Intrepid Mid Cap Subaccount.

(83)	Formerly named JPMorgan International Opportunities Subaccount.

(84)	For the period (commencement of operations): June 6, 2003 to December 31, 2003—JPMorgan International Equity Subaccount.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

(85)	For the period (commencement of operations): May 5, 2003 to December 31, 2003—JPMorgan MidCap Value Subaccount.

(86)	For the period (commencement of operations): May 6, 2003 to December 31, 2003—Oppenheimer Capital Appreciation Subaccount.

(87)	For the period (commencement of operations): May 12, 2003 to December 31, 2003—Oppenheimer Global Securities Subaccount.

(88)	For the period (commencement of operations): May 2, 2003 to December 31, 2003—Oppenheimer High Income Subaccount.

(89)	For the period (commencement of operations): May 5, 2003 to December 31, 2003—Oppenheimer Main Street Subaccount.

(90)	For the period (commencement of operations): May 9, 2003 to December 31, 2003—Oppenheimer Main Street Small Cap Subaccount.

(91)	Effective May 1, 2006, name was changed from Oppenheimer Aggressive Growth Subaccount.

(92)	For the period (commencement of operations): May 15, 2003 to December 31, 2003—Oppenheimer MidCap Fund Subaccount.

(93)	For the period (commencement of operations): May 9, 2003 to December 31, 2003—Oppenheimer Strategic Bond Subaccount.

72